PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS
[Pacific Ridge]
THIS PURCHASE AGREEMENT AND ESCROW INSTRUCTIONS (this “Agreement”) is made as of the 24th day of March, 2017, by and between CP III PACIFIC RIDGE RF, LLC, a Delaware limited liability company (“Primary Owner”), and CP III PACIFIC RIDGE SOLAR, LLC, a California limited liability company (“Solar Owner”, and together with Primary Owner “Seller”), and AMERICAN ASSETS TRUST, INC., a Maryland corporation (“Purchaser”).
Recitals
A.The term “Property,” as used herein, means:
(1)    That certain multifamily residential project commonly known as Pacific Ridge, located at 5945 Linda Vista Road, in the City of San Diego, State of California (the “State”), consisting of (a) the land legally described in Exhibit A attached hereto (the “Land”), (b) all buildings, fixtures and other improvements located on the Land (the “Improvements”), and (c) all rights and appurtenances of Seller pertaining to the Land, including without limitation, all minerals, oil and gas rights, air, water and development rights, easements and other access ways, and rights of ingress and egress thereto (“Appurtenances,” and together with the Land and the Improvements, sometimes collectively referred to herein as the “Real Property”);
(2)    Those items of equipment, supplies, furniture and tangible personal property owned by Primary Owner which are used in connection with the maintenance and operation of the Real Property, as listed on Exhibit N-1 attached hereto (the “Primary Personal Property”);
(3)    Those solar panels and related equipment and other tangible personal property owned by Solar Owner which are used in connection with the provision of solar energy to the Real Property, as listed on Exhibit N‑2 attached hereto (the “Solar Property,” and together with the Primary Personal Property, the “Personal Property”);
(4)    All right, title and interest of Primary Owner, as landlord, under all leases, tenancies, sub-tenancies or other occupancy or use agreements affecting any portion of the Real Property (the “Leases”), and all guaranties, deposits and prepaid rents related thereto;
(5)    All right, title and interest of Seller in and to all contracts listed on Exhibit L (the “Assigned Contracts”);
(6)    All right, title and interest of Seller in and to all unexpired assignable warranties, guaranties, indemnities and sureties relating to the Real Property or the Personal Property (the “Warranties”);

(7)    All right, title and interest of Seller in and to all assignable governmental permits, licenses, certificates and authorizations relating to the use, occupancy or operation of the Real Property or the Personal Property (the “Permits”); and
(8)    All right, title and interest of Seller in and to all signs, logos, trade names, trademarks or styles relating to the Real Property (including Seller’s interest in the name “Pacific Ridge”) and all other intangible property now owned or hereafter acquired by Seller in connection with the Real Property or the Personal Property (collectively, the “Intangible Personal Property”). The term “Intangible Personal Property” shall exclude any such property of Seller that is used by Seller in connection with the Real Property as part of any integrated systems of management and/or operations of apartment projects owned by Primary Owner or any affiliate of Primary Owner, including, without limitation, the trade name “Carmel Partners” (which Purchaser shall remove from the Property promptly following the Closing), computer software, phone systems, corporate licenses and financial reporting systems.
B.    Seller wishes to sell the Property to Purchaser, and Purchaser wishes to purchase the Property from Seller, subject to and upon the terms and conditions of the option set forth herein.
Agreement
NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:
ARTICLE 1

PURCHASE AND SALE OF THE PROPERTY
1.1    Option Structure. It is the intent of the parties that, notwithstanding anything to the contrary herein (including without limitation the title to this Agreement), the transaction contemplated herein is to be structured as a true option, whereby Purchaser shall make a payment (the Option Payment, as defined below) solely for the right to purchase the Property on the terms herein, if Purchaser elects to exercise (or is deemed to exercise) its option in accordance with such terms. If Purchaser elects not to purchase the Property, Seller shall be entitled to the Option Payment, subject to express terms hereof, and Seller’s rights to the Option Payment shall in no way be contingent upon Purchaser’s satisfaction with the Property from any investigations conducted hereafter.
1.2    Purchase. Seller agrees to sell, convey and assign the Property to Purchaser, and Purchaser agrees to purchase the Property from Seller, subject to and upon the conditions of the option set forth herein.
1.3    Purchase Price. The total purchase price (the “Purchase Price”) for the Property shall be $232,000,000, payable as follows:

(a)    Option Payment. $5,000,000 (which amount, together with all interest earned thereon, is hereinafter called the “Option Payment”) shall be paid by Purchaser to Chicago Title Insurance Company (the “Title Company”), at the address set forth in Section 10.5, within two (2) business days after the Effective Date. The “Effective Date” shall be the date of mutual execution and delivery of this Agreement by Seller and Purchaser. The latter party to deliver its signed counterpart to the other party shall insert the Effective Date in the first paragraph of this Agreement, and both parties shall conform all other copies of this Agreement. Title Company shall place the Option Payment in an insured account, which shall bear interest if elected by Purchaser, who shall bear any set-up costs. The Option Payment shall be paid by Purchaser in consideration for Purchaser’s option to purchase the Property pursuant to the terms hereof and shall be immediately non-refundable except as expressly set forth in this Agreement. If Purchaser exercises or is deemed to exercise its option to purchase the Property hereunder, the Option Payment shall be applied against the Purchase Price.
(b)    Balance. At the Closing, the Purchase Price, minus the Option Payment and subject to the prorations and adjustments provided for herein, shall be deposited by 8:00 a.m. (Pacific Time) on the Closing Date by Purchaser into escrow with Title Company, to be disbursed by Title Company to Seller as provided in this Agreement.
1.4    Escrow. Title Company, by acceptance of any funds deposited by Purchaser hereunder, agrees to hold such funds and disburse the same only in accordance with the terms and conditions of this Agreement. If Title Company is in doubt as to its duties or liabilities hereunder, it may continue to hold such funds until the parties mutually agree to the disbursement thereof, or until an order or judgment of a court of competent jurisdiction shall determine the rights of the parties hereto. Title Company is a depository only and shall not be liable for any loss, damage or cost including, but not limited to, attorneys’ fees, which may be suffered by Seller or Purchaser in connection with Title Company’s action or inaction except those caused by Title Company’s negligence or willful failure to perform its duties hereunder. In no circumstance shall Title Company be responsible or liable for the failure of any financial institution into which any funds deposited with Title Company have been deposited.
ARTICLE 2

INVESTIGATION OF THE PROPERTY
2.1    Seller’s Initial Deliveries. Seller has delivered or, within five (5) days after the Effective Date, Seller shall deliver or cause to be delivered to Purchaser or make available to Purchaser on a website (or, with respect to the Leases and Lease files, make the same available to Purchaser at the Real Property, during normal business hours, upon not less than one business day’s prior written notice to Seller), the following documents relating to the Property (such materials, together with any other materials concerning the Property made available on such website, are hereinafter referred to as the “Seller Deliveries”):

(a)    Title Commitment. A current title insurance commitment issued by Title Company, including copies of all recorded exceptions to title referred to therein (collectively, the “Title Commitment”), reflecting title to the Real Property;
(b)    Survey. The most recent survey of the Real Property in Seller’s possession (the “Existing Survey”);
(c)    Tax Statements. Copies of the most recent statements for taxes and assessments covering the Property, together with copies of any notices with respect to taxes and assessments received by Seller within the 12 months prior to the Effective Date; and
(d)    Contractual Documents. Copies of the Leases, the Assigned Contracts, and, to the extent the same are in Seller’s possession, the Warranties, and the Permits.
2.2    Purchaser’s Investigations.
(a)    Prior to the Effective Date, Purchaser has begun investigation and evaluation of the Property and all matters relevant to its acquisition, use, ownership and operation. Purchaser’s right of investigation shall continue after the Effective Date and shall include, without limitation, the right to have made, at Purchaser’s expense, any studies or inspections of the Property as Purchaser may deem necessary or appropriate; provided, however, that all inspections shall occur during normal business hours, upon not less than two (2) business days’ prior written notice to Seller, and Purchaser shall not conduct or allow any physically intrusive testing of, on or under the Property without first obtaining Primary Owner’s written consent which shall not be unreasonably withheld, conditioned or delayed. Purchaser shall not, in connection with its investigations, unreasonably interfere with any of the tenants under the Leases, and Purchaser shall not contact any tenants under the Leases or any of their representatives without Primary Owner’s prior written consent.
(b)    Prior to Closing, Purchaser shall obtain an update to the Existing Survey or new survey (each an “Update,” and together with the Existing Survey, the “Survey”), and deliver a copy of the same to Seller and Title Company. Purchaser shall take title in reliance upon a Title Policy that is subject only to the Permitted Exceptions. “Permitted Exceptions,” as used hereafter, shall constitute: (i) the rights of tenants, as tenants only, under the Leases, (ii) the lien of real estate taxes and assessments, not yet due or payable, for the tax year in which Closing occurs and subsequent years, (iii) those matters reflected in the pro forma title policy attached hereto as Exhibit I (the “Pro Forma”), and (iv) those matters revealed by the Survey, excluding (a) delinquent taxes or assessments, (b) any deed of trust, mortgage or other lien or monetary encumbrance affecting the Property or any part thereof not created by, through, or under Purchaser, and (c) any encumbrance created by a party other than Purchaser or its agents after the Effective Date and without Purchaser’s consent. In no event shall Seller be obligated to satisfy any requirement contained in the Title Commitment, other than obligations expressly stated herein, in order to cause any exceptions to be removed or endorsements to be issued.

(c)    If, on or before the date that is ten (10) business days prior to the Closing Date (the “Exercise Date”), Purchaser gives Seller written notice setting forth Purchaser’s dissatisfaction with the Property for any reason, and states in such notice Purchaser’s election to not exercise the option contained in this Agreement, then this Agreement shall terminate in which case the Option Payment shall be paid to Seller and both parties shall be relieved from any further liability hereunder except for those obligations and agreements which expressly survive termination of this Agreement (the “Provisions Surviving Termination”). If Purchaser does not terminate this Agreement as described in the preceding sentence, then Purchaser’s option to purchase the Property contained herein shall be deemed exercised and this Agreement shall remain in full force and effect in accordance with its terms.
(d)    At least three (3) business days prior to any activity undertaken on the Real Property by Purchaser, Purchaser shall furnish Seller with a copy of an insurance policy (which may be a blanket policy), from an insurer acceptable to Seller, and a certificate of insurance showing all premiums due on the policy to have been paid and showing the insurance to be in full force and effect, such policy (i) to name Seller as an additional insured, (ii) to provide coverage against any claim for personal injury, death, or property damage caused by Purchaser, its agents or representatives, with a combined single limit liability of not less than Two Million Dollars ($2,000,000) per occurrence, insuring the Real Property against any damage caused by any of them with a limit of liability of not less than Five Million Dollars ($5,000,000), (iii) not amendable or cancellable on less than thirty (30) days prior written notice to Seller, and (iv) with a deductible of not more than Twenty-Five Thousand Dollars ($25,000).
(e)    Within five (5) business days after the Effective Date, Seller shall, at its expense, order, obtain, review and deliver a copy to Seller of a Natural Hazards Disclosure for the Property from reputable real estate compliance reporting company as may be required by law, including without limitation, in connection with the following California Code Sections: Government Code Sections 8589.4 (Dam Failure Inundation Areas); 8589.3 (Special Flood Hazard Area); Government Code Sections 51183.4, 51183.5 (Fire Hazard Severity Zone); Public Resources Code Section 2621.9 (Earthquake Fault Zone); Public Resources Code Section 2694 (Seismic Hazard Zone); and Public Resources Code Section 4136 (Wildland Area); and California Civil Code Section 1102.3.
2.3    Indemnity and Restoration. Purchaser agrees to indemnify, defend and hold harmless Seller from any and all claims, demands, liabilities, losses, damages, liens, costs and expenses asserted against Seller or the Property arising out of or resulting from Purchaser’s investigations of the Property prior to Closing and to pay Seller all costs and expenses, including reasonable attorneys’ fees and expenses, incurred in defending any such matter. Without limitation on the foregoing, Purchaser shall immediately repair and restore any damage to the Property caused by Purchaser’s investigations of the Property. Purchaser’s obligations pursuant to this Section 2.3 shall survive Closing and any termination of this Agreement.

ARTICLE 3

SELLER’S REPRESENTATIONS AND WARRANTIES
3.1    Seller’s Representations. Seller represents, warrants and covenants to Purchaser as follows:
(a)    Authority. Each constituent of Seller is a limited liability company duly organized, validly existing and in good standing under the laws of its formation. Seller has the full right and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. All requisite action has been taken by Seller in connection with the execution of this Agreement, the instruments referenced herein, and the consummation of the transactions contemplated hereby. The individual(s) executing this Agreement and the documents referenced herein on behalf of Seller have the legal power, right and actual authority to bind Seller to all such documents.
(b)    Consents; Binding Obligations. No third party approval or consent is required for Seller to enter into this Agreement or to consummate the transactions contemplated hereby. This Agreement and all documents required hereby to be executed by Seller are and shall be valid, legally binding obligations of and enforceable against Seller in accordance with their terms.
(c)    No Bankruptcy Proceedings. No bankruptcy, insolvency, rearrangement or similar action or proceeding, whether voluntary or involuntary, is pending or, to Seller’s Actual Knowledge, threatened in writing against Seller and, to Seller’s Actual Knowledge, Seller has no intention of filing or commencing any such action or proceeding.
(d)    FIRPTA. Seller and the taxpayer responsible for Seller’s income taxes (if Seller is a disregarded entity) are not foreign persons or partners as defined in Section 1445 of the Internal Revenue Code.
(e)    Personal Property. Seller owns good and indefeasible title to the Personal Property, fully paid for and free and clear of all liens, leases and encumbrances. No other party has any rights or claims to the Personal Property. To Seller’s Actual Knowledge, the lists of Personal Property attached to Exhibits N-1 and N-2 are accurate and complete.
(f)    Litigation. There are no judgments nor any pending actions, suits, litigation, investigations or proceedings affecting the Property that would have a material adverse effect on the Property or which might adversely affect the ability of Seller to consummate the transaction contemplated by this Agreement.
(g)    Condemnation. Seller has no Actual Knowledge, and has received no notice from any governmental authorities, that proceedings for the condemnation of any portion of the Property are pending.

(h)    No Conflict. The execution and delivery of this Agreement by Seller, and the consummation of the transaction contemplated by this Agreement, do not conflict with or contravene the provisions of the organizational documents of Seller or any agreement or instrument by which Seller or any of its properties are bound or any law, rule, regulation, order or decree to which it or its properties are subject.
(i)    Leases. To Seller’s Actual Knowledge, no leases or other agreements for occupancy of all or any portion of the Property exist as of the date of the Rent Roll except for the Leases reflected on the rent roll attached hereto as Exhibit M (the “Rent Roll”). To Seller’s Actual Knowledge, Seller has provided Purchaser with true and correct copies of all of the Leases and, without affecting Seller’s obligations under Section 5.1(b) below, will provide Purchaser with true and correct copies of any modifications, terminations, supplements, or correspondence with regard to such documents.
(j)    Contracts and Encumbrances. To Seller’s Actual Knowledge, no contracts or other agreements affecting all or any portion of the Property will exist as of the Closing Date except for the Assigned Contracts, the Leases, and the documents disclosed on the Title Commitment.
(k)    Defaults. To Seller’s Actual Knowledge, Seller has not received written notice of default under any Assigned Contract that has not previously been cured.
(l)    No Violation. To Seller’s Actual Knowledge, Seller has not received written notice from any governmental authority that any portion of the Property is in violation of any zoning, environmental, or other land use regulations, and to Seller’s Actual Knowledge, or that such a violation is being investigated or alleged.
(m)    Prohibited Person. Seller (i) is not a Prohibited Person, as defined by OFAC, and (ii) is in full compliance with all applicable orders, rules, regulations and recommendations of the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”).
(n)    Rights to Property. Subject to the Permitted Exceptions, Seller has not granted to any third party any option to purchase, right of first refusal to purchase, right of first offer or negotiation, or other similar right to purchase or otherwise acquire an interest (other than that of a tenant or occupant) in any part of the Property, and to Seller’s Actual Knowledge, no such right exists regarding the Property.
(o)    Brokers. Ed Rosen and John Chu of Berkadia (collectively, “Seller’s Broker”) have represented Seller in connection with the transaction contemplated hereby. Seller has incurred no other obligation in connection with the transaction contemplated by this Agreement for a broker’s commission or finder’s fee.
3.2    Waiver Through Knowledge. If Purchaser has knowledge of any untruth of any of the representations and warranties made by Seller in this Agreement prior to the Closing or if the same is disclosed in any of Seller’s Deliveries and Purchaser nonetheless elects to proceed to Closing,

Purchaser shall be deemed to have waived all rights against Seller in connection with any such untruth.
3.3    Seller Deliveries. Other than as stated in Section 3.1, above, it is expressly understood and agreed that Seller makes no representations or warranties of any kind with respect to the completeness or accuracy of any of the Seller Deliveries.
3.4    Survival. Each of the Seller representations, warranties and indemnities contained in this Agreement or in the documents to be executed and delivered by Seller hereunder by Closing (collectively, the “Seller Provisions Surviving Closing”) are acknowledged by Seller to be material and to be relied upon by Purchaser in proceeding with this transaction, and shall survive the Closing for a period of nine (9) months (the “Survival Period”). No claim for a breach of any of the Seller Provisions Surviving Closing shall be actionable or payable: (a) unless the valid claims for all such breaches collectively aggregate more than $50,000, (b) unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of the Survival Period, and (c) unless an action shall have been filed by Purchaser and served upon Seller prior to the expiration of the Survival Period. In no event shall the total liability of Seller to Purchaser for all breaches of all Seller Provisions Surviving Closing exceed $1,000,000. The provisions of this Section 3.4 shall survive Closing.
3.5    Actual Knowledge. As used in this Agreement, the phrase “to Seller’s Actual Knowledge” or words of similar import shall mean the actual knowledge of Christopher J. Beda and Sandy Avedisian without any duty of inquiry or investigation. Without negating the foregoing representations and warranties of Seller, Purchaser hereby disclaims any claim or right of action against the individual identified in this Section 3.5.
3.6    AS IS PURCHASE.
(a)    PURCHASER HEREBY ACKNOWLEDGES, REPRESENTS, WARRANTS, COVENANTS AND AGREES THAT AS A MATERIAL INDUCEMENT TO SELLER TO EXECUTE AND ACCEPT THIS AGREEMENT AND IN CONSIDERATION OF THE PERFORMANCE BY SELLER OF ITS DUTIES AND OBLIGATIONS UNDER THIS AGREEMENT, THE SALE OF THE PROPERTY HEREUNDER IS AND WILL BE MADE ON AN “AS IS, WHERE IS, AND WITH ALL FAULTS” BASIS, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 3, AND THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 3, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE PROPERTY, INCLUDING WITHOUT LIMITATION: (1) THE EXISTENCE OF HAZARDOUS MATERIALS UPON THE REAL PROPERTY OR ANY PORTION THEREOF; (2) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER

AND FAULTING; (3) WHETHER OR NOT AND TO THE EXTENT TO WHICH THE REAL PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD; (4) DRAINAGE; (5) SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOIL REPAIRS, SOIL ADDITIONS OR CONDITIONS OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING; (6) USAGES OF ADJOINING PROPERTIES; (7) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, DURABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE REAL PROPERTY OR ANY PORTION THEREOF, OR ANY RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE REAL PROPERTY OR ANY PART THEREOF INCLUDING, WITHOUT LIMITATION, WHETHER OR NOT THE IMPROVEMENTS COMPLY WITH THE REQUIREMENTS OF THE AMERICANS WITH DISABILITIES ACT, THE FAIR HOUSING ACT AND/OR RELATED REGULATIONS; (8) THE PRESENCE OF HAZARDOUS MATERIALS IN, ON, UNDER OR IN THE VICINITY OF THE REAL PROPERTY; (9) THE SQUARE FOOTAGE OF THE LAND OR THE IMPROVEMENTS; (10) IMPROVEMENTS AND INFRASTRUCTURE, IF ANY; (11) DEVELOPMENT RIGHTS AND ENTITLEMENTS; (12) WATER OR WATER RIGHTS; (13) THE DEVELOPMENT POTENTIAL FOR THE PROPERTY; (14) THE ABILITY OF PURCHASER TO REZONE THE PROPERTY OR CHANGE THE USE OF THE PROPERTY; (15) THE ABILITY OF PURCHASER TO ACQUIRE ADJACENT PROPERTIES; (16) THE EXISTENCE AND POSSIBLE LOCATION OF ANY UNDERGROUND UTILITIES; (17) THE EXISTENCE AND POSSIBLE LOCATION OF ANY ENCROACHMENTS; (18) WHETHER THE IMPROVEMENTS WERE BUILT, IN WHOLE OR IN PART, IN COMPLIANCE WITH APPLICABLE BUILDING CODES; (19) THE STATUS OF ANY LIFE-SAFETY SYSTEMS IN THE IMPROVEMENTS; (20) THE CHARACTER OF THE NEIGHBORHOOD IN WHICH THE REAL PROPERTY IS SITUATED; (21) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS; (22) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE (PURCHASER AFFIRMING THAT PURCHASER HAS NOT RELIED ON SELLER’S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE); OR (23) WHETHER THE SELLER DELIVERIES DELIVERED TO PURCHASER HEREUNDER CONSTITUTE ALL MATERIAL OR IMMATERIAL DOCUMENTS IN SELLER’S POSSESSION RELATING TO THE PROPERTY.
(b)    PURCHASER ACKNOWLEDGES THAT AS OF THE EFFECTIVE DATE AND OTHER THAN AS STATED IN SECTION 2.2(A) ABOVE, PURCHASER SHALL

HAVE COMPLETED ALL PHYSICAL AND FINANCIAL EXAMINATIONS RELATING TO THE ACQUISITION OF THE PROPERTY HEREUNDER AND WILL ACQUIRE THE SAME SOLELY ON THE BASIS OF SUCH EXAMINATIONS AND THE TITLE INSURANCE PROTECTION FOR THE REAL PROPERTY AFFORDED BY PURCHASER’S TITLE POLICY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER EXCEPT FOR REPRESENTATIONS AND WARRANTIES OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 3. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION EXCEPT FOR REPRESENTATIONS AND WARRANTIES OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 3. SUBJECT TO THE REPRESENTATIONS AND WARRANTIES EXPRESSLY PROVIDED BY SELLER IN THIS ARTICLE 3, SELLER SHALL NOT BE LIABLE FOR ANY NEGLIGENT MISREPRESENTATION OR ANY FAILURE TO INVESTIGATE THE PROPERTY NOR SHALL SELLER BE BOUND IN ANY MANNER BY ANY VERBAL OR WRITTEN STATEMENTS, REPRESENTATIONS, APPRAISALS, ENVIRONMENTAL ASSESSMENT REPORTS, OR OTHER INFORMATION PERTAINING TO THE PROPERTY OR THE OPERATION THEREOF, FURNISHED BY SELLER, OR BY ANY REAL ESTATE BROKER, AGENT, REPRESENTATIVE, EMPLOYEE, SERVANT OR OTHER PERSON ACTING ON SELLER’S BEHALF.
(c)    EXCEPT FOR ANY BREACH OF ANY SURVIVING SELLER’S OBLIGATIONS UNDER THIS AGREEMENT, THE CLOSING OF THE PURCHASE OF THE PROPERTY BY PURCHASER HEREUNDER SHALL BE CONCLUSIVE EVIDENCE THAT: (A) PURCHASER HAS FULLY AND COMPLETELY INSPECTED (OR HAS CAUSED TO BE FULLY AND COMPLETELY INSPECTED) THE PROPERTY; (B) PURCHASER ACCEPTS THE PROPERTY AS BEING IN GOOD AND SATISFACTORY CONDITION AND SUITABLE FOR PURCHASER’S PURPOSES; AND (C) THE PROPERTY FULLY COMPLIES WITH SELLER’S COVENANTS AND OBLIGATIONS HEREUNDER.
(d)    Except for claims for Seller’s breach of any surviving obligations under this Agreement, Purchaser for itself and on behalf of each of its successors and assigns (collectively, the “Releasors”) by this general release of known and unknown claims (this “Release”) hereby irrevocably and unconditionally releases and forever discharges Seller, its affiliates (including without limitation CP Construction West, Inc.), and the managers, members, partners, directors, officers, shareholders, owners, employees, and agents of each (collectively, the “Releasees”), and each of them, which and who shall constitute intended third party beneficiaries hereof, from and against any and all claims of any kind or nature whatsoever, WHETHER KNOWN OR UNKNOWN, suspected or unsuspected, fixed or contingent, liquidated or unliquidated which any of the Releasors now have, own, hold or claim to have had, owned or held, against any of the Releasees arising from, based upon or related to, whether directly or indirectly, any facts, matters, circumstances, conditions or defects (whether patent or latent) of all or any kinds, related to, arising from, or based upon, whether directly or indirectly, the Property, Seller, Seller’s records or the Audit Letter (as defined in Section 12.1), including without limitation (i) the physical condition, quality and state of repair of the Property conveyed; (ii) any latent or patent defect affecting the Property conveyed, (iii) the presence of hazardous materials in, on, about or under the Real Property or which have migrated from adjacent lands to the Real Property or from the Real Property to adjacent lands, (iv) any claims arising out of alleged construction defects, and (v) the contents of the Audit Letter, including any inaccuracies therein. The foregoing Release shall be effective as of the Closing, and shall survive Closing.

/s/ AW
Purchaser’s Initials

(e)    Without limiting the foregoing and in furtherance of the releases given by Purchaser under this Agreement, Purchaser hereby specifically waives the provisions of Section 1542 of the California Civil Code which provide:
A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.
Purchaser hereby specifically acknowledges that Purchaser has carefully reviewed this Section 3.6(e), and discussed its import with legal counsel, is fully aware of its consequences, and that the provisions of this Section 3.6(e) are a material part of this Agreement.

/s/ AW
Purchaser’s Initials

ARTICLE 4

PURCHASER’S REPRESENTATIONS AND WARRANTIES
4.1    Purchaser’s Representations. Purchaser represents and warrants to Seller as follows:
(a)    Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland Purchaser has the full right and authority to enter into this Agreement and consummate the transactions contemplated by this Agreement. All requisite action has been taken by Purchaser in connection with the execution of this Agreement, the instruments referenced herein, and the consummation of the transactions contemplated hereby.
(b)    Consents; Binding Obligations. No third party approval or consent is required for Purchaser to enter into this Agreement or to consummate the transactions contemplated hereby which has not been obtained prior to the Effective Date. This Agreement and all documents required hereby to be executed by Purchaser are and shall be valid, legally binding obligations of and enforceable against Purchaser in accordance with their terms.
4.2    Survival. Each of the representations and warranties contained in Section 4.1 are acknowledged by Purchaser to be material and to be relied upon by Seller in proceeding with this transaction, and shall survive the Closing for the Survival Period.
4.3    No Other Representations. With the sole exception of the representations set forth in this Article 4, this Agreement is made without representation or warranty of any kind by Purchaser.
4.4    Purchaser Indemnity. Purchaser shall indemnify Seller against, defend and hold Seller harmless from any and all loss, damage, liability or expense, including court costs and reasonable attorneys’ fees, which Seller may reasonably incur or sustain by reason of or in connection with any and all obligations, liabilities, claims or demands by third parties, whether direct, contingent or consequential, and no matter how arising, in any way related to or arising from any act, conduct, omission, contract, agreement or commitment of Purchaser that in any way relates to or arises from the sale, use, operation, ownership, or occupancy of the Property by or on behalf of Purchaser. Purchaser’s obligations pursuant to this Section 4.4 shall survive the Closing.
ARTICLE 5

SELLER’S UNDERTAKINGS PENDING CLOSING
5.1    Operation of Property. Seller covenants with Purchaser that, so long as this Agreement remains in effect:
(a)    From and after the Effective Date, Seller will operate, maintain and manage the Property in a normal businesslike manner, maintaining present services, and will perform when due all of its obligations under the Leases, any and all contracts affecting or relating to the Property, even if they will be terminated prior to the Closing, if such contracts are necessary or appropriate for Seller to comply with its obligations under this paragraph (excluding the Leases, the “Contracts”), and any loan agreements or mortgages, encumbrances, orders, decrees, entitlements, permits, or instruments affecting the Property. Seller will promptly notify Purchaser of any default notices received by Seller between the Effective Date and the Closing Date as to any of the foregoing. Seller may take any action that Seller reasonably determines to be appropriate in connection with any such default; provided, however, that if any such action is reasonably likely to result in a monetary obligation or liability on Purchaser after the Closing, Seller shall obtain Purchaser’s approval prior to taking such action, which approval shall not be unreasonably withheld, conditioned or delayed.
(b)    (i) Seller may, without notice to or consent from Purchaser, enter into new Leases and grant renewals and extensions of existing Leases, in each case in the ordinary course of business, and (ii) Seller shall not enter into any Contracts which will survive the Closing or otherwise affect the use, operation or enjoyment of the Property after the Closing without Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
(c)    From and after the Effective Date, Seller will maintain in effect all insurance policies now maintained on the Property, up to and including the Closing Date.
(d)    From and after the Effective Date, Seller shall not create or consent to the creation of any lien, encumbrance or other matter affecting title to the Property without Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
5.2    Termination of Contracts.
(a)    Seller agrees to terminate, effective as of Closing, all Contracts other than the Assigned Contracts and Permitted Exceptions. Seller shall assign to Purchaser at Closing all of the Assigned Contracts as reflected in Exhibit L. Seller’s obligations pursuant to this Section 4.4 shall survive the Closing for the Survival Period.
(b)    Seller acknowledges that, following the third party property manager’s consent, Purchaser shall have the right to interview on-site employees to potentially be hired by Purchaser.
5.3    Additional Title Matters. If any update of the Title Commitment received by Purchaser after the Effective Date shall show any additional title matters that are not Permitted Exceptions (the “Additional Matters”), Purchaser shall have until the earlier of (a) five (5) business days following its receipt of such update, and (b) one (1) business day prior to the scheduled Closing Date, to advise Seller in writing of any objection to any such additional matters (each a “Disapproved Matter”). If Purchaser fails to timely deliver such notice, Purchaser shall be deemed to have elected to take title to the Property subject to the Additional Matters shown in such update(s) (in addition to the other Permitted Exceptions). Seller shall use such efforts and expend such amounts as it may, in its sole judgment, deem appropriate to remove, endorse over or otherwise cure (collectively, “Cure”) prior to Closing any Disapproved Matter to which Purchaser has timely objected. Seller shall not have the obligation, however, to Cure Disapproved Matters. Seller shall notify Purchaser in writing within two (2) business days after receipt of notice from Purchaser regarding Disapproved Matters whether Seller elects to Cure any Disapproved Matters. If Seller fails to timely deliver such notice to Purchaser, Seller shall be deemed to have elected not to Cure the Disapproved Matters. If Seller notifies (or is deemed to have notified) Purchaser that Seller has elected not to Cure any Disapproved Matters, then Purchaser shall notify Seller within three (3) business days of receipt of such notice whether Purchaser elects to terminate this Agreement or to proceed, taking title subject to such Disapproved Matters. If Purchaser fails to timely deliver such notice, Purchaser shall be deemed to have elected to proceed, taking title subject to such Disapproved Matters. If Purchaser elects (or is deemed to have elected) to take title subject to any Disapproved Matter under this Section 5.3, such Disapproved Matter shall become a Permitted Exception and the Purchase Price shall not be reduced. If Purchaser elects to terminate this Agreement under this Section 5.3, then the Option Payment shall be returned to Purchaser and the parties shall be relieved of any further obligations hereunder except for the Provisions Surviving Termination. In the event that the dates under this Section extend past the scheduled Closing Date, the Closing Date shall be extended to the date that is five (5) business days after the deadline for Purchaser’s election to terminate or accept the Property subject to the Disapproved Matters, as is indicated above.
5.4    Exclusivity. Until the Closing or the earlier termination of this Agreement, Seller will not solicit or negotiate any other offers for the transfer, sale, assignment, or conveyance or all or any portion of the Property.
ARTICLE 6

CONDITIONS TO CLOSING
6.1    Performance of Obligations. Unless waived in writing by the party entitled to the benefit thereof, the obligations of either party to close under this Agreement shall be subject to the satisfaction of the condition that the other party shall have timely and materially performed all covenants, agreements and obligations required to be performed by it under this Agreement.
6.2    Title Policy. It shall be a condition to Purchaser’s obligation to close under this Agreement that Title Company shall have agreed to issue to Purchaser an ALTA extended owner’s policy of title insurance, insuring title to the Real Property in Purchaser in the amount of the Purchase Price, subject only to the terms of the Pro Forma and the Permitted Exceptions (the “Title Policy”). Notwithstanding anything in this Agreement to the contrary, in the event that Purchaser does not deliver to Title Company an Update satisfactory to Title Company, the “Title Policy” shall be a standard coverage policy. Seller covenants either (a) to have all liens secured by deeds of trust securing loans made to Seller and liens caused to be filed by Seller, including, without limitation, with respect to the loan documents securing Seller’s current financing on the Property (“Loan Documents”), removed on or before the Closing Date, or (b) to cause any lender that is a party to the Loan Documents to issue a payoff letter sufficient to allow Title Company to delete any exceptions for the Loan Documents to be removed from the Title Policy.
6.3    Notice and Cure. If any condition to a party’s obligation to close hereunder has not been satisfied by the Closing Date, such party shall notify the other party thereof, whereupon the other party shall have three (3) business days to attempt to cause such condition to be satisfied, and the Closing Date shall be extended to allow for such three business-day cure period.
6.4    Failure of Condition. If a condition remains unsatisfied following such notice and opportunity to cure, the party for whom the condition benefits may thereupon terminate this Agreement by written notice to the other party, whereupon the Option Payment shall be returned to Purchaser and both parties shall be relieved from any further liability hereunder except for the Provisions Surviving Termination. This Section shall not limit or negate any remedies to which a party is entitled hereunder (including without limitation receipt of the Option Payment) in the event of a breach of this Agreement by the other party.
ARTICLE 7

CLOSING
7.1    Date of Closing. The closing of the purchase (the “Closing”) shall take place in the offices of Title Company, or at such other place as the parties shall mutually agree. The date of Closing (the “Closing Date”) shall be the date that is forty-five (45) days after the Effective Date, or such other date as shall be agreed upon by Seller and Purchaser. Closing shall be performed on a “gap” basis (i.e., disbursement of the funds deposited by Purchaser shall occur immediately following receipt of all required escrow deposits by Title Company and authorization by the parties to close, rather than following recordation of the Deed).
7.2    Deliveries. At Closing, the following shall occur through Title Company’s escrow:
(a)    Primary Owner and Purchaser shall execute and deliver to Purchaser a duly executed and acknowledged grant deed with restrictions (the “Deed”), in the form attached hereto as Exhibit F, subject only to the Leases, taxes and assessments for the year of Closing and subsequent years, matters shown on the Update, any Permitted Exceptions, and any matters arising by, through or under Purchaser.
(b)    Primary Owner shall execute and deliver to Purchaser a bill of sale, in the form attached hereto as Exhibit B‑1, conveying to Purchaser all of Primary Owner’s right, title and interest in and to the Primary Personal Property.
(c)    Solar Owner shall execute and deliver a bill of sale, in the form attached hereto as Exhibit B-2, conveying to Purchaser all of Solar Owner’s right, title and interest in and to the Solar Property.
(d)    Primary Owner and Purchaser shall execute and deliver two duplicate originals of an assignment and assumption of leases, in the form attached hereto as Exhibit C, pursuant to which Seller shall assign all of its right, title and interest in and to the Leases to Purchaser. Seller shall also deliver to Purchaser, outside of escrow, the originals of all written Leases to the extent in Seller’s possession.
(e)    Primary Owner and Purchaser shall execute and deliver two duplicate originals of a general assignment, in the form attached hereto as Exhibit D, pursuant to which Seller shall assign to Purchaser all of Seller’s right, title and interest in and to the Assigned Contracts, the Warranties, the Permits and the Intangible Personal Property. Seller shall also deliver to Purchaser, outside of escrow, the originals of all written Assigned Contracts and Warranties to the extent in Seller’s possession.

(f)    Primary Owner and Purchaser shall execute and deliver an assignment and assumption agreement, in the form attached hereto as Exhibit H, with regard to the Master Declaration of Covenants, Conditions and Restrictions and Affordable Housing Agreement (Inclusionary For Sale and Rental Restrictions), dated January 6, 2010, recorded in the Office of the County Recorder for the County of San Diego on January 13, 2010, as Instrument No. 2010-0017345 and that certain Deed of Trust, dated January 6, 2010 and recorded in the Office of the Recorder of the County of San Diego, State of California on January 13, 2010 as Instrument No. 2010-0017346, each as previously assigned to Primary Owner.
(g)    Seller shall execute and deliver to Purchaser and Title Company an affidavit that evidences that Seller is exempt from the withholding requirements of Section 1445 of the Internal Revenue Code.
(h)    Primary Owner and Purchaser shall execute and deliver to Purchaser a signed notice, in the form attached hereto as Exhibit E, to be sent to the tenants under the Leases after Closing, advising the tenants that the Property has been transferred to Purchaser. In connection therewith, Primary Owner shall provide to Purchaser an updated Rent Roll, dated within three (3) business days of the Closing Date, certified by Primary Owner with the representation contained in the first sentence of Section 3.1(i).
(i)    Primary Owner shall execute and deliver to the Title Company such statements or affidavits concerning the Leases, mechanic’s liens, gap coverage and other title matters as may be reasonably required by Title Company in order to issue the Title Policy.
(j)    Seller and Purchaser shall execute and deliver to the Title Company any applicable transfer tax, transfer declarations, ownership information or other disclosure forms or reports required by law, including without limitation, a California form 593-C (to be executed by Seller), and a California Preliminary Change of Ownership Report (to be executed by Purchaser).
(k)    To the extent the same are in Seller’s possession, Seller shall deliver to Purchaser, outside of escrow, the original certificates of occupancy for the Property and the originals of the other Permits, except to the extent the same are required to be and are affixed at the Property.
(l)    Primary Owner shall deliver to Title Company satisfactory evidence of the formation, existence and good standing of Primary Owner and its authority to transfer the Real Property to Purchaser.
(m)    Purchaser shall deliver to the Title Company, for payment to Seller, the Purchase Price as provided in Section 1.3 hereof, subject to the adjustments described in Article 8 hereof, as reflected in the Settlement Statement approved by Purchaser.
(n)    Seller and Purchaser shall execute and deliver settlement statements prepared by the Title Company (the “Settlement Statement”), in form and content reasonably acceptable to each such party, to reflect the credits, prorations and adjustments contemplated by or specifically provided for in this Agreement.
(o)    Seller shall deliver possession of the Property to Purchaser, subject only to the matters described in the Deed.
(p)    Seller and Purchaser agree to execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any and all assignments and all other instruments and documents as may be reasonably necessary in order to complete the transaction herein provided and to carry out the intent and purposes of this Agreement.
ARTICLE 8

ADJUSTMENTS AND PRORATIONS
8.1    Closing Adjustments. The cash due at Closing pursuant to Section 1.3(b) hereof shall be subject to adjustment as of the Closing Date in accordance with the following provisions:
(a)    Income. All rents, charges and revenues of any kind payable under the Leases and actually collected by Primary Owner prior to Closing shall be prorated as of 11:59 p.m. on the day preceding the Closing Date. No proration will be made at Closing for amounts payable under the Leases that have not actually been collected by Primary Owner. Following the Closing, Purchaser shall be entitled to collect all amounts payable under the Leases for the month in which the Closing occurs that have not previously been collected by Primary Owner; provided, however, that Purchaser shall remit to Primary Owner a prorated portion of all such amounts collected by Purchaser within thirty (30) days after collecting the same. Primary Owner shall promptly remit to Purchaser any amounts payable under the Leases for the period after the Closing Date that are received by Primary Owner after prorations have been calculated. Purchaser shall include delinquent rents for periods prior to the month in which the Closing takes place on all bills for rent submitted to tenants for three (3) months after the Closing Date and all amounts collected by Purchaser after the Closing Date relating to such delinquent rents shall be promptly remitted to Primary Owner; provided, however, that all rents received by Purchaser after the Closing Date shall be deemed to be applied first to the current rental period and to any rent after Closing which is delinquent. Primary Owner shall retain all ownership rights relating to any such delinquent rents, and if Purchaser has not collected the same within sixty (60) days from Closing, Primary Owner may take such action as it deems necessary to collect such delinquent rents, including the commencement of an action against the tenants under the Leases or any other person liable for such delinquent rents, but Primary Owner shall not have the right to cause the tenancy of such tenants to be terminated or to dispossess a tenant from its premises. The provisions of this Section 8.1(a) shall survive Closing.
(b)    Deposits. All unapplied, refundable security deposits under the Leases shall be transferred to Purchaser in accordance with applicable law. All prepaid rents under the Leases shall at Primary Owner’s option be transferred to Purchaser or credited against the Purchase Price.

(c)    Taxes. All real estate and personal property taxes and assessments attributable to the Property shall be prorated at Closing. Seller shall pay all such taxes and assessments attributable to the Property for any period prior to the Closing Date. If the applicable tax rate and assessed valuation for the Property have not been established for the tax year in which Closing occurs, the proration of real estate taxes and personal property taxes shall be based upon the most recent tax statement for the Property, with such proration to be adjusted in cash between Seller and Purchaser promptly after presentation of written evidence that the actual taxes payable for the year in which Closing occurs differ from the amounts used for proration purposes at Closing. Primary Owner shall have no obligation to discharge any special assessments or similar impositions levied or imposed against the Real Property. The current installments under any such assessments or impositions shall be prorated as of the Closing Date, and Purchaser shall acquire the Real Property subject to the remaining balances of such assessments and impositions. Purchaser shall be responsible for all supplemental taxes arising on or after the Closing Date.
(d)    Operating Expenses. Seller and Purchaser shall attempt to have all Contracts and any other agreements that affect the Property and for which the charges are based upon usage (including utilities) billed or read as of the date as close to the Closing Date as is reasonably possible. Charges for any of the same which are not read on the Closing Date shall be prorated between Purchaser and Seller based on the number of days during the period covered by the statement therefor during which each party owned the Property, allocating the Closing Date to Purchaser. Seller shall be entitled to a credit at Closing for the amount of any deposits that Seller has made with any of the utility services or companies servicing the Property. Seller shall cause all utility and other services in Seller’s name to be closed as of 11:59 p.m. local time on the day preceding the Closing Date, and Purchaser shall arrange with all utility services and companies servicing the Property to have new accounts started in the name of Purchaser beginning at 12:00 a.m. local time on the Closing Date. Purchaser and Seller shall cooperate in closures, transfers, prorations, and the return of utility deposits to Purchaser, as appropriate.
(e)    Insurance. No insurance policies of Seller are to be transferred to Purchaser, and no apportionment of the premiums therefor shall be made. Purchaser acknowledges that it shall be responsible for securing its own insurance for the Property.
(f)    Closing Costs. Seller shall pay the cost of recording any instruments required to discharge any liens or encumbrances against the Property, all commissions payable to Seller’s Broker in accordance with the terms of a separate agreement between Seller and Seller’s Broker, the premium for the base Title Policy, excluding the cost of any endorsements thereto (unless such endorsement is part of Seller’s Cure of an Additional Matter), all local, County or State transfer, excise, or recording taxes, all sales and use taxes on the transfer of Personal Property, all documentary fees and one-half (1/2) of the cost of any closing or escrow fee charged by Title Company. Purchaser shall pay the cost of recording the Deed, one-half (1/2) of the cost of any closing or escrow fee charged by Title Company, all premiums for upgrading the Title Policy to an ALTA policy with extended coverage and the premiums for endorsements thereto. By Closing, Purchaser shall pay for any survey Update of the Property obtained by Purchaser. Each party shall pay its own attorneys’ fees. Purchaser shall pay all other closing costs. For all purposes hereunder, including without limitation payment of the foregoing taxes, $1,545,000 of the Primary Property Purchase Price (as defined in Section 11.1(c)) shall be allocated to the Primary Personal Property and the remainder shall be allocated to the Real Property.
8.2    Post-Closing Adjustments. In general, Seller shall be entitled to all income, and shall pay all expenses, relating to the operation of the Property for the period prior to the Closing Date, and Purchaser shall be entitled to all income (excluding lump sum payments from Contract vendors received prior to Closing), and shall pay all expenses, relating to the operation of the Property for the period commencing on the Closing Date. Purchaser and Seller shall undertake, within ninety (90) days following Closing (except where a different time period is expressly stated in this Agreement), to adjust between themselves, as of the Closing Date, any income or expenses of the Property that are not adjusted, are provisionally adjusted or are erroneously adjusted on the settlement statement. The provisions of this Section 8.2 shall survive Closing.
ARTICLE 9

REMEDIES
9.1    Breach by Seller. Time is of the essence of Seller’s obligations hereunder. If the Closing does not occur because of Seller’s failure to perform any of its obligations hereunder and such failure continues uncured for three (3) business days following notice from Purchaser to Seller thereof, Purchaser may elect, as its sole and exclusive remedy hereunder, at law or in equity, to either (a) terminate this Agreement by delivery of written notice to Seller in which case the Option Payment shall be returned to Purchaser, Seller shall reimburse Purchaser for its actual, out-of-pocket costs incurred in connection with this Agreement, not to exceed $75,000 (the “Cap”) in the aggregate, and both parties shall be relieved from any further liability hereunder except for the Provisions Surviving Termination, or (b) commence an action for specific performance of Seller’s obligations hereunder. In the event that Purchaser fails to commence an action against Seller pursuant to clause (b) of the preceding sentence within thirty (30) days after the scheduled Closing Date, Purchaser shall automatically be deemed to have terminated the Agreement pursuant to clause (a) of the preceding sentence. Notwithstanding the foregoing, in the event that specific performance is not available to Purchaser because of Seller’s conveyance of the Property to a third party or Seller’s bad faith refusal to convey the Property to Purchaser, each in breach of this Agreement, the Cap shall be increased to $500,000 in the aggregate. Purchaser expressly and unconditionally waives any right to recover damages from Seller, excluding the rights to recover attorneys’ fees under Section 9.4.
9.2    Breach by Purchaser. TIME IS OF THE ESSENCE OF PURCHASER’S OBLIGATIONS HEREUNDER. IF PURCHASER DEFAULTS HEREUNDER OR BREACHES ANY OF THE TERMS OR CONDITIONS CONTAINED HEREIN PRIOR TO CLOSING AND SUCH DEFAULT OR BREACH CONTINUES UNCURED FOR THREE (3) BUSINESS DAYS FOLLOWING NOTICE FROM SELLER TO PURCHASER THEREOF, SELLER SHALL BE ENTITLED TO TERMINATE THIS AGREEMENT AND RETAIN THE OPTION PAYMENT AS LIQUIDATED DAMAGES HEREUNDER.

SELLER HEREBY WAIVES ANY RIGHTS, AT LAW OR IN EQUITY, THAT SELLER MAY HAVE TO SEEK SPECIFIC PERFORMANCE AGAINST PURCHASER FOR PURCHASER’S BREACH OR DEFAULT UNDER THIS AGREEMENT. THE PARTIES AGREE THAT IT WOULD BE EXTREMELY IMPRACTICAL AND DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY SELLER AS A RESULT OF PURCHASER’S FAILURE TO COMPLETE THE PURCHASE OF THE PROPERTY PURSUANT TO THIS AGREEMENT, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS AGREEMENT, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL INCUR AS A RESULT OF SUCH FAILURE; PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT LIMIT SELLER’S RIGHTS TO RECEIVE REIMBURSEMENT FOR ATTORNEYS’ FEES, NOR WAIVE OR AFFECT SELLER’S RIGHTS AND PURCHASER’S OBLIGATIONS PURSUANT TO THOSE COVENANTS AND REPRESENTATIONS MADE BY PURCHASER WHICH SURVIVE CLOSING. THE PAYMENT AND RETENTION OF THE OPTION PAYMENT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTIONS 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER PURSUANT TO CALIFORNIA CIVIL CODE SECTIONS 1671, 1676 AND 1677. SELLER HEREBY WAIVES THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTIONS 1680 AND 3389.
9.3    Breach of Provisions Surviving Closing. The provisions of Sections 9.1 and 9.2 notwithstanding, either party shall be entitled, in addition to any other remedies available under this Agreement, to seek damages for the breach by the other party of any of its representations, warranties, indemnities or covenants hereunder that expressly survive Closing, subject to the other limitations hereof.
9.4    Attorneys’ Fees. Notwithstanding anything to the contrary contained herein, if any legal proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party in such suit shall be entitled to recover, in addition to all other remedies or damages, its reasonable attorneys’ fees and expenses. The provisions of this Section 9.4 shall survive any termination of this Agreement.
ARTICLE 10

MISCELLANEOUS
10.1    Brokers. Seller’s Broker shall be paid in accordance with Section 8.1(f). Purchaser represents to Seller that no broker or finder has represented Purchaser in connection with the transaction contemplated hereby. With the exception of Seller’s Broker, Seller and Purchaser each represent and warrant to the other that it has not negotiated or dealt with any real estate broker, salesperson or agent in connection with the making of this Agreement or the transaction contemplated hereby, or incurred any liability for the payment of any brokerage fee, commission or compensation to any such broker, salesperson or agent. Seller and Purchaser agree to indemnify, defend and hold each other, and their respective shareholders, directors, officers, members, managers, partners, employees, agents, successors and assigns, harmless from any claim, cost or expense, including reasonable attorneys’ fees, for or in connection with any breach of the representation and warranty made by each respective party in this Section and any claim for commissions or compensation claimed or asserted by or through each respective party in connection with the transaction contemplated herein. The provisions of this Section 10.1 shall survive Closing and any termination of this Agreement.
10.2    Entire Agreement. No change or modification of this Agreement shall be valid unless the same is in writing and signed by the parties hereto. No waiver of any of the provisions of this Agreement shall be valid unless in writing and signed by the party against whom it is sought to be enforced. This Agreement contains the entire agreement between the parties relating to the purchase and sale of the Property and supersedes all prior understandings and agreements between the parties. There are no promises, agreements, conditions, undertakings, warranties or representations, oral or written, express or implied, between the parties other than as herein set forth.
10.3    Dates. If any date set forth in this Agreement for the delivery of any document or the happening of any event should, under the terms hereof, fall on a weekend or federal or State holiday, then such date shall be automatically extended to the next succeeding weekday that is not a federal or State holiday.
10.4    Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State.
10.5    Notices. All notices, demands or other communications required or permitted to be given hereunder shall be in writing and any and all such items shall be deemed to have been duly delivered upon personal delivery; or as of the immediately following business day after timely deposit for overnight delivery with Federal Express or a similar overnight courier service, addressed as follows; or upon transmission if sent by email to the email addresses below provided that any such email contains in the subject line in capital letters “CARMEL/PACIFIC RIDGE – NOTICE UNDER SECTION [applicable section(s) to be inserted],” in each case if delivered or addressed to the applicable address(es) set forth below:
If to Seller:
CP III Pacific Ridge RF, LLC
c/o Carmel Partners, Inc.
1000 Sansome Street, Suite 180
San Francisco, California 94111

Attention:	Christopher J. Beda

Telephone:	(415) 273-2900

E-mail:	cbeda@carmelpartners.com, and mbarbee@carmelpartners.com and thilberg@carmelpartners.com with a copy to:
Otten, Johnson, Robinson, Neff & Ragonetti, P.C.
950 Seventeenth Street, Suite 1600

Denver, Colorado 80202

Attention:	Andrew J. Schwartz, Esq.

Telephone:	(303) 825-8400

Email:	aschwartz@ottenjohnson.com
If to Purchaser:
American Assets Trust, Inc.
11455 El Camino Real, Suite 200
San Diego, California 92130-2045

Attention:	Adam Wyll

Telephone:	(858) 350-2788

Email:	awyll@americanassets.com
with a copy to:
Solomon Minton Cardinal Doyle & Smith LLP
701 B Street, Suite 520
San Diego, California 92101

Attention:	Gerald I. Solomon

Telephone:	(619) 237-4911

Email:	gis@smcdslaw.com
If to Title Company:
Chicago Title Insurance Company
10 South LaSalle Street, Suite 3100
Chicago, IL 60603

Attention:	Cindy J. Malone

Telephone:	(312) 223-3360

Email:	Cindy.Malone@ctt.com
Any telephone numbers provided above are provided for convenience only, and oral communications shall in no event constitute notice hereunder. Any address fixed pursuant to the foregoing may be changed by the addressee by notice given pursuant to this Section.
10.6    Headings. The paragraph headings which appear in some of the Sections of this Agreement are for purposes of convenience and reference and are not in any sense to be construed as modifying the Sections in which they appear.
10.7    Assignment. This Agreement shall not be assignable by Purchaser without the prior written consent of Seller, which may be withheld in Seller’s sole discretion, except that Purchaser may assign this Agreement to any entity (or multiple entities) controlled by, controlling or under common control with Purchaser, provided (a) Purchaser delivers written notice of such assignment to Seller, including the name of the assignee(s), at least five (5) business days prior to the Closing Date, (b) at Closing, Purchaser delivers to Seller an assignment of this Agreement, under which the assignee(s) assume(s) all of Purchaser’s obligations hereunder, in a form approved by Seller, such approval not to be unreasonably withheld, conditioned or delayed, and executed by Purchaser and the assignee(s); and (c) any assignee as to the Solar Property is not a Disqualified Person (as defined in Section 11.1). Notwithstanding any such assignment, Purchaser shall remain primarily liable, jointly and severally with the assignee(s), for all of Purchaser’s obligations under this Agreement and the obligations of the assignee(s) under the documents made in conjunction with Closing.
10.8    Confidentiality. Each party shall hold in strict confidence all documents and information concerning the other and its business and properties and if the transaction contemplated hereby should not close, such confidence shall be maintained, and all such documents and information (in written form) shall immediately thereafter be returned to the party originally furnishing the same. No public disclosure, either written or oral, of the existence or terms of this Agreement shall be made by either Purchaser or Seller without the consent of the other. The foregoing provision shall not, however, be construed to prohibit any party from making any disclosures to any governmental authority which it is required to make by law or to prohibit any party from disclosing to its investors, lenders, escrow officers, title insurer, accountants, consultants, attorneys and other parties involved in completing the purchase and sale of the Property such terms of this transaction as are customarily disclosed to them in connection with similar acquisitions. The provisions of this Section 10.8 shall survive any termination of this Agreement.
10.9    Section 1031 Exchange. Purchaser and Seller agree that, at either party’s election, this transaction shall be structured as an exchange of like-kind properties under Section 1031 of the Internal Revenue Code and the regulations and proposed regulations thereunder. The party so electing shall be known as the “Electing Party,” and the other party shall be known as the “Non-Electing Party.” The parties agree that if either party wishes to make such election, it must notify the other party thereof at least ten (10) days prior to the Closing Date. If the Electing Party so elects, the Non-Electing Party shall cooperate with the Electing Party; it being understood, however, that the Non-Electing Party shall not be required to take title to any other property as part of the Section 1031 exchange or alter the Closing Date. The Electing Party shall in all events be responsible for all costs and expenses related to the Section 1031 exchange and shall indemnify, defend and hold harmless the Non-Electing Party from and against any and all liability, claims, damages and expenses (but excluding any attorneys’ fees and expenses incurred by the Non-Electing Party in connection with its review of the documents reasonably necessary to effect the Electing Party’s exchange) actually incurred by the Non-Electing Party and arising out of such Section 1031 exchange.
10.10    Successors and Assigns. Subject to Section 10.7 and Section 10.9 hereof, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
10.11    No Recording. Neither Seller nor Purchaser shall record this Agreement or any memorandum hereof in the real property records of the county in which the Real Property is located.
10.12    Counterparts; Telecopied Signatures; Acceptance Deadline. This Agreement may be executed in counterparts, each of which shall be deemed a duplicate original. Telecopied and emailed PDF signatures shall be effective for purposes of executing and delivering this Agreement and any amendment hereto. The proposal reflected by this Agreement in unsigned form will expire unless accepted in writing, by Purchaser and Seller, as evidenced by their signatures below and Purchaser’s initials above, on or before 12:00 noon (Pacific Time) on March 24, 2017. If timely accepted, this document will become a contract between Seller and Purchaser.
10.13    Construction. The parties acknowledge that they have reviewed and revised this Agreement, and their counsel has done or has had the opportunity to do the same, and agree that the common rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.
10.14    Third Party Beneficiaries. Except as expressly stated herein, if at all, there are no third party beneficiaries to this Agreement.
10.15    Severability. In the event that any provision hereof is determined to be void, illegal, invalid, or unenforceable, such provision shall be substituted with a provision that is valid and enforceable that is as similar as possible to the original provision or, if the same is not possible, the provision shall be severed from the remainder of the Agreement, which shall remain in full force and effect.
ARTICLE 11

SOLAR MATTERS
11.1    Solar Property.
(a)    As of the Closing Date, the assignee of Purchaser that acquires the Solar Property (or Purchaser, if this Agreement is not assigned by Purchaser) shall not be a person or entity described in Section 1603(g) of the American Recovery and Reinvestment Act (a “Disqualified Person”). Following Closing and at all times on and prior to December 31, 2018 (the “Recapture Date”), Purchaser shall (i) not sell, lease or transfer the Solar Property to, a Disqualified Person, (ii) operate the Solar Property on the Land to produce electricity, (iii) reasonably cooperate, at no expense or liability to Purchaser, with any efforts by Seller to comply with the grant reporting and compliance requirements under Section 1603 (or any related regulations) of the American Recovery and Reinvestment Act, including without limitation, generating the periodic reports as needed using the software acquired from Seller and delivering those reports to Seller upon reasonable request (the “Reporting Requirements”), and (iv) contractually obligate any purchaser of the Solar Property and its successors to comply with the provisions of this Section 11.1 for the benefit of Seller in the event Purchaser sells the Solar Property prior to the Recapture Date. The obligations of Purchaser under this Section 11.1 shall survive Closing. Subject to Purchaser’s cooperation obligation above, Seller shall be responsible for filing, and shall file, any periodic reporting documents or submissions required under the Reporting Requirements.

(b)    At Closing, Solar Owner and Purchaser shall execute and deliver to each other counterparts of the Joint Liability Agreement attached hereto as Exhibit G (the “Joint Liability Agreement”).
(c)    The parties agree that $2,300,000 of the Purchase Price shall be allocated to the Solar Property, provided that Seller shall have the right to reasonably adjust such allocation by giving notice thereof to Purchaser no later than ten (10) business days prior to the Closing Date. The remainder of the Purchase Price (“Primary Property Purchase Price”) shall be allocated to the remainder of the Property.
(d)    Seller hereby releases Purchaser from, and shall indemnify Purchaser against, defend and hold Purchaser harmless from any and all loss, damage, liability, claim or expense, including court costs and reasonable attorneys’ fees, which Purchaser may reasonably incur or sustain by reason of or in connection with any and all obligations, liabilities, claims or demands by third parties, whether direct, contingent or consequential, in any way arising from the Reporting Requirements or the Joint Liability Agreement, except in each case to the extent caused by Purchaser’s breach of the terms of this Agreement. Seller’s obligations pursuant to this Section 11.1(d) shall survive the Closing.
ARTICLE 12

SEC MATTERS
12.1    SEC Requirements / Public Disclosure.
(a)    For the period of time commencing on the Effective Date and continuing through the second (2nd) anniversary of the Closing Date, Seller shall, from time to time, upon reasonable advance notice from Purchaser, provide Purchaser and its representatives, agents and employees with access to review and copy, in Seller’s offices or provide via electronic means, all financial and other information in Seller’s possession relating to the Property pertaining to the period of Seller’s ownership and operation of the Property, which information is relevant and reasonably necessary, in the reasonable opinion of the outside, third party accountants and counsel of American Assets Trust, Inc. (“REIT”), to enable REIT and its accountants to prepare financial statements in compliance with any or all of (1) Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (the “Commission”); (2) any other rule issued by the Commission and applicable to REIT; and (3) any other applicable requirements of any registration statement, report or disclosure statement filed with the Commission by, or on behalf of, REIT. Seller acknowledges and agrees that Exhibit J sets forth a representative description of the information and documentation that REIT and the accountants may possibly require in order to comply with (1), (2) and (3) above. Furthermore, Seller, or in the event Seller is dissolved, an affiliate of Seller acceptable to Purchaser shall execute if reasonably necessary, from time to time upon reasonable advanced notice, the form of audit letter attached as Exhibit K (the “Audit Letter”) to Purchaser’s auditor (the “Auditor”), as same may be modified by either party with the other party’s approval, which approval shall not to be unreasonably withheld. The covenants and agreements set forth in this Section 12.1(a) shall survive the Closing for a period of two (2) years.
(b)    Purchaser hereby acknowledges and agrees that (A) Seller’s sole duty under the penultimate sentence of Section 12.1(a) is to execute the proposed Audit Letter, which is for the sole purpose of enabling the Auditor to complete its audit and express an opinion as to Purchaser’s financial statements, (B) none of the statements of Seller in the Audit Letter shall constitute representations or warranties to Purchaser, (C) as the Audit Letter will be delivered after Closing, if at all, Purchaser is not relying upon the contents of the Audit Letter or Seller’s willingness to execute the Audit Letter (except insofar as such willingness allows Purchaser to comply with Commission regulations and requirements) in making its decision to purchase the Property, (D) Seller may need to modify the contents of the Audit Letter to accurately reflect developments that arise after Closing or are brought to the attention of the appropriate Seller representative(s) after Closing, (E) as of the Effective Date Seller has not made any inquiry or investigation into the matters addressed in the Audit Letter, and (F) Seller’s financial statements and financial information may not have been audited. Purchaser agrees to indemnify, defend and hold harmless Seller from any and all claims, demands, liabilities, losses, damages, liens, costs and expenses asserted by a third party or third parties against Seller arising from or relating to the Audit Letter and to pay Seller all costs and expenses, including reasonable attorneys’ fees and expenses, incurred in defending any such matter. The provisions of this Section 12.1(b) shall survive Closing.
(c)    Additionally, notwithstanding anything to the contrary in this Agreement, Purchaser shall be entitled to, and intends to, file a complete copy of this Agreement with the Commission upon execution hereof, which will be available to the public, and additionally Purchaser shall be entitled to, and intends to, issue a press release upon execution of this Agreement and upon closing of this Agreement stating the general terms of the contemplated transaction.
[remainder left blank; signatures follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, effective as of the Effective Date.

SELLER:

CP III PACIFIC RIDGE RF, LLC, a Delaware limited liability company
By:	/s/ CHRISTOPHER BEDA
Name:	Christopher Beda
Title:	Authorized Agent

CP III PACIFIC RIDGE SOLAR, LLC, a California limited liability company
By:	/s/ CHRISTOPHER BEDA
Name:	Christopher Beda
Title:	Authorized Agent

PURCHASER:

AMERICAN ASSETS TRUST, INC., a Maryland corporation
By:	/s/ ADAM WYLL
Name:	Adam Wyll
Title:	Senior Vice President

[Signature Page to Purchase and Sale Agreement]

The undersigned joins in the execution of this Agreement in order to acknowledge its agreement to act as escrow agent under the terms of this Agreement.

TITLE COMPANY:

CHICAGO TITLE INSURANCE COMPANY
By:	/s/ LINDA TYRRELL
Name:	Linda Tyrrell
Title:	AVP/SR Escrow Officer
Escrow #201701440

[Signature Page to Purchase and Sale Agreement]

EXHIBIT A

LEGAL DESCRIPTION
THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, IN THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:
PARCEL A: 436-430-06
LOT 1 OF PACIFIC RIDGE APARTMENT HOMES IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA ACCORDING TO MAP THEREOF NO. 15867 FILED IN THE RECORDER’S OFFICE OF SAN DIEGO COUNTY ON JUNE 4, 2012.
PARCEL B
A NON-EXCLUSIVE EASEMENT IN PERPETUITY FOR VEHICULAR ACCESS IN THE EVENT OF FIRE OR OTHER EMERGENCY, AND FOR THE INSTALLATION, CONSTRUCTION, MAINTENANCE AND REPAIR OF LANDSCAPE IMPROVEMENTS, AS MORE FULLY SET FORTH AND DEFINED IN THAT CERTAIN “RECIPROCAL EASEMENT AGREEMENT” BY AND BETWEEN THE IRVINE COMPANY, LLC AND THE UNIVERSITY OF SAN DIEGO, RECORDED SEPTEMBER 19, 2008 AS FILE NO. 2008-0497412, OFFICIAL RECORDS.
PARCEL C: 437-430-01
THAT CERTAIN PORTION OF PUEBLO LOT 1176 OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO THE MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, DESCRIBED AS FOLLOWS:
BEGINNING AT THE NORTHWEST CORNER OF SAID PUEBLO LOT 1176, THENCE SOUTH 89°40'37" EAST, ALONG THE NORTHERLY LINE OF SAID PUEBLO LOT 1176, A DISTANCE OF 150.02 FEET; THENCE SOUTH 01°02'45" WEST, ALONG A LINE WHICH IS PARALLEL WITH AND 150 FEET EASTERLY, MEASURED AT RIGHT ANGLES, FROM THE WESTERLY LINE OF SAID PUEBLO LOT 1176, A DISTANCE OF 2922.46 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID PUEBLO LOT 1176, SAID POINT BEING ALSO A POINT ON THE NORTHERLY LINE OF PUEBLO LOT 1103 OF SAID PUEBLO LANDS; THENCE SOUTH 75°41'53" WEST, ALONG THE SOUTHERLY LINE OF SAID PUEBLO LOT 1176 AND THE NORTHERLY LINE OF SAID PUEBLO LOT 1103, A DISTANCE OF 165.56 FEET TO THE CORNER COMMON TO PUEBLO LOTS 1176 AND 1177 OF SAID PUEBLO LANDS; THENCE NORTH 01°02'45" EAST ALONG THE LINE COMMON TO SAID PUEBLO LOTS 1176 AND 1177, A DISTANCE OF 2961.75 FEET TO THE POINT OF BEGINNING.

Exhibit A

EXCEPTING FROM ABOVE DESCRIBED PARCEL THAT CERTAIN PORTION THEREOF WHICH LIES WITHIN LAND CONVEYED TO THE SAN DIEGO UNIVERSITY, A CORPORATION, BY A QUITCLAIM DEED, RECORDED FEBRUARY 26, 1954 AS DOCUMENT NO. 25371 IN BOOK 5155 AT PAGE 40 OF OFFICIAL RECORDS OF THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE WESTERLY LINE OF SAID PUEBLO LOT 1176, DISTANT THEREON SOUTH 01°02'45" WEST 947.01 FEET FROM THE NORTHWEST CORNER THEREOF; THENCE SOUTH 88°57'15" EAST 355.00 FEET; THENCE SOUTH 58°14'41" EAST 255.41 FEET, THENCE SOUTH 01°02'45" WEST 199.49 FEET; THENCE SOUTH 41°19'23" WEST 98.12 FEET POINT IN THE 850 FOOT RADIUS CURVE CONCAVE SOUTHERLY, IN THE NORTHERLY LINE OF THE 100 FEET RIGHT OF WAY (KNOWN AS "LINDA VISTA ROAD") DESCRIBED IN PARCEL A1 OF A DEED TO THE CITY OF SAN DIEGO, RECORDED JUNE 27, 1947 AS DOCUMENT NO. 66831 IN BOOK 2442, PAGE 83 OF OFFICIAL RECORDS; THENCE WESTERLY ALONG SAID CURVE 204.14 FEET TO THE END THEREOF; THENCE SOUTH 62°57'05" WEST, ALONG THE NORTHERLY LINE OF SAID RIGHT OF WAY 354.23 FEET TO A POINT IN THE WESTERLY LINE OF SAID PUEBLO LOT 1176; THENCE NORTH 01°02'45" EAST ALONG SAID WESTERLY LINE, 650.00 FEET TO THE POINT OF BEGINNING.
ALSO EXCEPTING THEREFROM THAT PORTION LYING WITHIN PARCEL MAP 17820 IN THE CITY OF SAN DIEGO COUNTY, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY ON JANUARY 31, 1999.
ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE CITY OF SAN DIEGO, A MUNICIPAL CORPORATION, RECORDED AUGUST 22, 2014 AS INSTRUMENT NO. 2014-0362283 OF OFFICIAL RECORDS.
APN: 437-430-08, 436-430-06, 436-430-07

Exhibit A

EXHIBIT B-1

BILL OF SALE

[Primary Personal Property]
_______________________________, a ____________________ (“Seller”), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration received, does hereby sell and assign to _______________________________, a _______________________________ (“Purchaser”), all of Seller’s right, title and interest in the equipment, supplies, furniture, fixtures, furnishings, appliances and other personal property (the “Personal Property”) used by Seller in connection with the maintenance and operation of the real property described on Exhibit A attached hereto. A list of the Personal Property is attached as Exhibit B.
The Personal Property is conveyed to Purchaser “AS IS, WHERE IS” and without representation or warranty by, or recourse against, Seller of any kind. WITHOUT LIMITING THE FOREGOING, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PERSONAL PROPERTY.
IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed effective as of the ____ day of ____________, 20__.

SELLER:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit B-1

EXHIBIT B-2

BILL OF SALE

[Solar Property]
_______________________________, a ____________________ (“Seller”), for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration received, does hereby sell and assign to _______________________________, a _______________________________ (“Purchaser”), all of Seller’s right, title and interest in the equipment, supplies, furniture, fixtures, furnishings, appliances and other personal property (the “Personal Property”) used by Seller in connection with the production and transmission of solar power for the real property described on Exhibit A attached hereto. A list of the Personal Property is attached as Exhibit B.
The Personal Property is conveyed to Purchaser “AS IS, WHERE IS” and without representation or warranty by, or recourse against, Seller of any kind. WITHOUT LIMITING THE FOREGOING, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES AS TO THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PERSONAL PROPERTY.
IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed effective as of the ____ day of ____________, 20__.

SELLER:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________]

Exhibit B-2

EXHIBIT C

ASSIGNMENT AND ASSUMPTION OF LEASES
THIS ASSIGNMENT AND ASSUMPTION OF LEASES (this “Assignment”) is made and entered into effective as of the ____ day of ____________, 20_____, by and between _______________________________, a _______________________________ (“Assignor”), and _______________________________, a _______________________________ (“Assignee”).
Recitals
This Assignment is made with respect to the following facts:
A.    Assignor has as of the date hereof conveyed to Assignee the real property described on Exhibit A attached hereto and made a part hereof (the “Real Property”).
B.    The Real Property is subject to the lease, tenancy, and occupancy agreements identified in the rent roll delivered to Assignee by Assignor as of the date hereof (such agreements, together with all rent, income and proceeds arising therefrom and guaranties or other security instruments relating thereto being hereinafter referred to as the “Leases”).
C.    In connection with the conveyance of the Real Property, Assignor has agreed to assign all of its right, title and interest in and to the Leases to Assignee, and Assignee has agreed to assume and perform all of Assignor’s liabilities and obligations arising under the Leases from and after the date hereof.
Assignment
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Assignment. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor’s right, title and interest as landlord or lessor in, to and under the Leases; provided, that Assignor reserves the right to receive and collect any rents due from the tenants under the Leases prior to the date hereof.
2.    Assumption. Assignee hereby assumes all liabilities and obligations of Assignor under the Leases which relate to the periods from and after the date hereof and agrees (a) to perform all obligations of Assignor under the Leases which are to be performed or which become due on or after the date hereof; and (b) to repay or account for all security deposits paid by the tenants under the Leases. Assignor shall remain bound and liable for all obligations under the Leases which arise during the periods prior to the date hereof.

Exhibit C

3.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties’ respective successors and assigns.
4.    Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed a duplicate original.
[remainder left blank; signatures follow]

Exhibit C

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date set forth above.

ASSIGNOR:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

ASSIGNEE:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit C

EXHIBIT D

GENERAL ASSIGNMENT
THIS GENERAL ASSIGNMENT (this “Assignment”) is made as of _______________, 20__, by and between _______________________________________________, a ________________________ (“Assignor”), and ___________________________________, a ________________________ (“Assignee”).
Recitals
This Assignment is made with respect to the following facts:
A.    Assignee, as successor to _________________________________________, a ___________________________, and Assignor are parties to a Purchase and Sale Agreement dated ___________________________, 20___ (as amended, the “Purchase Contract”).
B.    Pursuant to the Purchase Contract, Assignor has this date conveyed to Assignee the real property legally described in Exhibit A attached hereto (the “Real Property”).
C.    In connection with its conveyance of the Real Property to Assignee, Assignor has agreed to assign to Assignee all of Assignor’s right, title and interest in and to certain property and contract rights and other matters more fully described below.
Assignment
NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Assignment. Assignor hereby transfers, grants, conveys and assigns to Assignee, to the extent assignable, all of Assignor’s right, title and interest in and to the following:
(a)    The contracts and contract rights specified on Exhibit B attached hereto (the “Contracts”);
(b)    Any and all unexpired warranties, guaranties, indemnities and sureties, whether express or implied, and all rights Assignor may have against any manufacturer, supplier, seller, engineer, contractor or builder relating to the Real Property, the Primary Personal Property or the Solar Property;
(c)    Any and all governmental permits, licenses, certificates and authorizations, relating to the use, occupancy or operation of the Real Property, only to the extent that they relate to the Real Property or Personal Property (as defined in the Purchase Contract);

Exhibit D

(d)    Any and all signs, logos, trade names, trademarks or styles relating to the Real Property owned by Assignor (specifically including the name “___________________________”) and all other intangible personal property owned by Assignor in connection with the Real Property or Personal Property (collectively, the “Intangible Personal Property”); the term “Intangible Personal Property” shall exclude any such property of Assignor that is used by Assignor in connection with the Real Property as part of Assignor’s affiliate’s integrated systems of ownership, management and/or operations of apartment projects, including, without limitation, the trade name “___________” (which Assignee shall remove from the Property (as defined in the Purchase Contract) promptly following the date hereof), computer software, phone systems, corporate licenses and financial reporting systems; and
(e)    Any and all other rights, privileges and appurtenances owned by Assignor and in any way related to, or used in connection with the operation of the Real Property.
2.    Assumption. Assignee hereby assumes all liability and obligations of Assignor under the Contracts which relate to the periods from and after the date hereof and agrees to perform all obligations of Assignor under the Contracts which are to be performed or which become due on or after the date hereof. Assignor shall remain bound and liable for all obligations under the Contracts which arise during the periods prior to the date hereof.
3.    Indemnification of Assignee. Assignor shall indemnify Assignee against, defend and hold Assignee harmless from any and all loss, damage, liability or expense, including court costs and reasonable attorneys’ fees, which Assignee may reasonably incur or sustain by reason of or in connection with any and all obligations, liabilities, claims or demands by third parties, whether direct, contingent or consequential, in any way arising from a breach of any Contract occurring prior to the date hereof.
4.    Indemnification of Assignor. Assignee shall indemnify Assignor against, defend and hold Assignor harmless from any and all loss, damage, liability or expense, including court costs and reasonable attorneys’ fees, which Assignor may reasonably incur or sustain by reason of or in connection with any and all obligations, liabilities, claims or demands by third parties, whether direct, contingent or consequential, in any way arising from a breach of any Contract occurring on or after the date hereof.
5.    Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties’ respective successors and assigns.
6.    Counterparts. This Assignment may be executed in counterparts, each of which shall be deemed a duplicate original.
[remainder left blank; signatures follow]

Exhibit D

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first set forth above.

ASSIGNOR:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

ASSIGNEE:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit D

EXHIBIT E

TENANT NOTICE
________________, 20__
TO:    ALL TENANTS OF ___________________________
Dear Tenant:
You are hereby notified that the ownership of the ___________________________ (the “Property”) was transferred by ____________________ (“Old Landlord”) to ____________________ (the “New Landlord”), as of the date above.
Beginning on the date of this notice, you are hereby directed to make all payments due under your lease (“Lease”) payable to ____________________________ and deliver them to ____________________________.
Should you need to contact the New Landlord with regard to any matter pertaining to the Property and/or your security deposit, you may contact ____________________ either in writing at the address set forth in the preceding paragraph, or by telephone at (___) ___‑_____.
In connection with this transfer of ownership, you are hereby notified that all landlord obligations under your Lease, including obligations to return your security deposit pursuant to the terms of your Lease, have been assumed by the New Landlord. Should any issues arise with regard to your security deposit, or should you be entitled to a refund of all or a portion of your security deposit under the terms of the Lease, you are to look solely to the New Landlord with regard to such issues or for such refund.
[remainder left blank; signatures follow]

Exhibit E

OLD LANDLORD:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

NEW LANDLORD:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit E

EXHIBIT F

GRANT DEED WITH RESTRICTIONS
WHEN RECORDED, MAIL TO, AND
MAIL TAX STATEMENTS TO:
___________________________
___________________________
___________________________

GRANT DEED WITH RESTRICTIONS

The undersigned grantor declares:
That the amount of documentary transfer tax (County) due is $_______________, computed on the full value of the property conveyed.
That the amount of documentary transfer tax (City) due is $_________________, computed on the full value of the property conveyed.
FOR VALUE RECEIVED, ____________________________, a ____________________ (“Grantor”), hereby grants to ____________________________, a _____________________ (“Grantee”), that certain real property (the “Property”) situated in the County of San Diego (the “County”), State of California (the “State”), described in Exhibit A attached hereto and incorporated by reference, together with all easements, hereditaments and appurtenances thereto and all improvements situated thereon.
THE PROPERTY IS CONVEYED TO GRANTEE SUBJECT TO: the leases, tenancies, or other occupancy agreements affecting any portion of the Property, as shown on the rent roll delivered by Grantor to Grantee simultaneously herewith; taxes and assessments for the current tax year and subsequent years; [replace with Purchaser’s actual current survey]; all encumbrances, easements, covenants and restrictions of record; and the Restrictive Covenants set forth below.
RESTRICTIVE COVENANTS:
1.Intent as to Restrictions. The Property is conveyed and this conveyance is accepted subject to and upon the express terms, covenants, conditions and restrictions contained in this paragraph 1 and in paragraphs 2 through 5 below (collectively, the “Restrictive Covenants”), which Restrictive Covenants are made for the benefit of Grantor, its successors and assigns, and which Restrictive Covenants impose a burden upon the Property. Recordation of this Deed shall constitute

Exhibit F

an agreement by Grantee, for itself and all other Grantee Parties (as defined in paragraph 4), to be bound by and comply with the Restrictive Covenants.
2.    No Acts of Conversion. During the period beginning on the date hereof and ending on [December 31st of the year in which the 10th anniversary of the completion of the development of the Property occurs] (the “Termination Date”) (a) no Grantee Party shall execute or record, or cause or permit to be executed or recorded, any amendment to an existing condominium declaration or condominium map or any new condominium declaration or condominium map with respect to the Property or any portion thereof, and (b) no Grantee Party shall take any other action, or cause or permit any other action to be taken relating to the conversion of the Property or any portion thereof into condominiums or other form of cooperative ownership or the sale of either.
3.    Remedies. In the event of a default or breach by any Grantee Party of any of the Restrictive Covenants, Grantor and its successors and assigns shall be entitled to all rights and remedies permitted by law, including injunctive relief. Because of the unique nature of the Restrictive Covenants, Grantee understands and agrees that Grantor will suffer irreparable harm in the event that any Grantee Party fails to comply, or threatens not to comply, with any of the obligations arising under Section 2 above and that monetary damages alone will be inadequate to compensate Grantor for such breach. Accordingly, Grantee agrees that Grantor will, in addition to any other remedies available to it at law or in equity, be entitled to preliminary and permanent injunctive relief to enforce the terms of Section 2 above.
4.    Successors. These Restrictive Covenants shall inure to the benefit of Grantor and its successors and assigns. The Restrictive Covenants contained in this Deed shall be construed as covenants running with the Property, and every person who now or hereafter owns or acquires any right, title, estate or interest in or to the Property or any portion thereof (each, including without limitation Grantee and its successors-in-interest, successors and assigns, a “Grantee Party”) is and shall be conclusively deemed to have consented and to have agreed to the Restrictive Covenants contained in this Deed, whether or not any reference to the Restrictive Covenants is contained in the instrument by which such person acquires an interest in the Property or any portion thereof.
5.    Termination. The Restrictive Covenants shall automatically terminate and be of no further force and effect as of the Termination Date, provided, however, that termination of the Restrictive Covenants on the Termination Date shall not limit or preclude Grantor from exercising any of its remedies described in Section 3 above, within one year following the Termination Date, as to any breach or violation of the Restrictive Covenants occurring prior to the Termination Date.
6.    Miscellaneous.
(a)    No failure by Grantor to insist upon the strict performance of any of the Restrictive Covenants and no failure by Grantor to exercise any right or remedy under this Deed shall constitute a waiver of any of the Restrictive Covenants or waiver of any such right or remedy or a waiver of any default or breach by any Grantee Party.
(b)    No amendments, waivers or modifications of the terms and provisions contained in this Deed, and no approvals, consents or waivers by Grantor under this Deed,

Exhibit F

shall be valid or binding unless in writing and executed by the party to be bound thereby. The Restrictive Covenants may be terminated, extended, modified or amended, as to the whole of the Property or any portion thereof, only by the written consent of Grantor and the then owner(s) of the Property. No such termination, extension, modification or amendment shall be effective unless and until a proper instrument in writing has been executed and recorded in the real property records of the County.
(c)    If any provision of this Deed shall be held invalid, illegal or unenforceable, it shall not affect or impair the validity, legality or enforceability of any other provision of this Deed, and there shall be substituted for the affected provision a valid and enforceable provision as similar as possible to the affected provision.
(d)    This Deed shall be interpreted and enforced according to the laws of the State.
(e)    Time is of the essence with respect to performance required under this Deed.
(f)    All headings and captions used herein are for convenience only and shall have no meaning in the interpretation, construction, or effect of this Deed.
(g)    In the event either party institutes legal proceedings with respect to the interpretation or enforcement of the Restrictive Covenants, the prevailing party shall be awarded, in addition to any other relief to which it is entitled, its costs and expenses incurred in connection with such legal proceedings, including, without limitation, reasonable attorneys’ fees.
[remainder left blank; signature follows]

Exhibit F

IN WITNESS WHEREOF, Grantor has executed this Deed as of the day and year first written above.

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit F

CONSENT
___________________________________, a _____________________ (“Grantee”), the Grantee under the Deed to which this Consent is attached, hereby accepts the conveyance of the Property subject to the Restrictive Covenants, and agrees that the Restrictive Covenants shall be enforceable in accordance with their terms against Grantee and each of the other Grantee Parties (as that term is defined in paragraph 4 of the Deed).
IN WITNESS WHEREOF, Grantee executes this Consent as of the date first set forth in the Deed.

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit F

EXHIBIT G

JOINT LIABILITY AGREEMENT
THIS JOINT LIABILITY AGREEMENT (this “Agreement”) is made as of the ___ day of ___________, 20__ (the “Effective Date”), by and between CP III PACIFIC RIDGE SOLAR, LLC, a Delaware limited liability company (“Solar Owner”), and ____________________, a ___________________ (“Purchaser”).
Recitals
A.    Solar Owner, CP III PACIFIC RIDGE RF, LLC, a Delaware limited liability company, and Purchaser are parties to that certain Purchase and Sale Agreement dated _______________ (as amended, the “PSA”), relating to certain multifamily residential project commonly known as Pacific Ridge, located at 5945 Linda Vista Road, San Diego, California and related property (as more fully defined in the PSA, the “Property”).
B.    The Property includes certain solar panels, related equipment and other personal property which are used in connection with the provision of solar energy to the Real Property (collectively the “Solar Property”). The Solar Property was acquired, constructed and installed using proceeds from a grant award issued pursuant to Section 1603 of the American Recovery and Reinvestment Act (the “Section 1603 Grant”).
C.    Purchaser and Solar Owner wish to set forth their agreement regarding certain Section 1603 Grant recapture liability related to the Solar Property, subject to and upon the terms and conditions set forth in this Agreement.
Agreement
NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties covenant and agree as follows:
1.    Definitions. All initially capitalized terms not separately defined herein shall have the meanings ascribed to them in the PSA.
2.    Liability. Purchaser and Solar Owner agree that they will each have joint and several liability to the United States of America for repayment of any portion of the Section 1603 Grant that Solar Owner is required to repay to the United States of America pursuant to the American Recovery and Reinvestment Act of 2009. Notwithstanding the foregoing, in no event shall Purchaser’s liability under this Agreement exceed the lesser of (i) $176,309, or the portion of the Section 1603 Grant actually recaptured by the United States of America under the authority of the American Recovery and Reinvestment Act of 2009 (and any related regulations). Nothing herein shall limit any indemnification rights Purchaser or any indemnitee may have against Seller or any indemnitor under the PSA or otherwise.

Exhibit G

3.    Department of Treasury Disclosure. The parties agree that Solar Owner may provide a copy of this Agreement to the Department of Treasury as required in connection with the transfer of the Solar Property to Purchaser.
4.    Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.
5.    Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of California, without regard to any choice of law principles.
6.    Counterparts; Telecopied Signatures. This Agreement may be executed in counterparts, each of which shall be deemed a duplicate original. Telecopied and emailed PDF signatures shall be effective for purpose of executing and delivering this Agreement.
[Remainder of page intentionally left blank. Signatures follow]

Exhibit G

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, effective as of the Closing Date.

SOLAR OWNER:

CP III PACIFIC RIDGE SOLAR, LLC, a Delaware limited liability company

By:_________________________________ Name:_______________________________ Title:________________________________

PURCHASER:

_______________________________, a _______________________________

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit G

EXHIBIT H

ASSIGNMENT AND ASSUMPTION AGREEMENT

Recording Requested By:
___________________________
___________________________
___________________________
And When Recorded Mail To:
___________________________
___________________________
___________________________
With Copies To:
___________________________
___________________________
___________________________
San Diego Housing Commission
Attn: Inclusionary Housing Administration
1122 Broadway, Suite 300
San Diego, CA 92101

ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (“Assignment Agreement”) is made and entered into as of _____________, 20__, by and between CP III Pacific Ridge RF, LLC, a Delaware limited liability company (“Assignor”), and _______________________, a ___________________________ (“Assignee”).
RECITALS
A.    Assignor and the San Diego Housing Commission, a public agency (“Commission”), are parties to that certain Master Declaration of Covenants, Conditions and Restrictions and Affordable Housing Agreement (Inclusionary For Sale and Rental Restrictions), dated January 6, 2010 (collectively, the “Declaration”), recorded in the Office of the County Recorder for the County of San Diego on January 13, 2010, as Instrument No. 2010-0017345, as assigned pursuant to the Assignment and Assumption Agreement recorded November 2, 2010 as Instrument No. 2010-0591415 and the Assignment and Assumption Agreement recorded July 15, 2014 as Instrument No. 2014-0292470 (collectively, the “Assignments”), and that certain Deed of Trust, dated January 6, 2010 and recorded in the Office of the Recorder of the County of San Diego, State of California on January 13, 2010 as Instrument No. 2010-0017346, as assigned pursuant to the Assignments (“Deed of Trust”).

Exhibit H

1387729.5

B.    Assignor desires to sell the real property described in the Declaration and Deed of Trust (the “Property”) to Assignee and Assignee desires to purchase the Property from Assignor. Assignor further desires to assign all of its interest, rights and responsibilities under the Declaration and Deed of Trust to Assignee, and Assignee desires to assume all of the interest, rights and responsibilities of Assignor under the Declaration and Deed of Trust.
C.    Section 22 of the Declaration and Section B(15) of the Deed of Trust permit the assignment of the Declaration and the Deed of Trust to a successor owner of all or a portion of the Property.
D.    Concurrent with recordation of this Assignment Agreement, Assignor is transferring fee ownership in the Property to Assignee.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, Assignor and Assignee hereby agree as follows:
1.    Assignment. Assignor hereby assigns and transfers all of its rights, title, interest and obligations under and pursuant to the Declaration and Deed of Trust to Assignee.
2.    Assumption. Assignee hereby assumes and agrees to perform all of the obligations, covenants and agreements of Assignor under the Declaration and Deed of Trust, in the manner, at the times and in all other respects as therein provided. Assignee further agrees to be bound by all of the terms, covenants, and conditions contained in the Declaration and Deed of Trust, and agrees that each and every obligation will be performed and carried out as though the Declaration and Deed of Trust had been originally made, executed and delivered by Assignee.
3.    Representations and Warranties of Assignee. Assignee represents and warrants to Commission and Assignor that: (i) Assignee is the successor in interest to Assignor with respect to the Declaration and Deed of Trust; (ii) Assignee is thereby a party to the Declaration and Deed of Trust; and (iii) Assignee has the power and authority to enter into this Assignment Agreement.
4.    Counterparts. This Assignment Agreement may be executed in counterparts, each of which shall be fully effective as an original, and all of which together shall constitute one and the same instrument.
[Signature page to follow.]

Exhibit H

1387729.5

IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed as of the date first written above.

ASSIGNEE:

________________________, a_______________

By:_________________________________ Name:_______________________________ Title:________________________________

ASSIGNOR:

CP III PACIFIC RIDGE RF, LLC, a Delaware limited liability company
By: CP Investment III REIT, a Maryland real estate investment trust, its Managing Member

By:_________________________________ Name:_______________________________ Title:________________________________

Exhibit H

1387729.5

EXHIBIT I

PRO FORMA TITLE POLICY
[See attached]

Exhibit I

NBUNo.:     21700574
Local No.:     000685 80-993-SD2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

CHICAGO TITLE INSURANCE COMPANY
ALT A OWNER'S POLICY (2006)

SCHEDULE A

POLICY NO.	DATE OF POLICY	AMOUNT OF INSURANCE
PRO FORMA	Date and Time of Recording	$232,000,000

I.	Name of Insured:

American Assets Trust, Inc., a Maryland corporation

2.	The estate or interest in the land which is encumbered by the insured mortgage is:

A Fee as to Parcel(s) A and C
Easement(s) more fully described below as to Parcel(s) B

3.	Title to the estate or interest in the land is vested in the Insured.

4.	The land referred to in this Policy is described as follows:

SEE LEGAL DESCRIPTION ATTACHED HERETO AND MADE A PART HEREOF.

NBUNo.:    21700574
Local No.:    00068580-993-SD2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE CITY OF SAN DIEGO, IN THE COUNTY OF SAN DIEGO, ST ATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

PARCEL A: 436-430-06

LOT 1 OF PACIFIC RIDGE APARTMENT HOMES IN THE CITY OF SAN DIEGO, COUNTY OF SAN DIEGO, STATE OF CALIFORNIA ACCORDING TO MAP THEREOF NO. 15867 FILED IN THE RECORDER'S OFFICE OF SAN DIEGO COUNTY ON JUNE 4, 2012.

PARCEL B

A NON-EXCLUSIVE EASEMENT IN PERPETUITY FOR VEHICULAR ACCESS IN THE EVENT OF FIRE OR OTHER EMERGENCY, AND FOR THE INSTALLATION, CONSTRUCTION, MAINTENANCE AND REPAIR OF LANDSCAPE IMPROVEMENTS, AS MORE FULLY SET FORTH AND DEFINED IN THAT CERTAIN "RECIPROCAL EASEMENT AGREEMENT" BY AND BETWEEN THE IRVINE COMPANY, LLC AND THE UNIVERSITY OF SAN DIEGO, RECORDED SEPTEMBER 19, 2008 AS FILE NO. 2008-0497412, OFFICIAL RECORDS.

PARCEL C: 437-430-08

THAT CERTAIN PORTION OF PUEBLO LOT 1176 OF THE PUEBLO LANDS OF SAN DIEGO, ACCORDING TO THE MAP THEREOF MADE BY JAMES PASCOE IN 1870, A COPY OF WHICH SAID MAP WAS FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN DIEGO COUNTY, NOVEMBER 14, 1921, AND IS KNOWN AS MISCELLANEOUS MAP NO. 36, DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF SAID PUEBLO LOT 1176, THENCE SOUTH 89°40'37" EAST, ALONG THE NORTHERLY LINE OF SAID PUEBLO LOT 1176, A DISTANCE OF 150.02 FEET; THENCE SOUTH 01°02'45" WEST, ALONG A LINE WHICH IS PARALLEL WITH AND 150 FEET EASTERLY, MEASURED AT RIGHT ANGLES, FROM THE WESTERLY LINE OF SAID PUEBLO LOT 1176, A DISTANCE OF 2922.46 FEET TO A POINT ON THE SOUTHERLY LINE OF SAID PUEBLO LOT 1176, SAID POINT BEING ALSO A POINT ON THE NORTHERLY LINE OF PUEBLO LOT 1103 OF SAID PUEBLO LANDS; THENCE SOUTH 75°41'53" WEST, ALONG THE SOUTHERLY LINE OF SAID PUEBLO LOT 1176 AND THE NORTHERLY LINE OF SAID PUEBLO LOT 1103, A DISTANCE OF 165.56 FEET TO THE CORNER COMMON TO PUEBLO LOTS 1176 AND 1177 OF SAID PUEBLO LANDS; THENCE NORTH 01°02'45" EAST ALONG THE LINE COMMON TO SAID PUEBLO LOTS 1176 AND 1177, A DISTANCE OF 2961.75 FEET TO THE POINT OF BEGINNING.

EXCEPTING FROM ABOVE DESCRIBED PARCEL THAT CERTAIN PORTION THEREOF WHICH LIES WITHIN LAND CONVEYED TO THE SAN DIEGO UNIVERSITY, A CORPORATION, BY A QUITCLAIM DEED, RECORDED FEBRUARY 26, 1954 AS DOCUMENT NO. 25371 IN BOOK 5155 AT PAGE 40 OF OFFICIAL RECORDS OF THE COUNTY OF SAN DIEGO, STATE OF CALIFORNIA, AND DESCRIBED AS FOLLOWS: BEGINNING AT A POINT

NBU No.:     21700574
Local No.:    00068580-993-SD2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured for discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate forms of the Company.

IN THE WESTERLY LINE OF SAID PUEBLO LOT 1176, DISTANT THEREON SOUTH 01°02'45" WEST 947.01 FEET FROM THE NORTHWEST CORNER THEREOF; THENCE SOUTH 88°57'15" EAST 355.00 FEET; THENCE SOUTH 58°14'41" EAST 255.41 FEET, THENCE SOUTH 01°02'45" WEST 199.49 FEET; THENCE SOUTH 41°19'23" WEST 98.12 FEET POINT IN THE 850 FOOT RADIUS CURVE CONCAVE SOUTHERLY, IN THE NORTHERLY LINE OF THE 100 FEET RIGHT OF WAY (KNOWN AS "LINDA VISTA ROAD") DESCRIBED IN PARCEL Al OF A DEED TO THE CITY OF SAN DIEGO, RECORDED JUNE 27, 1947 AS DOCUMENT NO. 66831 IN BOOK 2442, PAGE 83 OF OFFICIAL RECORDS; THENCE WESTERLY ALONG SAID CURVE 204.14 FEET TO THE END THEREOF; THENCE SOUTH 62°57'05" WEST, ALONG THE NORTHERLY LINE OF SAID RIGHT OF WAY 354.23 FEET TO A POINT IN THE WESTERLY LINE OF SAID PUEBLO LOT 1176; THENCE NORTH 01°02'45" EAST ALONG SAID WESTERLY LINE, 650.00 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION LYING WITHIN PARCEL MAP 17820 IN THE
CITY OF SAN DIEGO COUNTY, FILED IN THE OFFICE OF THE COUNTY RECORDER OF SAN
DIEGO COUNTY ON JANUARY 31, 1999.

ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE CITY OF SAN DIEGO, A MUNICIPAL CORPORATION, RECORDED AUGUST 22, 2014 AS INSTRUMENT NO. 2014-0362283 OF OFFICIAL RECORDS.

APN: 436-430-06, 437-430-08

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

CHICAGO TITLE INSURANCE COMP ANY
SCHEDULE B

This Policy does not insure against loss or damage (and the Company will not pay costs, attorneys' fees or expenses) which arise by reason of:

A.	Property taxes, which are a lien not yet due and payable, including any assessments collected with taxes to be levied for the fiscal year 2017-2018.

B.	Intentionally deleted.

C.
The lien of supplemental or escaped assessments of property taxes, if any, made pursuant to the provisions of Chapter 3.5 (commencing with Section 75) or Part 2, Chapter 3, Articles 3 and 4, respectively, of the Revenue and Taxation Code of the State of California as a result of the transfer of title to the vestee named in Schedule A or as a result of changes in ownership or new construction occurring on or after the Date of Policy. None due and payable as of Date of Policy.

MATTERS AFFECTING PARCELS A AND B (MAP 15867)

1.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Granted To:	City of San Diego

Purpose:	Earth excavation or embankment, slope or slopes and incidents thereto

Recorded:	February 4, 1976 as File No. 76-033356 of Official Records

Affects:	As shown on said map

2.	Matters contained in Hillside Review Permit #123 recorded February 8, 1979 as File No. 79-060702 of Official Records.

Site Development Permit No. 302997 Uniti on the Hill (MMRP) - Project No. 93731 Amendment to Hillside Review Permit No. 123, recorded March 23, 2007 as File No. 2007-0198266, of Official Records.

3.	An Agreement, and the terms and conditions as contained therein

Dated:	September 27, 1978

By and Between:	City of San Diego and University High School

Recorded:	July 31, 1979 as File No. 79-318715 of Official Records

Regarding:	Maintenance Agreement Uncontrolled Embankment

Reference is hereby made to said document for full particulars.

4.	An Agreement, and the terms and conditions as contained therein

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

Dated:	January 11, 1994

By and Between:	The City of San Diego and Roman Catholic Bishop of San Diego, a corporate sole, owner

Recorded:	February 3, 1994 as File No. 1994-0078460 of Official Records

Regarding:	Installation, Maintenance and Possible Removal of a Private Modified D-25 Curb Outlet

Reference is hereby made to said document for full particulars.

5.
A document entitled “Reciprocal Easement Agreement”, dated, September 12, 2008, executed by and between The Irvine Company, LLC and the University of San Diego, subject to all the terms, provisions and conditions therein contained, recorded September 19, 2008 as File No. 2008-0497412, Official Records.

6.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Granted To:	The City of San Diego

Purpose:	Public street

Recorded:	December 24, 2008 as File No. 2008-0653162, Official Records

Affects:	As shown on Map 15867

7.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Granted To:	San Diego Gas and Electric Company

Purpose:	Public utilities and ingress and egress

Recorded:	June 10, 2009 as Instrument no. 2009-315828 Official Records

Affects:	As shown on Map 15867

8.
A document entitled “Master Declaration of Covenants, Conditions and Restrictions and Affordable Housing Agreement”, dated, January 6, 2010, executed by The Irvine Company LLC, a Delaware limited liability company and the San Diego Housing Commission, subject to all the terms, provisions and conditions therein contained, recorded January 13,. 2010, as Instrument No. 2010-0017345 of Official Records.

An Assignment and Assumption Agreement recorded November 2, 2010 as Instrument No. 2010- 0591415 Official Records.

An Assignment and Assumption Agreement dated July 14, 2014 and recorded July 15, 2014 as Instrument No. 2014-0292470 of Official Records.

9.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.

Granted To:	San Diego Gas and Electric Company

Purpose:	public utilities, ingress, egress

Recorded:	August 12, 2011 as File No. 2011-0414835, Official Records

Affects:	The exact location and extent of said easement is not disclosed of record

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

10.	The terms and provisions contained in the document entitled “Covenant of Easement” recorded March 29, 2012 as Instrument No. 2012-0184481 Official Records.

11.	The terms and provisions contained in the document entitled “Planned Development Permit No. 659699” recorded May 23, 2012 as Instrument No. 2012-0302675 Official Records.

12.	Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on the map of said Tract.

Purpose:	pedestrian and non-motor vehicular right of way

Affects:	as shown on Map 15867

13.	Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on the map of said Tract

Purpose:	ingress and egress for emergency vehicles

Affects:	as shown on Map 15867

14.	Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on the map of said Tract.

Purpose:	maintenance of water facilities

Affects:	as shown on Map 15867

15.	Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on the map of said Tract

Purpose:	storage of flood waters

Affects:	as shown on Map 15867

16.	Easement(s) for the purpose(s) shown below and rights incidental thereto as delineated or as offered for dedication, on the map of said Tract.

Purpose:	electrical facilities

Affects:	as shown on Map 15867

17.	Recitals as shown on that certain map/plat

Map No.:	15867

Which among other things recites; this is a Map of a condominium project as defined in section 1350, et seq. of the Civil Code of the State of California and is filed pursuant to the submission map act. The Planning Commission Resolution No. mPC-4229-2 dated March 8, 2007, approves a total of 533 Residential Condominium Units on Lot 1.

Reference is hereby made to said document for full particulars.

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

18.	Matters contained in that certain document

Entitled:	Encroachment Maintenance and Removal Agreement

Executed by:	City of San Diego, a Municipal Corporation (City) and the owner

Recording Date:	August 17, 2012

Recording No:	2012-0492192 of Official Records

Reference is hereby made to said document for full particulars.

19.	Matters contained in that certain document

Entitled:	Encroachment Maintenance and Removal Agreement

Dated:	December 21, 2010

Executed by:	City of San Diego, a Municipal Corporation (City) and the owner

Recording Date:	August 17, 2012

Recording No:	2012-0492193 of Official Records

Reference is hereby made to said document for full particulars.

20.	Matters contained in that certain document

Entitled:	Encroachment Maintenance and Removal Agreement

Executed by:	San Diego Gas and Electric and CP III Pacific Ridge, LLC, owner

Recording Date:	July 29, 2013

Recording No:	2013-0472722 of Official Records

Reference is hereby made to said document for full particulars.

21.
Any rights, interests, or claims which may exist or arise by reason of the following facts shown on a Survey Plat entitled “A.L.T.A. Survey” dated June 3, 2014 prepared by Lundstrom Engineering and Surveying, Inc.: Encroachment onto to the Land of retaining walls and wood fence, as shown on said survey.

This exception will be revised upon receipt of current ALTA/NSPS Land Title Survey.

MATTERS AFFECTING PARCEL C PARCEL 1176 (437-430-01)

22.	Intentionally deleted.

23.	Easement(s) for the purpose(s) shown below and rights incidental thereto as reserved in a document;

Reserved by:	San Diego Gas and Electric Company

Purpose:	various purposes as set forth in said document

Recording Date:	May 19, 2009

Recording No:	2009-0265844 of Official Records

Affects:	The route thereof affects a portion of said land and is more fully described in said document.

Note: Encroachment Maintenance and Removal Agreement

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

By and Between:	San Diego Gas and Electric Company and CPIII Pacific Ridge, LLC

Recording Date:	July 29, 2013

Recording No.:	2013-0472722 of Official Records

24.	Easement for Fire Access Road Area as contained in the Open Space Right of Way Use Agreement

Recording Date:	May 19, 2009

Recording No.:	2009-0265845 of Official Records

Assignment and Assumption Agreement re-open Space Right of Way Use Agreement

Recording Date:	November 2, 2010

Recording No.:	2010-0591416 of Official Records

25.	Easement(s) for the purpose(s) shown below and rights incidental thereto as reserved in a document;

Reserved by:	City of San Diego, a municipal corporation

Purpose:	emergency access

Recording Date:	June 25, 2014

Recording No:	2014-264877

and Re-Recording Date:	July 8, 2014

and Re-Recording No:	2014-0282731, both of Official Records

Affects:	A portion of said land is more fully described in said document

MATTERS AFFECTING ALL PARCELS

26.	Intentionally deleted

27.	A Deed of Trust to secure performance under an agreement referred to therein, and any other obligations secured thereby.

Dated:	January 6, 2010

Trustor:	The Irvine Company LLC, a Delaware limited liability company

Trustee:	Chicago Title Company

Beneficiary:	San Diego Housing Commission

Recorded:	January 13, 2010 as Instrument No. 2010-0017346 of Official Records.

Affects Lot 1 and 2 Map 15867

An Assignment and Assumption Agreement recorded November 22, 2010 as Instrument No. 2010-0591415 of Official Records.

Affects Lots 1 and 2 Map 15867

An Assignment and Assumption Agreement recorded July 15, 2014 as Instrument No. 2014-292470 of Official Records.

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

Amendment to Assignment of Security Instrument recorded October 7, 2014 as Instrument No. 2014-0433660 of Official Records.

An assignment of the beneficial interest under said deed of trust which names:

Assignee:	Wilmington Trust, National Association, as Trustee for the Registered Holders of Wells Fargo Commercial Mortgage Securities, Inc., Multifamily Mortgage Pass-Through Certificates Series 2014-KF05

Recording Date:	December 9, 2014

Recording No:	2014-0542642 of Official Records

An Assignment and Assumption Agreement recorded , 2017 as Instrument No. ______, of Official Records.

28.	Water rights, claims or title to water, whether or not disclosed by the public records.

29.
Matters which may be disclosed by an inspection and/or by a correct ALTA/NSPS Land Title Survey of said Land that is satisfactory to the Company, and/or by inquiry of the parties in possession thereof.

This exception will be revised upon receipt of current ALTA/NSPS Land Title Survey.

30.
Rights of current tenants, as tenants only, with no options to purchase or rights of first refusal, pursuant to those certain unrecorded leases set forth on the attached rent roll [to be attached to final policy].

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
Attached to Policy No. PRO FORMA
Issued By
Chicago Title Insurance Company

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only,

a.	“Covenant” means a covenant, condition, limitation or restriction in a document or instrument in effect at Date of Policy.

b.
“Improvement” means a building, structure located on the surface of the Land, road, walkway, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.	A violation on the Land at Date of Policy of an enforceable Covenant, unless an exception in Schedule B of the policy identifies the violation;

b.
Enforced removal of an Improvement as a result of a violation, at Date of Policy, of a building setback line shown on a plat of subdivision recorded or filed in the Public Records, unless an exception in Schedule B of the policy identifies the violation; or

c.
A notice of a violation, recorded in the Public Records at Date of Policy, of an enforceable Covenant relating to environmental protection describing any part of the Land and referring to that Covenant, but only to the extent of the violation of the Covenant referred to in that notice, unless an exception in Schedule B of the policy identifies the notice of the violation.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land; or

c.	except as provided in Section 3.c., any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances.
This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory
ALTA Endorsement - Form 9.2-06
(Covenants, Conditions and Restrictions Improved Land - Owner’s Policy - 4/2/12)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
Attached to Policy No. pro forma
Issued By
Chicago Title Insurance Company

APPROVAL SUBJECT TO RECEIPT/REVIEW OF CURRENT ZONING REPORT

1.	The Company insures against loss or damage sustained by the Insured in the event that, at Date of Policy,

a.	according to applicable zoning ordinances and amendments, the Land is not classified Zone

b.	the following use or uses are not allowed under that classification:

c.
There shall be no liability under paragraph 1.b. if the use or uses are not allowed as the result of any lack of compliance with any conditions, restrictions, or requirements contained in the zoning ordinances and amendments, including but not limited to the failure to secure necessary consents or authorizations as a prerequisite to the use or uses. This paragraph 1.c. does not modify or limit the coverage provided in Covered Risk 5.

2.
The Company further insures against loss or damage sustained by the Insured by reason of a final decree of a court of competent jurisdiction either prohibiting the use of the Land, with any existing structure, as specified in paragraph 1.b. or requiring the removal or alteration of the structure, because, at Date of Policy, the zoning ordinances and amendments have been violated with respect to any of the following matters:

a.	Area, width, or depth of the Land as a building site for the structure

b.	Floor space area of the structure

c.	Setback of the structure from the property lines of the Land

d.	Height of the structure, or

e.	Number of parking spaces.

3.	There shall be no liability under this endorsement based on:

a.	the invalidity of the zoning ordinances and amendments until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses;

b.	the refusal of any person to purchase, lease or lend money on the Title covered by this policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 3.1-06
Zoning - Completed Structure (10/22/09)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of an environmental protection lien that, at Date of Policy, is recorded in the Public Records or filed in the records of the clerk of the United States district court for the district in which the Land is located, unless the environmental protection lien is set forth as an exception in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: _______________________________________
Authorized Signatory

ALTA Endorsement 8.2-06 (Commercial Environmental Protection Lien)
Adopted 10/16/08

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For the purposes of this endorsement only:

a.	“Covenant” means a covenant, condition, limitation or restriction in a document or instrument recorded in the Public Records at Date of Policy.

b.	“Private Right” means (i) an option to purchase; (ii) a right of first refusal; or (iii) a right of prior approval of a future purchaser or occupant.

3.
The Company insures against loss or damage sustained by the Insured under this Owner’s Policy if enforcement of a Private Right in a Covenant affecting the Title at Date of Policy based on a transfer of Title on or before Date of Policy causes a loss of the Insured’s Title.

1.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	any Covenant contained in an instrument creating a lease;

b.	any Covenant relating to obligations of any type to perform maintenance, repair, or remediation on the Land;

c.	any Covenant relating to environmental protection of any kind or nature, including hazardous or toxic matters, conditions, or substances; or

d.	any Private Right in an instrument identified in Exception(s) NONE in Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Form Endorsement 9.9-06 (Private Rights - Owner’s Policy)
Adopted 04-02-2013

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the lack of a right of access to the following utilities or services: [CHECK ALL THAT APPLY]

☒ Water service	☒ Natural gas service	☒ Telephone service
☒ Electrical power service	☒ Sanitary sewer	☒ System water drainage
[☐ _____________________ ]	[☐ _____________________ ]	[☐ _____________________ ]

either over, under or upon rights-of-way or easements for the benefit of the Land because of:

(1)	a gap or gore between the boundaries of the Land and the rights-of-way or easements;

(2)	a gap between the boundaries of the rights-of-way or easements ; or

(3)	a termination by a grantor, or its successor, of the rights-of-way or easements.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: _______________________________________
Authorized Signatory

ALTA Endorsement 17.2-06 (Utility Access)
Adopted 10/16/08

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

SUBJECT TO RECEIPT/REVIEW OF CURRENT ALTA/NSPS SURVEY

The Company insures against loss or damage sustained by the Insured if, at Date of Policy, (i) the Land does not abut and have both actual vehicular and pedestrian access to and from Mildred Street and Linda Vista Road (the "Streets"), (ii) the Streets are not physically open and publicly maintained, or (iii) the Insured has no right to use existing curb cuts or entries along those portions of the Streets abutting the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 17-06
(Access & Entry - 6/17/06)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	Those portions of the Land identified below not being assessed for real estate taxes under the listed tax identification numbers or those tax identification numbers including any additional land:

436-430-06-00
437-430-08-00

1.	The easements, if any, described in Schedule A being cut off or disturbed by the nonpayment of real estate taxes assessed against the servient estate.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 18.1-06
(Multiple Tax Parcel - 6/17/06)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of:

1.	The failure of Parcels A and C of the Land to be contiguous along their common boundaries; or

2.	The presence of any gaps, strips, or gores separating any of the contiguous boundary lines described above.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 19-06
(Contiguity - Multiple Parcels - 6/17/06)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of a multifamily residential apartment complex known as Pacific Ridge Apartments, bearing a common address of 5945 Linda Vista Road, San Diego, California, to be located on the Land at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 22-06
(Location - 6/17/06)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

SUBJECT TO RECEIPT/REVIEW OF CURRENT ALTA/NSPS SURVEY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land as described in Schedule A to be the same as that identified on the survey made by ______________ dated _____________________, and designated Job No. _____.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: _______________________________________
Authorized Signatory

ALTA Endorsement 25-06 (Same as Survey)
Adopted 10/16/08

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company insures against loss or damage sustained by the Insured by reason of the failure of the Land to constitute a lawfully created parcel according to the subdivision statutes and local subdivision ordinances applicable to the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: _______________________________________
Authorized Signatory

ALTA Endorsement 26-06 (Subdivision)
Adopted 10/16/08

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
Attached to Policy No. PRO FORMA
Issued By
Chicago Title Insurance Company

SUBJECT TO RECEIPT/REVIEW OF CURRENT ALTA/NSPS SURVEY

1.
The insurance provided by this endorsement is subject to the exclusions in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.	For purposes of this endorsement only, “Improvement” means an existing building, located on either the Land or adjoining land at Date of Policy and that by law constitutes real property.

3.	The Company insures against loss or damage sustained by the Insured by reason of:

a.
An encroachment of any Improvement located on the Land onto adjoining land or onto that portion of the Land subject to an easement, unless an exception in Schedule B of the policy identifies the encroachment;

b.	An encroachment of any Improvement located on adjoining land onto the Land at Date of Policy, unless an exception in Schedule B of the policy identifies the encroachment;

c.
Enforced removal of any Improvement located on the Land as a result of an encroachment by the Improvement onto any portion of the Land subject to any easement, in the event that the owners of the easement shall, for the purpose of exercising the right of use or maintenance of the easement, compel removal or relocation of the encroaching Improvement; or

d.	Enforced removal of any Improvement located on the Land that encroaches onto adjoining land.

4.
This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys’ fees, or expenses) resulting from the encroachments listed as Exceptions ______________ of Schedule B.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 28.1-06
(Encroachments - Boundaries and Easements - 4/2/12)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

SUBJECT TO RECEIPT/REVIEW OF CURRENT ALTA/NSPS SURVEY

The Company insures against loss or damage sustained by the Insured if the exercise of the granted or reserved rights to use or maintain the easement(s) referred to in Exception(s) ______ of Schedule B results in:

(1)	damage to an existing building located on the Land, or

(2)	enforced removal or alteration of an existing building located on the Land.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
CHICAGO TITLE INSURANCE COMPANY

By: _______________________________________
Authorized Signatory

ALTA Endorsement 28-06 (Easement - Damage or Enforced Removal)
Revised 02-03-2010

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

1.
The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.
For purposes of this endorsement only, “Improvement” means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.
The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of any Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of minerals or any other subsurface substances excepted from the description of the Land or excepted in Schedule B.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:
a.    contamination, explosion, fire, vibration, fracturing, earthquake or subsidence;
b.    negligence by a person or an Entity exercising a right to extract or develop minerals or other subsurface substances; or
c.    the exercise of the rights described in N/A.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 35.1-06
(Minerals and Other Subsurface Substances - Improvements - Revised 4/2/12)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

1.
The insurance provided by this endorsement is subject to the exclusion in Section 4 of this endorsement; and the Exclusions from Coverage, the Exceptions from Coverage contained in Schedule B, and the Conditions in the policy.

2.
For purposes of this endorsement only, “Improvement” means a building, structure located on the surface of the Land, and any paved road, walkway, parking area, driveway, or curb, affixed to the Land at Date of Policy and that by law constitutes real property, but excluding any crops, landscaping, lawn, shrubbery, or trees.

3.
The Company insures against loss or damage sustained by the Insured by reason of the enforced removal or alteration of any Improvement, resulting from the future exercise of any right existing at Date of Policy to use the surface of the Land for the extraction or development of water excepted from the description of the Land or excepted in Schedule B.

4.	This endorsement does not insure against loss or damage (and the Company will not pay costs, attorneys' fees, or expenses) resulting from:

a.	contamination, explosion, fire, flooding, vibration, fracturing, earthquake or subsidence;

b.	negligence by a person or an Entity exercising a right to extract or develop water; or

c.	the exercise of the rights described in N/A.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

ALTA Endorsement - Form 41.1-06
(Water - Improvements - 12/02/13)

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ENDORSEMENT
ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

Paragraph 14 of the Conditions of this Policy is hereby deleted.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.
CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

Arbitration Endorsement

ENDORSEMENT

NBU No.:    21700574
Local No.:    00068580-993-S D2-CFU
This is a Pro Forma Policy furnished to or on behalf of the party proposed to be insured/or discussion only. It does not reflect the present status of title and is not a commitment to insure the estate or interest as shown herein, nor does it evidence the willingness of the Company to provide any coverage shown herein. Any such commitment must be an express written undertaking issued on appropriate form~ of the Company.

ATTACHED TO POLICY NO. PRO FORMA
ISSUED BY
CHICAGO TITLE INSURANCE COMPANY

The Company hereby insures the insured against loss which the insured shall sustain by reason of any statutory lien for labor or material attaching to the estate or interest referred to in Schedule A arising out of any work of improvement under construction or completed at Date of Policy.

This endorsement is issued as part of the policy. Except as it expressly states, it does not (i) modify any of the terms and provisions of the policy, (ii) modify any prior endorsements, (iii) extend the Date of Policy, or (iv) increase the Amount of Insurance. To the extent a provision of the policy or a previous endorsement is inconsistent with an express provision of this endorsement, this endorsement controls. Otherwise, this endorsement is subject to all of the terms and provisions of the policy and of any prior endorsements.

CHICAGO TITLE INSURANCE COMPANY

By: ______________________________________
Authorized Signatory

CLTA Form 101.4 Endorsement (06-03-05)
Mechanic’s Lien Coverage - No Notice of Completion

EXHIBIT J

SEC REQUIREMENTS
1.Rent rolls for the calendar month in which the Closing occurs and the eleven (11) calendar months immediately preceding the calendar month in which the Closing occurs;
2.    Seller’s written analysis of both (a) scheduled increases in base rent required under the Leases in effect on the Closing Date; and (b) rent concessions imposed pursuant to those Leases, of (a) and (b), provided Seller is not obligated to prepare any such analysis and need only provide any such analysis as may exist and be in Seller’s possession;
3.    Seller’s internally-prepared Operating Statements;
4.    Leases;
5.    Tax bills;
6.    Seller’s cash receipt journal(s) and bank statements;
7.    Seller’s general ledger;
8.    Seller’s schedule of expense reimbursements required under Leases in effect on the Closing Date;
9.    Schedule of those items of repairs and maintenance performed by, or at the direction of Seller, during Seller’s final fiscal year in which Seller owns and operates the Property (the “Final Fiscal Year”);
10.    Schedule of those capital improvements and fixed asset additions made by, or at the direction of, Seller during the Final Fiscal Year;
11.    Seller’s invoices with respect to expenditures made during the Final Fiscal Year;
12.    Access (during normal and customary business hours) to responsible personnel to answer accounting questions; and

Exhibit J

EXHIBIT K

FORM AUDIT LETTER
(Letterhead of Seller)
Ladies and Gentlemen:
We are providing this letter in connection with your audit of the statement of revenue and certain expenses of ____________________, which is comprised of the building located at ____________________ (the “Property”) for the period commencing ____________________, 201__ and ending ____________________, 201__, for the purpose of expressing an opinion as to whether the financial statement presents fairly, in all material respects, the results of operations of the Property in conformity with United States [GAAP] basis of accounting. Certain representations in this letter are described as being limited to matters that are material. Items are considered material, regardless of size, if they involve an omission or misstatement of accounting information that, in the light of surrounding circumstances, makes it probable that the judgment of a reasonable person relying on the information would be changed or influenced by the omission or misstatement. Materiality limitations do not apply to representations not directly related to amounts included in the financial statement.
We confirm, to our actual knowledge, the following representations made to you during your audit:
1.    The financial statement referred to above is fairly presented in conformity with [GAAP] basis of accounting principles.
2.    We have made available to you:
(a)    All financial records and related data relating to the Property.
(b)    All minutes of the meetings of members or summaries of actions of recent meetings for which minutes have not yet been prepared [relating to the Property].
(c)    All agreements or amendments to agreements, which would have a material impact on the financial statement.
3.    There have been no:
(a)    Circumstances that have resulted in communications from the Property’s external legal counsel reporting evidence of a material violation of securities law or breach of fiduciary duty, or similar violation by the Property or any agent thereof.
(b)    Communications from regulatory agencies concerning noncompliance with, or deficiencies in, financial reporting practices.

Exhibit K

4.    There are no:
(a)    Violations or possible violations of laws or regulations, whose effects should be considered for disclosure in the financial statement or as a basis for recording a loss contingency.
(b)    Unasserted claims or assessments that our lawyers have advised us are probable of assertion and must be disclosed in accordance with Statement of Financial Accounting Standards (SFAS) No. 5, Accounting for Contingencies.
(c)    Other liabilities or gain or loss contingencies that are required to be accrued or disclosed by [GAAP] basis of accounting.
(d)    Material transactions that have not been properly recorded in the accounting records underlying the financial statement.
(e)    Events that have occurred subsequent to the balance sheet date and through the date of this letter that would require adjustment to or disclosure in the financial statement.
5.    We acknowledge our responsibility for the design and implementation of programs and controls to prevent, deter and detect fraud. We understand that the term “fraud” includes misstatements arising from fraudulent financial reporting and misstatements arising from misappropriation of assets.
Misstatements arising from fraudulent financial reporting are intentional misstatements, or omissions of amounts or disclosures in financial statements to deceive financial statement users. Misstatements arising from misappropriation of assets involve the theft of an entity’s assets where the effect of the theft causes the financial statement not to be presented in conformity with accounting principles generally accepted in the United States of America, provided that it is understood that the financial statement referenced above was prepared on a [GAAP] basis of accounting.
6.    We have no knowledge of any fraud or suspected fraud affecting the entity involving:
(a)    Management,
(b)    Employees who have significant roles in internal control over financial reporting, or
(c)    Others where the fraud could have a material effect on the financial statement.
7.    We have no knowledge of any allegations of fraud or suspected fraud affecting the entity received in communications from employees, former employees, analysts, regulators, short sellers, or others.

Exhibit K

8.    We have no knowledge of any officer or director of the Company, or any other person acting under the direction thereof, having taken any action to fraudulently influence, coerce, manipulate or mislead you during your audit.
9.    The following have been properly recorded or disclosed in the financial statement:
(a)    Related party transactions including sales, purchases, loans, transfers, leasing arrangements, guarantees, ongoing contractual commitments and amounts receivable from or payable to related parties.
We understand that the term “related party” refers to affiliates of the enterprise; entities for which investments are accounted for by the equity method by the enterprise; trusts for the benefit of employees, such as pension and profit sharing trusts that are managed by or under the trusteeship of management; principal owners of the enterprise; its management; members of the immediate families of principal owners of the enterprise and its management; and other parties with which the enterprise may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. Another party also is a related party if it can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.
(b)    Guarantees, whether written or oral, under which the Property is contingently liable, including guarantee contracts and indemnification agreements pursuant to a [GAAP] basis of accounting.
(c)    Significant estimates and material concentrations known to management that are required to be disclosed in accordance with the AICPA’s Statement of Position (SOP) 94-6, Disclosure of Certain Significant Risks and Uncertainties. Significant estimates are estimates at the balance sheet date, which could change materially within the next year. Concentrations refer to volumes of business, revenues, available sources of supply, or markets or geographic areas for which it is reasonably possible that events could occur which would significantly disrupt normal finances within the next year. Concentrations include material sources of financing, including off· balance sheet arrangements and transactions with unconsolidated, limited purpose entities, and contingencies inherent in the arrangements, that are reasonably likely to affect the continued availability of liquidity and financing.
10.    The owner had satisfactory title to all owned assets prior to the sale, and there were no liens or encumbrances on such assets, nor was any asset pledged as collateral, except as disclosed in the financial statement.
11.    The Company has complied with all aspects of contractual agreements that would have a material effect on the financial statement in the event of noncompliance.

Exhibit K

12.    The unaudited financial information for the period from January 1, 201__ through ____________________ (the “Stub Period”) has been prepared and presented in conformity with [GAAP] basis of accounting.
Further, we confirm that we are responsible for the fair presentation in the financial statement of financial results of operations in conformity with [GAAP] basis of accounting.
Very truly yours,

Exhibit K

EXHIBIT L
ASSIGNED CONTRACTS

1.	AT&T Connected Communities Marketing Contract between CP III Pacific Ridge LLC and AT&T Services, Inc., mutually executed on October 31, 2011.

Exhibit L

EXHIBIT M

RENT ROLL
[See attached]

Exhibit M

Rent Roll

Page 1

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
Current/Notice/Vacant Residents												
[redacted]	prda10c	858.00	t0574845	[redacted]	2,485.00	2,090.00	600.00	0.00	12/22/2016	10/21/2017		0.00
[redacted]	prda10c	858.00	t0177681	[redacted]	2,385.00	2,340.00	2,340.00	0.00	05/31/2016	05/30/2017		0.00
[redacted]	prda10c	858.00	t0061145	[redacted]	2,385.00	2,300.00	1,000.00	0.00	03/14/2016	02/13/2018		0.00
[redacted]	prda10c	858.00	prd90004	[redacted]	2,385.00	2,730.00	3,950.00	0.00	06/24/2013	01/25/2018		0.00
[redacted]	prda10c	858.00	t0146320	[redacted]	2,385.00	2,090.00	2,090.00	0.00	05/14/2016	05/13/2017		0.00
[redacted]	prda10c	858.00	t0141146	[redacted]	2,385.00	2,045.00	2,045.00	0.00	05/01/2016	04/30/2017		-684.83
[redacted]	prda10c	858.00	t0544941	[redacted]	2,385.00	1,850.00	1,850.00	0.00	12/17/2016	12/16/2017	03/26/2017	0.00
[redacted]	prdc20a	1,372.00	t0226376	[redacted]	3,820.00	2,975.00	1,000.00	0.00	06/24/2016	06/23/2017		0.00
[redacted]	prdc20a	1,372.00	t0140096	[redacted]	3,820.00	2,980.00	1,000.00	0.00	06/25/2016	06/24/2017		0.00
[redacted]	prdb20a	1,217.00	t0454081	[redacted]	2,720.00	2,535.00	800.00	0.00	01/01/2017	12/31/2017		-2,858.25
[redacted]	prdb20a	1,217.00	prd90011	[redacted]	2,785.00	2,690.00	1,100.00	0.00	01/24/2014	09/29/2017		0.00
[redacted]	prdb20a	1,217.00	prd90012	[redacted]	2,720.00	2,615.00	600.00	0.00	04/01/2015	05/07/2017		0.00
[redacted]	prdb20a	1,217.00	t0520303	[redacted]	2,785.00	2,380.00	800.00	500.00	11/16/2016	08/15/2017		0.00
[redacted]	prdb20a	1,217.00	prd90014	[redacted]	2,720.00	2,430.00	600.00	0.00	02/25/2015	04/12/2017		0.00
[redacted]	prdb20a	1,217.00	VACANT	[redacted]	2,785.00	0.00	0.00	0.00				0.00
[redacted]	prdc20a	1,372.00	t0157024	[redacted]	3,750.00	3,145.00	1,000.00	0.00	06/01/2016	05/31/2017		0.00
[redacted]	prdb25at	1,352.00	t0389215	[redacted]	2,990.00	2,515.00	800.00	0.00	09/30/2016	09/29/2017		0.00
[redacted]	prdb25at	1,352.00	t0206887	[redacted]	2,990.00	2,745.00	800.00	0.00	06/30/2016	06/29/2017		-2.92
[redacted]	prdb25at	1,352.00	prd90019	[redacted]	2,990.00	3,030.00	600.00	0.00	08/18/2013	07/31/2017		0.00
[redacted]	prdb25at	1,352.00	prd90020	[redacted]	3,005.00	2,870.00	5,350.00	0.00	09/03/2014	08/11/2017		-3.31
[redacted]	prdc20a	1,372.00	t0316608	[redacted]	3,790.00	3,380.00	1,000.00	0.00	08/18/2016	08/17/2017		-5.16
[redacted]	prdb20a	1,217.00	prd90022	[redacted]	2,720.00	2,700.00	1,350.00	0.00	08/01/2015	07/14/2017	04/30/2017	0.00
[redacted]	prdb20a	1,217.00	t0139409	[redacted]	2,720.00	2,380.00	799.99	0.00	05/13/2016	05/12/2017	05/31/2017	0.00
[redacted]	prdb20a	1,217.00	t0248582	[redacted]	2,720.00	2,805.00	2,805.00	0.00	07/17/2016	07/16/2017		0.00
[redacted]	prdb20a	1,217.00	VACANT	[redacted]	2,720.00	0.00	0.00	0.00				0.00
[redacted]	prdb20a	1,217.00	t0542346	[redacted]	2,720.00	2,435.00	800.00	0.00	01/04/2017	01/03/2018		0.00
[redacted]	prda10b	784.00	t0344919	[redacted]	2,255.00	2,445.00	2,445.00	0.00	08/25/2016	08/24/2017		0.00
[redacted]	prdb20a	1,217.00	t0128922	[redacted]	2,720.00	2,390.00	800.00	0.00	04/30/2016	04/29/2017		0.00
[redacted]	prda10b	784.00	prd90029	[redacted]	2,255.00	2,230.00	500.00	0.00	04/28/2015	12/31/2017		50.00
[redacted]	prda10b	784.00	t0232852	[redacted]	2,155.00	2,005.00	2,005.00	0.00	07/22/2016	07/21/2017		0.00
[redacted]	prde10a	680.00	t0660295	[redacted]	1,885.00	1,785.00	1,785.00	0.00	01/07/2017	12/06/2017		0.00
[redacted]	prdc20a	1,372.00	t0275704	[redacted]	3,820.00	3,255.00	3,255.00	0.00	07/24/2016	07/23/2017		1.76
[redacted]	prdb20a	1,217.00	t0190496	[redacted]	3,220.00	3,210.00	800.00	0.00	06/10/2016	06/09/2017	06/30/2017	0.00
[redacted]	prdb20a	1,217.00	VACANT	[redacted]	3,220.00	0.00	0.00	0.00				0.00
[redacted]	prdb20a	1,217.00	t0525024	[redacted]	2,720.00	2,380.00	800.00	0.00	11/18/2016	11/17/2017		-0.33
[redacted]	prdb20a	1,217.00	prd90035	[redacted]	2,820.00	2,840.00	600.00	0.00	05/30/2015	05/25/2017		0.00
[redacted]	prda10b	784.00	t0220190	[redacted]	2,255.00	2,265.00	600.00	0.00	08/24/2016	06/23/2017		0.00
[redacted]	prdc20a	1,372.00	t0179813	[redacted]	3,895.00	3,695.00	1,000.00	0.00	06/26/2016	06/25/2017		0.00

Thursday, March 23, 2017
08:55 AM

Page 2

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prdb20a	1,217.00	t0338514		2,720.00	2,645.00	2,645.00	0.00	08/27/2016	08/26/2017		0.00
	prdb20a	1,217.00	t0322339		2,720.00	2,635.00	800.00	0.00	08/17/2016	08/16/2017		0.00
	prda10b	784.00	prd90040		2,255.00	2,310.00	500.00	0.00	07/21/2015	06/23/2017		0.00
	prdc20a	1,372.00	t0258702		3,760.00	3,200.00	3,200.00	0.00	08/18/2016	08/17/2017		0.00
	prda10b	784.00	t0258164		2,285.00	2,305.00	600.00	0.00	07/17/2016	07/16/2017		0.00
	prdb20a	1,217.00	prd90043		2,760.00	2,870.00	1,100.00	0.00	04/06/2014	07/08/2017		63.08
	prdb20a	1,217.00	prd90044		2,720.00	2,615.00	600.00	0.00	06/06/2015	06/17/2017		0.00
	prdb20a	1,217.00	VACANT		2,760.00	0.00	0.00	0.00				0.00
	prdb20a	1,217.00	t0026646		2,720.00	2,610.00	600.00	0.00	11/30/2015	09/29/2017		0.00
	prdc20a	1,372.00	t0102439		3,775.00	2,665.00	1,000.00	0.00	04/29/2016	07/28/2017		0.00
	prdc20a	1,372.00	prd90048		4,200.00	3,510.00	6,210.00	0.00	03/17/2014	05/11/2017	05/31/2017	-9.95
	prdc20a	1,372.00	prd90049		4,200.00	3,560.00	700.00	0.00	03/13/2014	05/27/2017		0.00
	prdb20a	1,217.00	prd90050		2,700.00	2,650.00	600.00	0.00	04/30/2015	06/13/2017		-1,325.00
	prdb20a	1,217.00	t0573325		2,765.00	2,575.00	800.00	0.00	12/27/2016	07/26/2017		46.50
	prdb20a	1,217.00	prd90052		2,700.00	2,875.00	1,100.00	0.00	03/29/2014	04/30/2017		0.01
	prdb20a	1,217.00	t0138085		2,765.00	2,425.00	800.00	0.00	05/15/2016	05/14/2017		0.00
	prdb20a	1,217.00	t0373277		2,700.00	2,360.00	1,300.00	0.00	09/15/2016	09/14/2017		0.00
	prdb20a	1,217.00	t0329286		2,765.00	2,675.00	2,675.00	0.00	08/28/2016	08/27/2017		0.00
	prdc20a	1,372.00	t0329993		3,765.00	3,335.00	1,000.00	0.00	08/23/2016	08/22/2017		-1,081.21
	prdc20a	1,372.00	t0384009		3,760.00	2,680.00	1,000.00	0.00	09/24/2016	09/23/2017		-0.01
	prdb20a	1,217.00	t0097214		2,700.00	2,380.00	800.00	0.00	05/01/2016	04/30/2017	05/31/2017	0.00
	prdb20a	1,217.00	t0297661		2,700.00	2,745.00	800.00	0.00	08/01/2016	07/31/2017		0.00
	prdb20a	1,217.00	t0645854		2,700.00	2,680.00	800.00	0.00	01/13/2017	01/12/2018		0.00
	prdb20a	1,217.00	t0106221		2,700.00	2,385.00	800.00	0.00	05/07/2016	05/06/2017		28.49
	prdb20a	1,217.00	t0387349		2,700.00	2,240.00	800.00	0.00	09/23/2016	09/22/2017		0.00
	prda10b	784.00	VACANT		2,235.00	0.00	0.00	0.00				0.00
	prdb20a	1,217.00	VACANT		2,700.00	0.00	0.00	0.00				0.00
	prda10b	784.00	MODEL		2,235.00	0.00	0.00	0.00				0.00
	prda10a	680.00	t0587041		2,135.00	2,145.00	600.00	0.00	12/13/2016	12/12/2017		1.85
	prde10a	680.00	t0167178		1,815.00	1,720.00	500.00	0.00	05/15/2016	05/14/2017		0.00
	prdc20a	1,372.00	prd90067		4,215.00	3,700.00	700.00	0.00	07/30/2015	07/27/2016		0.00
	prdb20a	1,217.00	t0171638		3,200.00	3,355.00	800.00	0.00	07/29/2016	07/28/2017		-3,586.32
	prdb20a	1,217.00	t0470507		3,200.00	2,950.00	800.00	0.00	10/31/2016	09/30/2017		72.14
	prdb20a	1,217.00	t0039379		2,700.00	2,640.00	600.00	0.00	12/04/2015	09/03/2017		0.00
	prdb20a	1,217.00	t0328264		2,815.00	2,740.00	800.00	0.00	09/29/2016	09/28/2017		80.62
	prda10b	784.00	t0546351		2,235.00	1,730.00	1,730.00	0.00	12/01/2016	09/30/2017		0.00
	prdc20a	1,372.00	prd90073		3,875.00	3,730.00	700.00	0.00	07/11/2015	07/31/2017		0.00
	prdb20a	1,217.00	t0649982		2,775.00	2,795.00	800.00	0.00	01/14/2017	01/13/2018		0.00
	prdb20a	1,217.00	t0413904		2,775.00	2,355.00	800.00	0.00	09/30/2016	07/29/2017		0.00

Thursday, March 23, 2017
08:55 AM

Page 3

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prda10b	784.00	t0255249	[redacted]	2,310.00	2,475.00	800.00	0.00	07/17/2016	07/16/2017		-100.00
[redacted]	prda10b	784.00	t0192143	[redacted]	2,310.00	2,295.00	600.00	0.00	06/11/2016	06/10/2017		0.00
[redacted]	prdc20a	1,372.00	prd90078	[redacted]	3,835.00	3,450.00	700.00	0.00	08/05/2015	08/30/2017		0.00
[redacted]	prda10b	784.00	t0056006	[redacted]	2,235.00	2,030.00	500.00	0.00	01/16/2016	11/15/2017	03/31/2017	0.00
[redacted]	prdb20a	1,217.00	t0443820	[redacted]	2,760.00	2,410.00	800.00	500.00	10/28/2016	08/27/2017		0.00
[redacted]	prdb20a	1,217.00	t0249249	[redacted]	2,700.00	2,835.00	800.00	0.00	07/17/2016	07/16/2017		0.00
[redacted]	prdb20a	1,217.00	t0046348	[redacted]	2,760.00	2,600.00	2,405.00	0.00	01/04/2016	07/03/2017		0.00
[redacted]	prdb20a	1,217.00	t0314081	[redacted]	2,700.00	2,645.00	800.00	0.00	08/17/2016	08/16/2017		0.00
[redacted]	prdc20a	1,372.00	prd90084	[redacted]	3,760.00	3,570.00	5,990.00	0.00	09/16/2014	06/26/2017		0.00
[redacted]	prdc20a	1,372.00	t0131697	[redacted]	4,200.00	3,105.00	1,000.00	500.00	04/22/2016	07/21/2017		-196.06
[redacted]	prdc20a	1,372.00	t0575713	[redacted]	4,200.00	3,795.00	1,000.00	0.00	12/17/2016	07/16/2017		928.86
[redacted]	prdb20a	1,217.00	t0414843	[redacted]	2,700.00	0.00	0.00	0.00		12/09/2017		0.00
[redacted]	prdb20a	1,217.00	t0225631	[redacted]	2,765.00	2,540.00	800.00	0.00	06/19/2016	06/18/2017		0.00
[redacted]	prdb20a	1,217.00	prd90088	[redacted]	2,700.00	2,690.00	600.00	0.00	06/19/2015	09/12/2017		0.00
[redacted]	prdb20a	1,217.00	prd90089	[redacted]	2,765.00	2,750.00	600.00	0.00	07/16/2015	07/21/2017		0.00
[redacted]	prdb20a	1,217.00	prd90090	[redacted]	2,730.00	2,710.00	600.00	0.00	07/30/2015	08/17/2017		-0.04
[redacted]	prdb20a	1,217.00	t0309626	[redacted]	2,765.00	2,680.00	800.00	0.00	08/18/2016	08/17/2017		0.00
[redacted]	prdc20a	1,372.00	t0163556	[redacted]	3,765.00	3,410.00	1,000.00	0.00	06/05/2016	07/04/2017		0.00
[redacted]	prde10a	680.00	t0146238	[redacted]	1,815.00	1,780.00	500.00	0.00	05/24/2016	05/23/2017		0.00
[redacted]	prdc20a	1,372.00	t0265585	[redacted]	3,760.00	3,195.00	1,000.00	0.00	08/07/2016	08/06/2017		0.00
[redacted]	prdb20a	1,217.00	t0175226	[redacted]	2,700.00	2,785.00	800.00	0.00	06/29/2016	06/28/2017		0.00
[redacted]	prdb20a	1,217.00	t0024838	[redacted]	2,700.00	2,495.00	600.00	0.00	10/31/2015	09/30/2017		0.00
[redacted]	prdb20a	1,217.00	t0283348	[redacted]	2,700.00	2,680.00	2,680.00	0.00	07/24/2016	07/23/2017		0.00
[redacted]	prdb20a	1,217.00	t0026240	[redacted]	2,700.00	2,595.00	600.00	0.00	10/31/2015	09/30/2017		0.00
[redacted]	prdb20a	1,217.00	t0438470	[redacted]	2,700.00	2,325.00	2,325.00	500.00	10/25/2016	10/24/2017		0.00
[redacted]	prda10b	784.00	t0171075	[redacted]	2,235.00	2,145.00	600.00	0.00	06/20/2016	06/19/2017		0.00
[redacted]	prdb20a	1,217.00	prd90099	[redacted]	2,700.00	2,780.00	5,250.00	0.00	07/14/2014	08/21/2017		0.00
[redacted]	prda10b	784.00	prd90100	[redacted]	2,235.00	2,230.00	4,120.00	0.00	06/26/2015	08/14/2017		0.00
[redacted]	prda10a	680.00	t0143519	[redacted]	2,135.00	1,860.00	1,860.00	0.00	06/10/2016	06/09/2017		0.00
[redacted]	prde10a	680.00	t0263915	[redacted]	1,815.00	2,040.00	500.00	0.00	08/26/2016	08/25/2017		0.00
[redacted]	prdc20a	1,372.00	prd90103	[redacted]	4,200.00	3,150.00	700.00	0.00	07/20/2014	07/30/2017		10.54
[redacted]	prdb20a	1,217.00	MODEL	[redacted]	3,200.00	0.00	0.00	0.00				0.00
[redacted]	prde10a	680.00	t0239526	[redacted]	2,315.00	2,445.00	500.00	0.00	07/03/2016	07/02/2017		-19.12
[redacted]	prdb20a	1,217.00	prd90105	[redacted]	3,200.00	2,895.00	600.00	0.00	09/29/2014	08/09/2017		0.00
[redacted]	prdb20a	1,217.00	t0153587	[redacted]	2,700.00	2,590.00	800.00	0.00	06/01/2016	06/14/2017		0.00
[redacted]	prdb20a	1,217.00	t0171187	[redacted]	3,200.00	3,090.00	800.00	0.00	05/19/2016	05/18/2017		0.00
[redacted]	prda10b	784.00	prd90108	[redacted]	2,235.00	2,270.00	500.00	0.00	04/17/2015	05/04/2017		0.00
[redacted]	prdc20a	1,372.00	t0363552	[redacted]	4,275.00	3,575.00	1,000.00	0.00	09/10/2016	09/09/2017		0.00
[redacted]	prdb20a	1,217.00	t0232430	[redacted]	2,775.00	2,940.00	800.00	0.00	06/30/2016	06/29/2017		0.00

Thursday, March 23, 2017
08:55 AM

Rent Roll

Page 4

Carmel Pacific Ridge (capacrid)

As Of = 03/23/2017

Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prdb20a	1,217.00	t0382211	[redacted]	2,775.00	2,325.00	800.00	500.00	10/01/2016	09/30/2017		0.00
[redacted]	prda10b	784.00	t0060784	[redacted]	2,310.00	2,450.00	800.00	0.00	02/05/2016	07/07/2017		0.00
[redacted]	prda10b	784.00	t0226022	[redacted]	2,310.00	2,485.00	600.00	0.00	06/27/2016	06/26/2017		0.00
[redacted]	prdc20a	1,372.00	prd90114	[redacted]	3,835.00	3,040.00	700.00	0.00	09/29/2015	07/12/2017		0.00
[redacted]	prda10b	784.00	prd90115	[redacted]	2,235.00	2,260.00	4,670.00	0.00	05/13/2015	07/29/2017		0.00
[redacted]	prdb20a	1,217.00	t0231042	[redacted]	2,760.00	2,720.00	2,720.00	0.00	07/23/2016	07/22/2017		0.00
[redacted]	prdb20a	1,217.00	prd90117	[redacted]	2,700.00	2,520.00	600.00	0.00	11/21/2014	11/29/2016		0.00
[redacted]	prdb20a	1,217.00	t0177164	[redacted]	2,790.00	2,910.00	800.00	0.00	06/24/2016	06/23/2017		0.00
[redacted]	prdb20a	1,217.00	t0265801	[redacted]	2,700.00	2,700.00	200.00	0.00	07/18/2016	07/17/2017		0.00
[redacted]	prdc20a	1,372.00	prd90120	[redacted]	3,760.00	3,520.00	700.00	0.00	07/10/2015	07/21/2017		0.00
[redacted]	prdc20a	1,372.00	t0197814	[redacted]	4,375.00	4,425.00	1,000.00	0.00	07/28/2016	07/27/2017		0.00
[redacted]	prdc20a	1,372.00	t0125980	[redacted]	4,240.00	3,145.00	1,000.00	0.00	05/10/2016	07/09/2017		0.00
[redacted]	prdb20a	1,217.00	prd90122	[redacted]	2,740.00	2,850.00	600.00	0.00	04/23/2015	09/26/2017		0.00
[redacted]	prdb20b	1,496.00	prd90123	[redacted]	3,310.00	3,465.00	900.00	0.00	03/22/2014	03/10/2018		0.00
[redacted]	prdb20a	1,217.00	t0303082	[redacted]	2,740.00	2,700.00	800.00	0.00	08/07/2016	08/06/2017		0.00
[redacted]	prdb20a	1,217.00	t0315572	[redacted]	2,805.00	2,735.00	800.00	0.00	08/18/2016	08/17/2017		0.00
[redacted]	prdb20a	1,217.00	t0027037	[redacted]	2,740.00	2,410.00	2,365.00	0.00	12/11/2015	10/10/2017		0.00
[redacted]	prdb20a	1,217.00	t0051907	[redacted]	3,310.00	3,055.00	600.00	0.00	01/15/2016	12/14/2017		0.00
[redacted]	prdc20a	1,372.00	t0140879	[redacted]	3,805.00	3,270.00	1,000.00	0.00	07/10/2016	07/09/2017		-1,225.72
[redacted]	prdb25at	1,352.00	t0205496	[redacted]	3,010.00	2,930.00	2,930.00	0.00	07/17/2016	07/16/2017		0.00
[redacted]	prdb25at	1,352.00	t0236805	[redacted]	3,010.00	2,885.00	800.00	0.00	07/31/2016	07/30/2017		40.35
[redacted]	prde10a	680.00	VACANT	[redacted]	1,905.00	0.00	0.00	0.00				0.00
[redacted]	prdb25at	1,352.00	prd90131	[redacted]	3,010.00	2,675.00	900.00	0.00	07/20/2013	07/15/2017		75.00
[redacted]	prdb25at	1,352.00	t0256505	[redacted]	3,010.00	2,885.00	800.00	0.00	07/17/2016	07/16/2017		0.00
[redacted]	prdc20a	1,372.00	prd90132	[redacted]	4,305.00	3,395.00	700.00	0.00	10/24/2014	07/23/2017		0.00
[redacted]	prdb20a	1,217.00	prd90133	[redacted]	2,740.00	3,130.00	600.00	0.00	06/20/2013	06/27/2017	05/31/2017	0.00
[redacted]	prdb20a	1,217.00	t0096241	[redacted]	2,740.00	2,405.00	800.00	0.00	04/02/2016	04/01/2017		0.00
[redacted]	prdb20a	1,217.00	t0325591	[redacted]	2,740.00	2,650.00	800.00	0.00	08/21/2016	08/20/2017		0.00
[redacted]	prdb20a	1,217.00	prd90136	[redacted]	2,740.00	2,830.00	1,100.00	0.00	06/26/2013	07/01/2017		0.00
[redacted]	prdb20a	1,217.00	t0308134	[redacted]	2,740.00	2,765.00	800.00	0.00	08/27/2016	08/26/2017		0.00
[redacted]	prda10b	784.00	prd90138	[redacted]	2,275.00	2,090.00	500.00	0.00	03/20/2015	04/30/2017		0.00
[redacted]	prdb20a	1,217.00	prd90139	[redacted]	2,740.00	2,720.00	5,310.00	0.00	07/30/2015	07/30/2017		0.00
[redacted]	prda10b	784.00	prd90140	[redacted]	2,275.00	2,440.00	500.00	0.00	06/24/2014	07/17/2017		0.00
[redacted]	prda10a	680.00	t0435498	[redacted]	2,175.00	1,735.00	600.00	0.00	10/22/2016	08/21/2017		-100.00
[redacted]	prde10a	680.00	t0164665	[redacted]	1,905.00	1,845.00	500.00	0.00	05/22/2016	05/21/2017		0.00
[redacted]	prdc20a	1,372.00	prd90143	[redacted]	4,745.00	4,620.00	700.00	0.00	04/20/2015	05/21/2017		22.58
[redacted]	prdb20a	1,217.00	t0423799	[redacted]	3,240.00	2,860.00	800.00	0.00	11/01/2016	10/31/2017		-40.00
[redacted]	prde10a	680.00	t0224272	[redacted]	2,355.00	2,560.00	500.00	0.00	06/19/2016	06/18/2017	06/18/2017	0.00
[redacted]	prdb20a	1,217.00	prd90146	[redacted]	3,240.00	3,015.00	600.00	0.00	09/20/2015	06/26/2017		0.00

Thursday, March 23, 2017
08:55 AM

Rent Roll

Page 5

Carmel Pacific Ridge (capacrid)

As Of = 03/23/2017

Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prdb20a	1,217.00	t0340958	[redacted]	2,740.00	2,665.00	800.00	0.00	08/28/2016	08/27/2017		0.00
[redacted]	prdb20a	1,217.00	t0069794	[redacted]	3,745.00	3,675.00	3,515.00	0.00	03/11/2016	02/10/2018		-2,720.36
[redacted]	prda10b	784.00	t0532552	[redacted]	2,275.00	1,805.00	600.00	0.00	01/24/2017	01/23/2018		0.00
[redacted]	prdc20a	1,372.00	t0165663	[redacted]	4,820.00	4,390.00	4,390.00	0.00	06/11/2016	06/10/2017		0.00
[redacted]	prdb20b	1,496.00	t0232361	[redacted]	3,320.00	3,180.00	800.00	0.00	06/29/2016	06/28/2017		0.00
[redacted]	prdb20b	1,496.00	prd90152	[redacted]	3,320.00	3,180.00	600.00	0.00	04/24/2015	02/26/2016		0.00
[redacted]	prda10b	784.00	prd90153	[redacted]	2,350.00	2,195.00	500.00	0.00	02/27/2013	05/31/2017		0.00
[redacted]	prda10b	784.00	prd90154	[redacted]	2,350.00	2,470.00	500.00	0.00	05/02/2015	05/20/2017		0.00
[redacted]	prdc20a	1,372.00	t0259729	[redacted]	3,875.00	3,315.00	3,315.00	0.00	07/17/2016	07/16/2017		-1,040.00
[redacted]	prda10b	784.00	t0133280	[redacted]	2,275.00	1,960.00	500.00	500.00	04/20/2016	04/19/2017	04/01/2017	0.00
[redacted]	prdb20a	1,217.00	t0382168	[redacted]	2,800.00	2,900.00	0.00	0.00	09/06/2016	09/05/2017		75.00
[redacted]	prdb20a	1,217.00	t0219193	[redacted]	2,800.00	2,885.00	800.00	0.00	06/19/2016	06/18/2017		0.00
[redacted]	prdb20a	1,217.00	prd90159	[redacted]	2,800.00	2,780.00	5,140.00	0.00	06/16/2015	08/09/2017		0.00
[redacted]	prdb20a	1,217.00	t0101678	[redacted]	2,740.00	2,555.00	800.00	0.00	06/17/2016	06/16/2017		0.00
[redacted]	prdc20a	1,372.00	t0175177	[redacted]	4,305.00	4,270.00	1,000.00	0.00	07/22/2016	07/19/2017		0.00
[redacted]	prda10c	858.00	t0058459	[redacted]	2,385.00	2,170.00	500.00	0.00	01/18/2016	12/21/2017		0.00
[redacted]	prda10c	858.00	t0055690	[redacted]	2,385.00	2,170.00	2,170.00	0.00	01/23/2016	11/22/2017		0.00
[redacted]	prda10c	858.00	prd90162	[redacted]	2,385.00	2,550.00	5,000.00	0.00	08/28/2015	07/30/2017		0.00
[redacted]	prda10c	858.00	t0580741	[redacted]	2,385.00	2,335.00	0.00	0.00	12/05/2016	12/31/2017		0.00
[redacted]	prda10c	858.00	t0542375	[redacted]	2,385.00	1,880.00	600.00	0.00	12/02/2016	10/01/2017		0.00
[redacted]	prda10c	858.00	t0692639	[redacted]	2,385.00	2,425.00	2,425.00	0.00	01/19/2017	11/18/2017		0.00
[redacted]	prda10c	858.00	prd90165	[redacted]	2,385.00	2,260.00	500.00	0.00	06/11/2015	07/14/2017		0.00
[redacted]	prdb10ab	992.00	prd90166	[redacted]	1,471.00	1,471.00	2,920.00	0.00	11/05/2013	11/30/2015		0.00
[redacted]	prdc20a	1,372.00	t0825334	[redacted]	3,815.00	3,985.00	3,985.00	0.00	03/03/2017	05/02/2018		0.00
[redacted]	prda10b	784.00	prd90168	[redacted]	2,255.00	2,280.00	4,210.00	0.00	06/02/2015	07/11/2017		0.00
[redacted]	prdb20a	1,217.00	t0169918	[redacted]	2,750.00	2,680.00	800.00	0.00	06/22/2016	06/21/2017		-8.52
[redacted]	prda10b	784.00	prd90170	[redacted]	2,255.00	2,385.00	500.00	0.00	09/24/2015	09/23/2017	04/30/2017	0.00
[redacted]	prdb20a	1,217.00	t0229290	[redacted]	2,785.00	2,710.00	800.00	0.00	06/19/2016	06/18/2017		0.00
[redacted]	prda10b	784.00	prd90172	[redacted]	2,255.00	2,325.00	4,650.00	0.00	07/28/2015	07/26/2016		0.00
[redacted]	prdb20a	1,217.00	t0520973	[redacted]	2,785.00	2,380.00	800.00	0.00	11/16/2016	08/15/2017		0.00
[redacted]	prdc20a	1,372.00	t0278425	[redacted]	3,945.00	3,380.00	1,000.00	0.00	07/25/2016	07/24/2017		-3,380.00
[redacted]	prdb25at	1,352.00	t0065533	[redacted]	2,990.00	2,495.00	2,495.00	0.00	02/03/2016	07/02/2016		0.00
[redacted]	prdb25at	1,352.00	t0210124	[redacted]	2,990.00	2,745.00	3,245.00	0.00	08/13/2016	08/12/2017		-3.99
[redacted]	prdb25at	1,352.00	prd90177	[redacted]	2,990.00	2,705.00	1,100.00	0.00	06/06/2015	07/09/2017		0.00
[redacted]	prdb25at	1,352.00	t0498995	[redacted]	2,990.00	2,475.00	2,475.00	0.00	11/12/2016	07/11/2017		0.00
[redacted]	prdc20a	1,372.00	t0232246	[redacted]	3,760.00	3,260.00	1,000.00	0.00	06/29/2016	06/28/2017		-1,115.00
[redacted]	prdb20a	1,217.00	t0238379	[redacted]	2,720.00	2,755.00	800.00	0.00	06/30/2016	06/29/2017		0.00
[redacted]	prdb25at	1,352.00	t0171309	[redacted]	3,030.00	2,620.00	800.00	0.00	01/14/2017	07/13/2017		-353.50
[redacted]	prdb20a	1,217.00	t0165835	[redacted]	2,720.00	2,780.00	800.00	0.00	07/01/2016	06/30/2017		-1.63

Thursday, March 23, 2017

08:56 AM

Rent Roll

Page 6

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prdb25at	1,352.00	t0513209	[redacted]	2,990.00	2,465.00	800.00	0.00	11/20/2016	11/19/2017		-1.01
[redacted]	prda10b	784.00	t0237371	[redacted]	2,255.00	2,465.00	600.00	0.00	07/05/2016	07/04/2017		0.00
[redacted]	prdb25at	1,352.00	prd90184	[redacted]	2,990.00	2,770.00	900.00	0.00	02/27/2014	05/14/2017		0.00
[redacted]	prdc20a	1,372.00	prd90185	[redacted]	3,820.00	2,975.00	700.00	0.00	03/18/2015	05/23/2017		0.00
[redacted]	prdb25at	1,352.00	t0211229	[redacted]	2,990.00	2,785.00	800.00	0.00	06/30/2016	06/29/2017		0.00
[redacted]	prdb10ab	992.00	t0759647	[redacted]	1,471.00	1,449.00	1,449.00	0.00	02/09/2017	02/08/2018		0.00
[redacted]	prdc20a	1,372.00	t0267888	[redacted]	3,765.00	3,200.00	3,200.00	0.00	07/26/2016	07/25/2017		0.00
[redacted]	prda10b	784.00	t0579015	[redacted]	2,235.00	2,255.00	600.00	0.00	01/02/2017	07/01/2017		0.00
[redacted]	prdb20a	1,217.00	prd90190	[redacted]	2,765.00	2,755.00	2,495.00	0.00	04/07/2013	01/31/2018		0.00
[redacted]	prda10b	784.00	t0473814	[redacted]	2,235.00	1,735.00	600.00	0.00	12/15/2016	12/14/2017		0.00
[redacted]	prdb20a	1,217.00	t0233652	[redacted]	2,765.00	2,690.00	800.00	0.00	06/30/2016	06/29/2017		-0.30
[redacted]	prda10b	784.00	t0151950	[redacted]	2,235.00	1,945.00	600.00	0.00	04/30/2016	04/29/2017		0.00
[redacted]	prdb20a	1,217.00	t0212420	[redacted]	2,765.00	2,725.00	2,725.00	0.00	06/17/2016	06/16/2017		74.38
[redacted]	prdc20a	1,372.00	t0559154	[redacted]	3,865.00	3,555.00	1,000.00	0.00	01/04/2017	07/03/2017		0.00
[redacted]	prdc20a	1,372.00	prd90196	[redacted]	3,760.00	3,410.00	700.00	0.00	06/18/2015	08/05/2017		-700.00
[redacted]	prdb20a	1,217.00	t0162214	[redacted]	2,700.00	2,625.00	800.00	0.00	06/19/2016	06/18/2017		0.00
[redacted]	prdb20a	1,217.00	t0235383	[redacted]	2,700.00	2,635.00	800.00	0.00	06/30/2016	06/29/2017		0.00
[redacted]	prda10b	784.00	VACANT	[redacted]	2,235.00	0.00	0.00	0.00				0.00
[redacted]	prdc20a	1,372.00	t0111487	[redacted]	3,700.00	2,605.00	2,605.00	0.00	04/09/2016	06/08/2017		-1,756.04
[redacted]	prdb10ab	992.00	t0071653	[redacted]	1,471.00	1,471.00	800.00	0.00	03/22/2016	03/21/2017		0.00
[redacted]	prdb10ab	992.00	prd90203	[redacted]	1,471.00	1,484.00	400.00	0.00	04/19/2013	05/17/2016		0.00
[redacted]	prdc20a	1,372.00	t0288541	[redacted]	3,780.00	3,565.00	1,000.00	0.00	08/07/2016	08/06/2017		0.00
[redacted]	prda10b	784.00	t0719173	[redacted]	2,235.00	3,010.00	600.00	0.00	02/03/2017	06/02/2017		0.00
[redacted]	prdb20a	1,217.00	t0161852	[redacted]	2,765.00	2,525.00	800.00	500.00	06/01/2016	05/31/2017		-0.59
[redacted]	prda10b	784.00	t0446545	[redacted]	2,235.00	1,790.00	600.00	0.00	11/17/2016	01/16/2018		0.00
[redacted]	prdb20a	1,217.00	t0180022	[redacted]	2,765.00	2,930.00	800.00	0.00	06/30/2016	06/29/2017		0.00
[redacted]	prda10b	784.00	t0049243	[redacted]	2,235.00	2,235.00	1,995.00	0.00	12/29/2015	09/28/2017		0.00
[redacted]	prdb20a	1,217.00	t0523206	[redacted]	2,765.00	2,445.00	800.00	0.00	01/22/2017	01/21/2018		-300.00
[redacted]	prdc20a	1,372.00	t0470742	[redacted]	3,865.00	3,460.00	1,000.00	0.00	12/17/2016	07/16/2017		255.17
[redacted]	prde10a	680.00	t0169416	[redacted]	1,865.00	1,815.00	500.00	0.00	05/15/2016	05/14/2017		0.00
[redacted]	prdc20a	1,372.00	t0259277	[redacted]	3,760.00	3,200.00	1,000.00	0.00	07/17/2016	07/16/2017		0.00
[redacted]	prdb20a	1,217.00	prd90213	[redacted]	2,700.00	2,470.00	1,100.00	0.00	06/26/2015	07/14/2016		-268.15
[redacted]	prdb20a	1,217.00	t0387128	[redacted]	2,700.00	2,240.00	2,240.00	0.00	09/19/2016	09/18/2017		0.00
[redacted]	prda10b	784.00	prd90215	[redacted]	2,235.00	2,190.00	3,950.00	0.00	03/05/2014	02/22/2018		0.00
[redacted]	prdc20a	1,372.00	t0177976	[redacted]	3,700.00	3,270.00	1,000.00	0.00	06/20/2016	06/19/2017		0.00
[redacted]	prdb10ab	992.00	prd90218	[redacted]	1,471.00	1,471.00	600.00	0.00	11/21/2015	11/20/2016		0.00
[redacted]	prdb10ab	992.00	prd90219	[redacted]	1,486.00	1,449.00	500.00	0.00	01/14/2014	05/17/2016		384.36
[redacted]	prdc20a	1,372.00	t0170046	[redacted]	4,245.00	4,145.00	1,000.00	0.00	07/20/2016	07/19/2017		0.00
[redacted]	prda10b	784.00	t0224078	[redacted]	2,275.00	2,410.00	2,410.00	0.00	06/19/2016	06/18/2017		0.00

Thursday, March 23, 2017
08:56 AM

Rent Roll

Page 7

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prdb20b	1,496.00	prd90222		3,345.00	3,240.00	600.00	0.00	04/01/2015	04/14/2017	04/14/2017	-1,518.09
	prda10b	784.00	t0443957		2,275.00	1,790.00	1,790.00	0.00	10/21/2016	10/20/2017		0.00
	prdb20a	1,217.00	t0124712		2,805.00	2,465.00	800.00	0.00	04/15/2016	04/14/2017		0.00
	prda10b	784.00	prd90225		2,275.00	2,535.00	500.00	0.00	05/05/2014	03/31/2017		0.00
	prdb20b	1,496.00	prd90226		3,245.00	3,240.00	1,100.00	0.00	07/29/2015	07/18/2017		0.00
	prdc20a	1,372.00	t0046835		4,410.00	3,815.00	700.00	0.00	01/18/2016	07/17/2017		-50.00
	prdb25at	1,352.00	t0191552		3,010.00	2,745.00	800.00	0.00	06/24/2016	06/23/2017		0.00
	prdb25at	1,352.00	t0350168		3,040.00	2,795.00	2,795.00	0.00	08/26/2016	08/25/2017		0.00
	prde10a	680.00	t0205686		1,905.00	2,035.00	500.00	0.00	07/06/2016	07/05/2017		0.00
	prdb25at	1,352.00	t0412018		3,010.00	2,600.00	2,600.00	0.00	09/30/2016	09/29/2017		0.00
	prdb25at	1,352.00	prd90232		3,110.00	2,820.00	5,370.00	0.00	01/24/2015	07/31/2017		-0.79
	prdc20a	1,372.00	t0128853		4,320.00	3,255.00	3,255.00	0.00	04/22/2016	07/21/2017		0.00
	prdb20a	1,217.00	prd90233		2,740.00	2,565.00	600.00	0.00	05/30/2015	07/31/2016		0.00
	prdb25at	1,352.00	t0207368		3,070.00	2,865.00	800.00	0.00	06/30/2016	06/29/2017		0.00
	prdb20a	1,217.00	t0111865		2,740.00	2,405.00	800.00	0.00	04/15/2016	03/14/2017	03/31/2017	0.00
	prdb25at	1,352.00	t0289738		3,070.00	2,855.00	2,855.00	0.00	07/31/2016	07/30/2017		0.00
	prda10b	784.00	prd90237		2,275.00	2,145.00	1,000.00	0.00	03/21/2015	03/31/2017	03/31/2017	0.00
	prdb25at	1,352.00	t0141143		3,070.00	2,795.00	2,795.00	0.00	06/15/2016	07/14/2017		0.00
	prdc20a	1,372.00	t0098344		3,740.00	2,665.00	1,000.00	0.00	04/18/2016	07/17/2017		-847.50
	prdb25at	1,352.00	prd90239		3,010.00	2,790.00	600.00	0.00	03/27/2014	05/11/2017		0.00
	prdb10ab	992.00	t0796754		1,471.00	1,449.00	800.00	500.00	03/18/2017	03/17/2018		0.00
	prda10c	858.00	prd90241		2,385.00	2,420.00	2,355.00	0.00	11/17/2014	11/19/2017		0.00
	prda10c	858.00	t0377333		2,385.00	2,565.00	600.00	0.00	09/14/2016	07/13/2017		0.00
	prda10c	858.00	prd90243		2,385.00	2,400.00	500.00	0.00	07/05/2015	07/17/2017		0.00
	prda10c	858.00	t0285883		2,385.00	2,330.00	2,330.00	0.00	08/04/2016	08/03/2017		0.00
	prda10c	858.00	t0856506		2,385.00	2,220.00	600.00	0.00	03/15/2017	02/14/2018		0.00
	prda10b	784.00	VACANT		2,385.00	0.00	0.00	0.00				0.00
	prdb10ab	992.00	t0503187		1,486.00	1,449.00	800.00	0.00	11/05/2016	11/04/2017		4.00
	prdc20a	1,372.00	t0143305		3,720.00	3,165.00	1,000.00	0.00	07/08/2016	07/07/2017		0.00
	prdb20a	1,217.00	t0352663		2,785.00	2,795.00	2,795.00	0.00	08/28/2016	08/27/2017		0.00
	prda10b	784.00	t0265314		2,285.00	2,260.00	600.00	0.00	07/17/2016	01/16/2018		0.00
	prda10d	1,074.00	t0542132		2,520.00	2,015.00	600.00	0.00	11/26/2016	11/25/2017		0.00
	prda10b	784.00	t0458577		2,285.00	1,990.00	600.00	0.00	10/22/2016	08/21/2017		0.00
	prdb20a	1,217.00	t0047385		2,785.00	2,630.00	600.00	0.00	01/12/2016	07/11/2017		0.00
	prda10b	784.00	prd90252		2,285.00	2,360.00	500.00	0.00	07/10/2016	05/18/2017		0.00
	prdc20a	1,372.00	prd90255		3,875.00	3,350.00	700.00	0.00	03/18/2015	06/30/2017		0.00
	prdb20a	1,217.00	t0047397		2,845.00	2,490.00	2,490.00	0.00	12/06/2015	09/05/2016		0.00
	prde10b	784.00	t0178999		1,945.00	2,030.00	500.00	0.00	06/30/2016	06/29/2017		0.00
	prde10a	680.00	VACANT		1,945.00	0.00	0.00	0.00				0.00

Thursday, March 23, 2017
08:56 AM

Page 8

Rent Roll

Carmel Pacific Ridge (capacrid)

As Of = 03/23/2017

Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prdb20a	1,217.00	t0505873		2,780.00	2,415.00	800.00	500.00	11/19/2016	11/18/2017		0.00
	prdc20a	1,372.00	t0197817		3,795.00	3,585.00	1,000.00	0.00	06/30/2016	06/29/2017		0.00
	prdb20a	1,217.00	prd90261		2,750.00	2,740.00	600.00	0.00	07/10/2015	07/16/2017		0.00
	prdb20a	1,217.00	t0140782		2,780.00	2,430.00	800.00	0.00	05/25/2016	05/24/2017		0.00
	prdb10ab	992.00	prd90263		1,486.00	1,471.00	600.00	0.00	06/24/2014	08/14/2016		0.00
	prda10b	784.00	t0462052		2,285.00	2,025.00	600.00	0.00	12/19/2016	12/18/2017		0.00
	prdc20b	1,378.00	t0316959		3,815.00	3,405.00	3,405.00	0.00	08/18/2016	08/17/2017		0.00
	prdb10ab	992.00	prd90266		1,471.00	1,471.00	600.00	0.00	10/17/2015	09/16/2016		0.00
	prdc20a	1,372.00	prd90267		3,865.00	3,015.00	700.00	0.00	03/24/2014	05/23/2016		0.00
	prdb20a	1,217.00	t0308841		2,865.00	2,890.00	2,890.00	0.00	08/11/2016	08/10/2017		0.00
	prda10b	784.00	t0315147		2,265.00	2,275.00	2,275.00	0.00	08/25/2016	08/24/2017	05/31/2017	0.00
	prda10d	1,074.00	t0053254		2,500.00	2,470.00	500.00	0.00	01/14/2016	07/13/2017		0.00
	prda10b	784.00	t0055582		2,265.00	2,050.00	500.00	0.00	01/09/2016	11/08/2016		51.24
	prdb20a	1,217.00	prd90271		2,765.00	2,800.00	600.00	0.00	08/28/2015	07/08/2017		0.00
	prda10b	784.00	t0443981		2,265.00	1,780.00	600.00	0.00	10/28/2016	08/27/2017		0.00
	prdc20a	1,372.00	t0145586		3,825.00	3,030.00	1,000.00	0.00	05/29/2016	05/28/2017		0.00
	prdb20a	1,217.00	t0297610		2,760.00	2,770.00	800.00	0.00	07/31/2016	07/30/2017		0.00
	prde10a	680.00	prd90275		1,925.00	1,965.00	500.00	0.00	04/21/2015	04/14/2017		0.00
	prde10a	680.00	prd90276		1,925.00	2,255.00	4,030.00	0.00	08/25/2013	08/29/2017		0.00
	prdb20a	1,217.00	prd90277		2,760.00	2,740.00	600.00	0.00	03/17/2015	06/02/2017		0.00
	prdc20a	1,372.00	t0211823		3,775.00	3,375.00	1,000.00	0.00	06/28/2016	06/27/2017		0.00
	prdb20a	1,217.00	t0626506		2,730.00	2,570.00	800.00	0.00	12/17/2016	08/16/2017		-139.49
	prdb20a	1,217.00	t0025175		2,760.00	2,485.00	600.00	0.00	10/31/2015	10/31/2017		0.00
	prdb10ab	992.00	prd90280		1,471.00	1,471.00	1,100.00	0.00	07/12/2012	08/15/2016		0.00
	prda10b	784.00	t0063363		2,265.00	2,790.00	800.00	0.00	03/01/2016	05/31/2017		0.00
	prdb10ab	992.00	prd90282		1,471.00	1,484.00	600.00	0.00	04/09/2014	05/08/2016		0.00
	prdc20a	1,372.00	t0383297		3,700.00	2,600.00	1,000.00	0.00	09/28/2016	09/27/2017		-1,325.08
	prdb10ab	992.00	prd90284		1,471.00	1,471.00	600.00	0.00	02/07/2013	02/12/2016		0.00
	prdc20a	1,372.00	prd90285		3,865.00	3,025.00	700.00	0.00	03/10/2014	05/08/2017	05/31/2017	0.00
	prdb20a	1,217.00	t0259437		2,865.00	2,865.00	800.00	0.00	07/17/2016	07/16/2017		-5,439.34
	prda10b	784.00	prd90287		2,265.00	2,260.00	1,000.00	0.00	06/04/2015	07/03/2017		-2,310.00
	prda10d	1,074.00	t0303616		2,500.00	2,480.00	600.00	0.00	08/14/2016	06/13/2017		0.00
	prda10b	784.00	t0302421		2,265.00	2,275.00	600.00	0.00	08/19/2016	08/18/2017		0.00
	prdb20a	1,217.00	t0225573		2,765.00	2,540.00	800.00	0.00	06/30/2016	06/29/2017		0.00
	prda10b	784.00	t0654081		2,265.00	2,175.00	2,175.00	0.00	01/02/2017	11/01/2017		0.00
	prdc20a	1,372.00	t0141165		3,825.00	3,070.00	1,000.00	0.00	06/18/2016	07/17/2017		0.00
	prdb20a	1,217.00	prd90293		2,760.00	2,495.00	900.00	0.00	02/25/2015	02/27/2018		0.00
	prde10b	784.00	t0177934		1,925.00	1,955.00	500.00	0.00	06/20/2016	06/19/2017		0.00
	prde10a	680.00	prd90295		1,925.00	2,130.00	500.00	0.00	05/26/2015	06/29/2017		0.00

Thursday, March 23, 2017
08:56 AM

Page 9

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prdb20a	1,217.00	prd90296		2,760.00	2,740.00	900.00	0.00	07/27/2015	07/28/2017		0.00
	prdc20a	1,372.00	t0649635		3,825.00	4,370.00	1,000.00	0.00	01/10/2017	05/09/2017		0.00
	prdb20a	1,217.00	t0175310		2,730.00	2,815.00	800.00	0.00	06/25/2016	06/24/2017		-40.75
	prdb20a	1,217.00	prd90299		2,760.00	2,515.00	600.00	0.00	02/09/2014	01/31/2018		0.00
	prde10a	680.00	t0284290		1,845.00	1,990.00	1,000.00	0.00	08/07/2016	08/06/2017		0.00
	prdb10ab	992.00	prd90301		1,471.00	1,471.00	600.00	0.00	06/09/2012	09/30/2014		50.00
	prda10b	784.00	prd90302		2,265.00	2,370.00	500.00	0.00	05/10/2015	06/29/2017		0.00
	prdb10ab	992.00	prd90303		1,471.00	1,471.00	1,100.00	0.00	09/05/2012	09/09/2016		0.00
	prdc20a	1,372.00	t0363537		3,700.00	3,000.00	1,000.00	0.00	09/04/2016	09/03/2017		0.00
	prdb10ab	992.00	prd90305		1,471.00	1,484.00	2,920.00	0.00	02/01/2014	02/08/2016		0.00
	prdc20c	1,574.00	t0046378		4,425.00	3,745.00	700.00	0.00	12/05/2015	07/04/2017		0.00
	prdb20a	1,217.00	t0175893		2,905.00	2,925.00	800.00	0.00	06/30/2016	06/29/2017		0.00
	prda10b	784.00	prd90307		2,305.00	2,410.00	500.00	0.00	05/14/2014	05/19/2016		-207.35
	prda10d	1,074.00	t0302740		2,540.00	2,495.00	600.00	0.00	08/07/2016	08/06/2017		0.00
	prda10b	784.00	t0169905		2,305.00	2,175.00	600.00	500.00	05/07/2016	05/06/2017		0.00
	prdb20a	1,217.00	t0170320		2,805.00	2,695.00	800.00	0.00	06/07/2016	06/06/2017		-13.53
	prda10b	784.00	t0448062		2,305.00	1,865.00	600.00	0.00	11/23/2016	11/22/2017		0.00
	prdc20c	1,574.00	t0243355		4,370.00	3,900.00	1,000.00	0.00	08/11/2016	08/10/2017		0.00
	prdb20a	1,217.00	t0150142		2,865.00	2,685.00	800.00	0.00	05/27/2016	05/26/2017		0.00
	prde10b	784.00	prd90314		1,965.00	1,970.00	500.00	0.00	04/07/2015	04/26/2017		0.00
	prde10b	784.00	t0329424		1,965.00	2,170.00	2,170.00	0.00	09/11/2016	09/10/2017		0.00
	prdb20a	1,217.00	t0230142		2,865.00	2,790.00	800.00	0.00	06/26/2016	06/25/2017		-2,966.96
	prdc20c	1,574.00	prd90317		4,445.00	4,390.00	700.00	0.00	07/08/2015	07/07/2017		0.00
	prdb20a	1,217.00	prd90318		2,770.00	2,765.00	600.00	0.00	06/18/2015	09/12/2017		0.00
	prdb20b	1,496.00	prd90319		3,380.00	3,600.00	3,375.00	0.00	08/25/2015	07/31/2017		-925.00
	prde10a	680.00	t0548061		1,885.00	1,595.00	500.00	0.00	12/17/2016	10/16/2017		0.00
	prdb10ab	992.00	prd90321		1,501.00	1,471.00	600.00	0.00	05/20/2015	06/29/2016		0.00
	prda10b	784.00	prd90322		2,305.00	2,245.00	500.00	0.00	05/03/2012	02/16/2018		42.46
	prdb10ab	992.00	prd90323		1,471.00	1,471.00	600.00	0.00	07/01/2013	07/31/2016		0.00
	prdc20a	1,372.00	prd90324		3,835.00	3,340.00	700.00	0.00	05/31/2015	05/30/2017		0.00
	prdc20a	1,372.00	t0306338		3,750.00	3,340.00	3,340.00	0.00	08/07/2016	08/06/2017		-4.00
	prdc20b	1,378.00	t0452670		3,925.00	3,005.00	1,000.00	0.00	10/29/2016	10/28/2017		0.00
	prdb20a	1,217.00	t0136671		2,750.00	2,560.00	800.00	0.00	05/30/2016	05/29/2017		-0.03
	prdb20a	1,217.00	prd90328		2,820.00	2,725.00	600.00	0.00	04/08/2015	05/31/2017		0.00
	prdb20a	1,217.00	t0173563		2,750.00	2,895.00	800.00	0.00	07/29/2016	07/28/2017		0.00
	prdb20a	1,217.00	t0510394		2,735.00	2,360.00	800.00	0.00	11/11/2016	11/10/2017		0.00
	prdc20a	1,372.00	prd90331		3,970.00	3,320.00	500.00	0.00	01/21/2013	05/31/2017		0.00
	prdb20a	1,217.00	prd90332		2,795.00	2,280.00	600.00	0.00	01/05/2014	07/07/2017		-2,466.88
	prda10b	784.00	prd90333		2,330.00	2,270.00	4,210.00	0.00	06/19/2014	07/07/2017		0.00

Thursday, March 23, 2017
08:56 AM

Page 10

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prda10b	784.00	prd90334	[redacted]	2,330.00	2,370.00	500.00	500.00	10/31/2015	09/30/2017		0.00
[redacted]	prdb20a	1,217.00	t0514906	[redacted]	2,810.00	2,435.00	800.00	0.00	11/15/2016	11/14/2017		0.00
[redacted]	prdc20a	1,372.00	prd90336	[redacted]	3,810.00	3,065.00	700.00	0.00	03/15/2015	06/16/2017		0.00
[redacted]	prdb20a	1,217.00	prd90337	[redacted]	2,735.00	2,740.00	600.00	0.00	04/10/2015	05/07/2017		0.00
[redacted]	prdb20a	1,217.00	t0129599	[redacted]	2,750.00	2,575.00	800.00	0.00	04/02/2016	02/01/2018		0.00
[redacted]	prda10a	680.00	t0101515	[redacted]	2,155.00	1,950.00	600.00	500.00	03/31/2016	02/28/2018		0.00
[redacted]	prda10b	784.00	prd90339	[redacted]	2,285.00	2,320.00	3,880.00	0.00	01/21/2015	06/22/2017		0.00
[redacted]	prdb20a	1,217.00	t0443523	[redacted]	2,760.00	2,410.00	2,410.00	0.00	10/15/2016	10/14/2017		0.00
[redacted]	prdb20a	1,217.00	t0443562	[redacted]	2,775.00	2,425.00	2,425.00	0.00	10/15/2016	10/14/2017		-103.78
[redacted]	prdb20a	1,217.00	t0134517	[redacted]	2,750.00	2,520.00	800.00	0.00	05/13/2016	05/12/2017		0.00
[redacted]	prdb20a	1,217.00	VACANT	[redacted]	2,760.00	0.00	0.00	0.00				0.00
[redacted]	prdb20a	1,217.00	prd90343	[redacted]	2,750.00	2,730.00	600.00	0.00	06/15/2015	08/14/2017		0.00
[redacted]	prda10b	784.00	t0796759	[redacted]	2,295.00	2,195.00	600.00	0.00	03/03/2017	03/02/2018		0.00
[redacted]	prdb10ab	992.00	prd90345	[redacted]	1,471.00	1,471.00	600.00	0.00	01/23/2014	02/06/2016		0.00
[redacted]	prdb20a	1,217.00	t0177877	[redacted]	2,760.00	2,775.00	800.00	0.00	06/18/2016	06/17/2017		0.00
[redacted]	prdb25at	1,352.00	t0306038	[redacted]	2,990.00	2,680.00	800.00	0.00	08/07/2016	08/06/2017		0.00
[redacted]	prdb20a	1,217.00	t0443800	[redacted]	2,720.00	2,370.00	2,370.00	0.00	10/15/2016	10/14/2017		28.89
[redacted]	prdb25at	1,352.00	t0683621	[redacted]	2,990.00	3,120.00	800.00	0.00	01/19/2017	07/18/2017		0.00
[redacted]	prdb20a	1,217.00	t0166870	[redacted]	2,750.00	2,645.00	800.00	0.00	05/15/2016	05/14/2017		-1,322.50
[redacted]	prdb25at	1,352.00	t0206943	[redacted]	2,990.00	2,700.00	800.00	0.00	06/25/2016	06/24/2017		0.00
[redacted]	prdb10ab	992.00	prd90351	[redacted]	1,471.00	1,471.00	600.00	0.00	10/23/2012	01/06/2016		0.00
[redacted]	prdb25at	1,352.00	t0066553	[redacted]	2,990.00	2,525.00	600.00	300.00	02/13/2016	07/12/2017	03/25/2017	0.00
[redacted]	prdb20a	1,217.00	prd90353	[redacted]	2,720.00	2,590.00	600.00	0.00	11/02/2013	10/02/2016		0.00
[redacted]	prdb20a	1,217.00	t0518838	[redacted]	2,720.00	2,350.00	1,550.00	0.00	11/20/2016	11/19/2017		0.01
[redacted]	prdb20a	1,217.00	t0518746	[redacted]	2,720.00	2,350.00	800.00	0.00	11/30/2016	11/29/2017		0.00
[redacted]	prdc20a	1,372.00	t0328486	[redacted]	3,795.00	3,420.00	1,000.00	0.00	08/22/2016	08/21/2017	04/17/2017	100.00
[redacted]	prdb20a	1,217.00	t0178866	[redacted]	2,720.00	2,730.00	800.00	0.00	05/31/2016	06/14/2017	06/14/2017	0.00
[redacted]	prdb20a	1,217.00	t0443790	[redacted]	2,750.00	2,400.00	2,400.00	0.00	10/15/2016	10/14/2017		-45.18
[redacted]	prda10a	680.00	prd90358	[redacted]	2,155.00	2,050.00	500.00	500.00	06/22/2015	08/29/2017		0.00
[redacted]	prda10a	680.00	t0300972	[redacted]	2,185.00	2,140.00	2,140.00	0.00	08/09/2016	02/01/2018		0.00
[redacted]	prdc20a	1,372.00	t0184842	[redacted]	3,720.00	3,520.00	1,000.00	0.00	06/07/2016	06/06/2017		0.00
[redacted]	prda10b	784.00	prd90361	[redacted]	2,255.00	2,375.00	4,380.00	0.00	01/24/2015	07/25/2017		0.00
[redacted]	prdb20a	1,217.00	t0544958	[redacted]	2,720.00	2,480.00	800.00	0.00	11/30/2016	11/29/2017		0.00
[redacted]	prda10a	680.00	t0306365	[redacted]	2,230.00	2,185.00	600.00	0.00	08/07/2016	08/06/2017		0.00
[redacted]	prdc20a	1,372.00	t0453541	[redacted]	3,750.00	2,835.00	1,000.00	0.00	10/23/2016	10/22/2017		0.00
[redacted]	prdb20a	1,217.00	t0164984	[redacted]	2,760.00	2,585.00	800.00	0.00	05/15/2016	05/14/2017		-0.61
[redacted]	prdb20a	1,217.00	t0573202	[redacted]	2,760.00	2,605.00	800.00	0.00	12/05/2016	08/04/2017		0.00
[redacted]	prdb10ab	992.00	t0796778	[redacted]	1,471.00	1,449.00	800.00	0.00	03/20/2017	03/19/2018		0.00
[redacted]	prdb25at	1,352.00	prd90367	[redacted]	2,990.00	2,760.00	600.00	0.00	07/14/2015	07/05/2017		0.00

Thursday, March 23, 2017
08:56 AM

Page 11

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prdb25at	1,352.00	VACANT	[redacted]	2,990.00	0.00	0.00	0.00				0.00
[redacted]	prdc20a	1,372.00	t0301117	[redacted]	3,760.00	3,395.00	3,395.00	0.00	08/06/2016	08/05/2017		-36.49
[redacted]	prdc20a	1,372.00	t0386496	[redacted]	3,800.00	2,735.00	1,000.00	500.00	09/22/2016	09/21/2017		0.00
[redacted]	prdb20a	1,217.00	prd90372	[redacted]	2,730.00	2,745.00	600.00	0.00	08/12/2015	08/01/2016		-0.81
[redacted]	prdb20a	1,217.00	t0182738	[redacted]	2,800.00	2,790.00	800.00	0.00	06/04/2016	06/03/2017		0.00
[redacted]	prdb20a	1,217.00	t0548765	[redacted]	2,730.00	2,835.00	800.00	0.00	12/17/2016	06/16/2017		0.00
[redacted]	prdb20a	1,217.00	t0192304	[redacted]	2,700.00	2,690.00	2,690.00	0.00	08/26/2016	08/25/2017		0.00
[redacted]	prdc20a	1,372.00	t0398501	[redacted]	3,950.00	2,800.00	1,000.00	0.00	09/30/2016	07/29/2017		0.00
[redacted]	prdb20a	1,217.00	t0259608	[redacted]	2,775.00	2,775.00	800.00	0.00	07/17/2016	07/17/2017		0.00
[redacted]	prda10b	784.00	t0436430	[redacted]	2,310.00	1,895.00	1,895.00	0.00	10/14/2016	10/13/2017		0.00
[redacted]	prda10b	784.00	t0139918	[redacted]	2,310.00	2,080.00	1,100.00	0.00	06/19/2016	06/18/2017		0.00
[redacted]	prdb20a	1,217.00	t0426494	[redacted]	2,775.00	2,400.00	2,400.00	0.00	10/21/2016	10/20/2017		0.00
[redacted]	prdc20a	1,372.00	prd90381	[redacted]	3,775.00	2,900.00	700.00	0.00	09/19/2015	07/25/2017		0.00
[redacted]	prdb20a	1,217.00	t0031076	[redacted]	2,700.00	2,350.00	600.00	0.00	11/28/2015	10/27/2016		-1.39
[redacted]	prdb20a	1,217.00	prd90383	[redacted]	2,730.00	2,930.00	600.00	0.00	04/03/2014	04/29/2017		0.00
[redacted]	prda10a	680.00	t0508598	[redacted]	2,135.00	2,055.00	2,055.00	0.00	11/21/2016	05/20/2017		0.00
[redacted]	prda10b	784.00	t0301302	[redacted]	2,265.00	2,220.00	2,220.00	0.00	08/05/2016	08/04/2017		0.00
[redacted]	prdb20a	1,217.00	t0529916	[redacted]	2,760.00	2,425.00	800.00	0.00	11/20/2016	11/19/2017		0.01
[redacted]	prdb20a	1,217.00	t0174852	[redacted]	2,760.00	2,745.00	800.00	0.00	06/04/2016	06/03/2017		0.00
[redacted]	prdb20a	1,217.00	t0057753	[redacted]	2,730.00	2,550.00	600.00	0.00	01/19/2016	12/23/2017		0.00
[redacted]	prdb20a	1,217.00	prd90388	[redacted]	2,760.00	2,880.00	600.00	0.00	05/13/2015	06/24/2017		-1.93
[redacted]	prdb20a	1,217.00	VACANT	[redacted]	2,730.00	0.00	0.00	0.00				0.00
[redacted]	prda10b	784.00	t0269097	[redacted]	2,295.00	2,365.00	2,365.00	0.00	08/21/2016	08/20/2017		0.00
[redacted]	prdb10ab	992.00	prd90390	[redacted]	1,471.00	1,471.00	600.00	0.00	11/04/2014	12/06/2016		0.00
[redacted]	prdb20a	1,217.00	t0435564	[redacted]	2,760.00	2,380.00	800.00	0.00	10/23/2016	10/22/2017		0.00
[redacted]	prdb20a	1,217.00	t0364967	[redacted]	2,700.00	2,280.00	2,280.00	0.00	09/30/2016	09/29/2017		32.25
[redacted]	prdb20a	1,217.00	t0127237	[redacted]	2,730.00	2,390.00	800.00	750.00	06/24/2016	04/23/2017		0.00
[redacted]	prdb10ab	992.00	prd90394	[redacted]	1,471.00	1,471.00	400.00	0.00	02/28/2013	02/27/2015		0.00
[redacted]	prdb20a	1,217.00	t0258134	[redacted]	2,700.00	2,700.00	800.00	0.00	07/17/2016	07/16/2017		0.00
[redacted]	prdb20a	1,217.00	t0504391	[redacted]	2,775.00	2,410.00	800.00	0.00	11/15/2016	11/14/2017		-116.61
[redacted]	prdb20a	1,217.00	prd90397	[redacted]	2,775.00	2,760.00	5,380.00	0.00	07/31/2015	07/14/2017		0.00
[redacted]	prdc20a	1,372.00	t0403502	[redacted]	3,775.00	2,640.00	1,000.00	0.00	09/30/2016	09/29/2017		0.00
[redacted]	prdb20a	1,217.00	t0087755	[redacted]	2,700.00	2,375.00	2,375.00	0.00	03/26/2016	03/25/2017		0.00
[redacted]	prdb20a	1,217.00	t0578984	[redacted]	2,730.00	2,490.00	800.00	0.00	12/19/2016	09/18/2017		-25.81
[redacted]	prda10a	680.00	prd90400	[redacted]	2,150.00	2,175.00	3,840.00	0.00	06/23/2014	04/29/2017		0.00
[redacted]	prda10a	680.00	t0219057	[redacted]	2,180.00	2,285.00	600.00	0.00	06/19/2016	06/18/2017		0.00
[redacted]	prdc20a	1,372.00	t0290483	[redacted]	3,700.00	3,365.00	3,365.00	0.00	07/31/2016	07/30/2017		0.00
[redacted]	prda10b	784.00	prd90403	[redacted]	2,235.00	2,580.00	4,820.00	0.00	08/09/2015	08/11/2017		46.85
[redacted]	prdb20a	1,217.00	prd90404	[redacted]	2,700.00	2,680.00	1,100.00	0.00	07/29/2015	07/14/2017		0.00

Thursday, March 23, 2017
08:56 AM

Page 12

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prda10a	680.00	t0310015		2,210.00	2,220.00	2,220.00	0.00	08/25/2016	08/24/2017		0.00
	prdc20a	1,372.00	t0133160		3,775.00	2,680.00	1,000.00	0.00	04/15/2016	06/14/2017		0.00
	prdb20a	1,217.00	t0165043		2,760.00	2,585.00	800.00	0.00	05/30/2016	05/29/2017		-2,685.00
	prdb20a	1,217.00	t0439341		2,760.00	2,400.00	2,400.00	0.00	10/12/2016	07/11/2017		40.01
	prdb10ab	992.00	prd90409		1,471.00	1,484.00	1,100.00	0.00	04/19/2013	04/26/2016		0.00
	prdc20a	1,372.00	t0178061		3,775.00	3,575.00	1,000.00	0.00	06/24/2016	06/23/2017		0.00
	prdc20a	1,372.00	VACANT		3,800.00	0.00	0.00	0.00				0.00
	prdb20a	1,217.00	t0046987		2,730.00	2,375.00	600.00	0.00	12/13/2015	07/12/2016		0.00
	prdb20a	1,217.00	prd90412		2,800.00	2,780.00	600.00	0.00	03/19/2015	05/23/2017	05/31/2017	0.00
	prdb20a	1,217.00	prd90413		2,730.00	2,860.00	5,330.00	0.00	05/19/2015	07/30/2017		0.00
	prdb20a	1,217.00	t0402085		2,800.00	2,405.00	800.00	0.00	10/08/2016	10/07/2017		0.00
	prdc20a	1,372.00	prd90415		3,950.00	3,090.00	3,090.00	0.00	09/27/2015	07/31/2017		-0.05
	prdb20a	1,217.00	t0354740		2,775.00	2,800.00	2,800.00	0.00	08/30/2016	08/29/2017		0.00
	prda10b	784.00	t0221160		2,310.00	2,445.00	600.00	500.00	06/19/2016	06/18/2017		0.00
	prda10b	784.00	t0300683		2,310.00	2,320.00	600.00	0.00	08/22/2016	08/21/2017		0.00
	prdb20a	1,217.00	t0050338		2,775.00	2,540.00	2,540.00	0.00	01/21/2016	09/20/2016		0.00
	prdc20a	1,372.00	prd90420		3,775.00	3,480.00	700.00	0.00	05/29/2015	07/04/2017		0.00
	prdb20a	1,217.00	prd90421		2,700.00	2,785.00	600.00	0.00	03/11/2015	05/02/2017		0.00
	prdb20a	1,217.00	prd90422		2,730.00	2,710.00	2,615.00	0.00	12/13/2014	10/31/2016		36.54
	prda10a	680.00	t0179874		2,210.00	2,345.00	600.00	0.00	07/20/2016	07/19/2017		0.00
	prda10b	784.00	t0529508		2,265.00	1,765.00	600.00	0.00	12/15/2016	12/14/2017		54.84
	prdb20a	1,217.00	t0314242		2,760.00	2,705.00	2,705.00	0.00	08/12/2016	02/11/2018		0.00
	prdb20a	1,217.00	t0390106		2,800.00	2,355.00	800.00	0.00	09/19/2016	09/18/2017		0.00
	prdb20a	1,217.00	prd90427		2,730.00	2,655.00	600.00	0.00	04/25/2015	04/29/2017	05/21/2017	0.00
	prdb20a	1,217.00	t0179703		2,775.00	2,885.00	800.00	0.00	07/07/2016	07/06/2017		0.00
	prdb20a	1,217.00	t0547832		2,730.00	2,835.00	800.00	0.00	12/23/2016	06/22/2017		86.00
	prda10b	784.00	t0162145		2,295.00	2,130.00	600.00	0.00	06/17/2016	06/16/2017		0.00
	prdb10ab	992.00	prd90431		1,471.00	1,471.00	600.00	0.00	03/04/2015	03/24/2016		0.00
	prdb20a	1,217.00	t0192381		2,760.00	2,845.00	800.00	0.00	06/30/2016	06/29/2017		0.00
	prdb20a	1,217.00	t0149934		2,700.00	2,560.00	1,000.00	0.00	06/15/2016	06/14/2017		0.00
	prdc20a	1,372.00	t0150507		3,700.00	3,110.00	1,000.00	0.00	06/21/2016	06/20/2017		0.00
	prdb20a	1,217.00	t0334917		2,700.00	2,625.00	2,625.00	0.00	08/24/2016	08/23/2017		75.00
	prdb20a	1,217.00	VACANT		2,730.00	0.00	0.00	0.00				0.00
	prdb10ab	992.00	prd90437		1,471.00	1,471.00	600.00	0.00	12/01/2012	01/25/2016		33.65
	prdb20a	1,217.00	t0165101		2,700.00	2,630.00	800.00	0.00	06/04/2016	06/03/2017		0.00
	prdb20a	1,217.00	prd90439		2,775.00	2,545.00	600.00	0.00	06/24/2015	08/23/2016		0.00
	prdb20a	1,217.00	t0515286		2,775.00	2,480.00	800.00	0.00	01/17/2017	07/16/2017		-253.50
	prdc20a	1,372.00	t0441795		3,775.00	2,720.00	1,000.00	0.00	10/24/2016	10/23/2017		0.00
	prdb20a	1,217.00	t0224109		2,700.00	2,785.00	800.00	0.00	06/19/2016	06/18/2017		0.00

Thursday, March 23, 2017
08:56 AM

Page 13

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prdb20a	1,217.00	t0046843		2,730.00	2,570.00	2,375.00	0.00	12/11/2015	07/10/2017		0.00
	prda10a	680.00	t0285557		2,135.00	2,080.00	600.00	0.00	07/25/2016	07/24/2017		0.00
	prda10a	680.00	t0667887		2,135.00	2,080.00	2,080.00	0.00	01/20/2017	01/19/2018		0.00
	prdc20a	1,372.00	t0279084		3,700.00	3,135.00	1,000.00	0.00	07/24/2016	07/23/2017		0.00
	prda10b	784.00	t0529184		2,235.00	1,700.00	600.00	0.00	11/20/2016	09/19/2017		0.00
	prdb20a	1,217.00	t0138711		2,700.00	2,600.00	800.00	0.00	07/01/2016	06/30/2017		-1,301.40
	prda10a	680.00	t0284555		2,210.00	2,155.00	600.00	500.00	07/24/2016	07/23/2017		0.00
	prdc20a	1,372.00	t0403875		3,775.00	2,640.00	2,640.00	0.00	09/30/2016	09/29/2017		0.00
	prdb20a	1,217.00	t0397679		2,760.00	2,340.00	800.00	0.00	09/24/2016	09/23/2017		0.00
	prdb20a	1,217.00	t0134038		2,760.00	2,525.00	800.00	0.00	05/28/2016	06/14/2017		-35.77
	prdb20a	1,217.00	t0403656		2,760.00	2,340.00	2,340.00	0.00	09/27/2016	07/26/2017		0.00
	prdb10ab	992.00	prd90452		1,471.00	1,449.00	600.00	0.00	05/18/2013	05/28/2016		0.00
	prdc20a	1,372.00	t0237770		3,975.00	3,540.00	3,540.00	0.00	08/27/2016	08/26/2017		0.00
	prdc20a	1,372.00	t0227034		3,770.00	3,510.00	3,510.00	0.00	08/09/2016	08/08/2017		0.00
	prdc20a	1,372.00	t0210139		3,915.00	3,920.00	1,000.00	0.00	07/22/2016	07/21/2017		0.00
	prdb20a	1,217.00	prd90455		2,740.00	2,620.00	600.00	0.00	06/01/2015	03/31/2017	03/31/2017	0.00
	prdb20a	1,217.00	t0376788		3,015.00	2,680.00	800.00	0.00	09/30/2016	09/29/2017		0.00
	prdb20a	1,217.00	prd90457		2,770.00	2,840.00	600.00	0.00	05/12/2015	05/27/2017		0.00
	prdb20b	1,496.00	prd90458		3,420.00	3,460.00	600.00	0.00	05/01/2015	06/29/2017		0.00
	prdc20c	1,574.00	t0362142		4,495.00	3,955.00	1,000.00	0.00	09/15/2016	09/14/2017		-3,955.00
	prdb20b	1,496.00	prd90460		3,320.00	3,135.00	600.00	0.00	10/30/2012	11/07/2016		0.00
	prda10b	784.00	t0177541		2,380.00	2,415.00	600.00	0.00	06/24/2016	06/23/2017		-1,237.02
	prda10b	784.00	t0094294		2,350.00	2,115.00	1,350.00	0.00	03/20/2016	03/19/2017		0.00
	prdb20b	1,496.00	prd90463		3,320.00	3,155.00	600.00	0.00	08/22/2012	01/30/2018		0.00
	prdc20c	1,574.00	t0044195		4,320.00	3,610.00	700.00	0.00	12/30/2015	07/29/2017		-500.00
	prdb20a	1,217.00	t0197594		3,245.00	3,230.00	800.00	0.00	06/11/2016	06/10/2017		0.00
	prdb20a	1,217.00	t0385323		2,770.00	2,310.00	800.00	0.00	09/17/2016	09/16/2017		0.00
	prda10a	680.00	t0283596		2,175.00	2,185.00	600.00	0.00	08/11/2016	08/10/2017		0.00
	prda10b	784.00	prd90467		2,305.00	2,050.00	500.00	0.00	10/15/2012	11/28/2017		0.00
	prdb20a	1,217.00	prd90468		2,800.00	2,122.00	600.00	0.00	01/08/2013	04/11/2016		-70.23
	prdb20b	1,496.00	prd90469		3,245.00	3,240.00	600.00	0.00	04/21/2015	05/05/2017		0.00
	prdb20a	1,217.00	t0118496		2,770.00	2,375.00	800.00	0.00	04/25/2016	04/24/2017		0.00
	prdb20b	1,496.00	VACANT		3,335.00	0.00	0.00	0.00				0.00
	prdb20a	1,217.00	t0147118		2,770.00	2,470.00	800.00	0.00	05/15/2016	05/14/2017		0.00
	prda10b	784.00	t0232975		2,335.00	2,575.00	2,575.00	0.00	06/29/2016	06/28/2017		29.03
	prdb10ab	992.00	t0053199		1,471.00	1,449.00	800.00	0.00	09/01/2016	08/31/2017		0.00
	prdb20a	1,217.00	t0241947		2,840.00	2,820.00	2,820.00	0.00	07/24/2016	07/23/2017		0.00
	prdb20a	1,217.00	prd90474		2,855.00	2,930.00	2,750.00	0.00	03/31/2014	05/01/2017		0.00
	prdc20c	1,574.00	t0137675		4,375.00	3,495.00	1,000.00	0.00	04/29/2016	07/28/2017		0.00

Thursday, March 23, 2017
08:56 AM

Page 14

Rent Roll

Carmel Pacific Ridge (capacrid)
As Of = 03/23/2017
Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
	prdb25at	1,352.00	t0299626		3,010.00	2,895.00	2,895.00	0.00	08/08/2016	08/07/2017		0.00
	prdb20a	1,217.00	t0441296		2,740.00	2,385.00	2,385.00	0.00	10/17/2016	10/16/2017		0.00
	prdb25at	1,352.00	t0139970		3,010.00	2,610.00	2,610.00	0.00	04/30/2016	04/29/2017		0.00
	prdb20a	1,217.00	t0291023		2,770.00	2,820.00	2,820.00	0.00	07/31/2016	07/30/2017		0.00
	prdb25at	1,352.00	prd90479		3,010.00	2,710.00	600.00	0.00	02/09/2015	06/02/2017		58.83
	prdb10ab	992.00	prd90480		1,471.00	1,484.00	600.00	0.00	11/06/2012	04/26/2016		0.00
	prdb25at	1,352.00	t0232787		3,010.00	2,950.00	800.00	0.00	08/20/2016	08/19/2017		0.00
	prdb20a	1,217.00	t0026157		2,740.00	2,820.00	600.00	0.00	12/05/2015	07/04/2017		-3,000.00
	prdb20a	1,217.00	t0169995		3,320.00	3,340.00	3,340.00	0.00	06/30/2016	06/29/2017		-20.02
	prdb20a	1,217.00	prd90484		3,320.00	3,160.00	2,815.00	0.00	10/21/2012	07/10/2016		-3,345.38
	prdc20c	1,574.00	t0135443		4,320.00	3,470.00	1,000.00	0.00	04/19/2016	07/18/2017		0.00
	prdb20a	1,217.00	t0174406		2,740.00	2,960.00	800.00	0.00	07/22/2016	07/21/2017		0.00
	prdb20a	1,217.00	t0150124		2,770.00	2,470.00	800.00	0.00	04/30/2016	04/29/2017		0.00
	prda10a	680.00	t0031515		2,175.00	2,120.00	2,080.00	0.00	11/30/2015	09/29/2017		0.00
	prda10a	680.00	t0435631		2,175.00	1,735.00	600.00	0.00	10/14/2016	10/13/2017		0.00
	prdc20a	1,372.00	t0226132		3,740.00	3,035.00	1,000.00	0.00	08/23/2016	08/22/2017		0.00
	prda10b	784.00	prd90489		2,275.00	2,290.00	500.00	0.00	07/02/2014	05/11/2017		0.00
	prdb20a	1,217.00	t0140426		2,740.00	2,400.00	800.00	0.00	05/15/2016	05/14/2017		0.00
	prda10a	680.00	t0521050		2,250.00	1,730.00	600.00	0.00	11/15/2016	09/14/2017	04/06/2017	0.00
	prdc20c	1,574.00	t0276810		4,380.00	3,815.00	1,000.00	0.00	08/11/2016	08/10/2017		0.00
	prdb20b	1,496.00	t0139869		3,305.00	3,050.00	800.00	0.00	05/18/2016	05/17/2017		0.00
	prdb20a	1,217.00	prd90493		2,800.00	2,655.00	4,890.00	0.00	10/16/2015	07/15/2017		0.00
	prdb20a	1,217.00	prd90270		2,800.00	2,525.00	600.00	0.00	11/15/2015	10/14/2017		0.00
	prdb10ab	992.00	prd90495		1,471.00	1,471.00	1,100.00	0.00	10/14/2012	02/03/2016	04/21/2017	0.00
	prdc20c	1,574.00	t0136193		4,305.00	3,455.00	1,000.00	0.00	04/28/2016	06/27/2017		0.00
	prdb25at	1,352.00	t0306233		3,010.00	2,700.00	2,700.00	0.00	08/14/2016	08/13/2017		0.00
	prdb25at	1,352.00	prd90497		3,010.00	2,830.00	900.00	0.00	08/29/2014	08/01/2017		0.00
Future Residents/Applicants												
	prda10b	784.00	t0848378		2,235.00	0.00	200.00	0.00	03/29/2017	05/28/2018		0.00
	prdb20a	1,217.00	t0886355		2,700.00	0.00	200.00	0.00	03/22/2017	09/21/2018		0.00
	prdb20a	1,217.00	t0881873		2,740.00	0.00	200.00	0.00	06/07/2017	07/06/2018		0.00
	prda10b	784.00	t0880535		2,255.00	0.00	200.00	0.00	05/07/2017	06/06/2018		0.00
	prda10b	784.00	t0852896		2,235.00	0.00	200.00	0.00	03/10/2017	03/09/2018		0.00
	prdb20a	1,217.00	t0885371		2,740.00	0.00	200.00	0.00	04/21/2017	04/20/2018		0.00
	prde10a	680.00	t0866421		1,945.00	0.00	200.00	0.00	03/29/2017	09/28/2017		0.00
	prda10b	784.00	t0882998		2,265.00	0.00	200.00	0.00	06/07/2017	07/06/2018		0.00
	prdc20a	1,372.00	t0877171		3,865.00	0.00	200.00	0.00	06/07/2017	07/06/2018		0.00
	prdb25at	1,352.00	t0879461		2,990.00	0.00	200.00	0.00	03/30/2017	02/28/2018		0.00
	prdb20a	1,217.00	t0865800		2,800.00	0.00	200.00	0.00	06/21/2017	07/20/2018		0.00

Thursday, March 23, 2017
08:56 AM

Page 15

Rent Roll

Carmel Pacific Ridge (capacrid)

As Of = 03/23/2017

Month Year = 12/2016

Unit	Unit Type	Unit Sq Ft	Resident	Name	Market Rent	Actual Rent	Resident Deposit	Other Deposit	Move In	Lease Expiration	Move Out	Balance
[redacted]	prdb20a	1,217.00	t0886686	[redacted]	2,730.00	0.00	200.00	0.00	06/03/2017	06/02/2018		0.00
[redacted]	prdb20a	1,217.00	t0880600	[redacted]	2,740.00	0.00	200.00	0.00	04/07/2017	04/06/2018		0.00
			Total	**Carmel Pacific Ridge(capacrid)**	**1,494,440.00**	**1,341,288.00**	**657,653.99**	**9,050.00**				**-56,220.29**

Summary Groups	Square Footage	Market Rent	Actual Rent	Security Deposit	Other Deposits	# Of Units	% Unit Occupancy	% Sqft Occupied	Balance
Current/Notice/Vacant Residents	605,568.00	1,494,440.00	1,341,288.00	655,053.99	9,050.00	533.00	96.62	96.75	-56,220.29
Future Residents/Applicants	13,842.00	34,240.00	0.00	2,600.00	0.00	13.00			0.00
Occupied Units	585,899.00	1,445,770.00				515	96.62	96.75	
Total Non Rev Units	2,001.00	5,435.00				2	0.37	0.34	
Total Vacant Units	17,668.00	43,235.00				16	3.00	2.92	
Totals:	**605,568.00**	**1,494,440.00**	**1,341,288.00**	**657,653.99**	**9,050.00**	**533**	**100.00**	**100.00**	**-56,220.29**

Thursday, March 23, 2017
08:56 AM

EXHIBIT N-1

PRIMARY PERSONAL PROPERTY
[See attached]

GREYSTAR

Property Name

Property Inventory

DATE: 18-Jan-17
PREPARED BY: Shawn Polston
CATEGORY: Leasing Office

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	PURCHASE PRICE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
Manager Office	IBM Lenox all in 1 cpu				New	Jul-16	
	HP secondary Monitor				New	Jul-16	
	Polycom Phone				New	Jul-12	
	L Desk				New	Jul-12	
	3 Chairs				New	Jul-12	
	Round Corner Table				New	Jul-12	
	2 Wall Paintings				New	Jul-12	
Asst. Manager	HP All in 1 CPU				New	Jul-16	
	HP Secondary Monitor				New	Jul-16	
	L Shape Desk				New	Jul-12	
	3 Chairs				New	Jul-12	
	Polycom Phone				New	Jul-12	
	1 LG. Fake floral arrangement				New	Jul-12	
	2 Wall Paintings				New	Jul-12	
Leasing 1	Desk				New	Jul-12	
	Polycom Phone				New	Jul-12	
	Dell all in 1 CPU				New	Jul-12	
	LG Orange Vase				New	Jul-12	
	3 Chairs				New	Jul-12	
	1 LG Painting				New	Jul-12	

Page 1 of 3 3/23/2017

GREYSTAR

Property Name

Property Inventory

DATE: 18-Jan-17
PREPARED BY: Shawn Polston
CATEGORY: Leasing Office

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	PURCHASE PRICE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
Leasing 2	Dell All in 1 CPU				New	Jul-12	
	Polycom Phone				New	Jul-12	
	Desk				New	Jul-12	
	3 Chairs				New	Jul-12	
Leasing 2	2 LG. Paintings				New	Jul-12	
Leasing 3	Dell All In 1 CPU				New	Jul-12	
	Polycom Phone				New	Jul-12	
	Desk				New	Jul-12	
	LG. Orange Vase				New	Jul-12	
	3 Chairs				New	Jul-12	
	1 LG Painting				New	Jul-12	
Lobby	Engrain TV				New	Jul-12	
	6 Chairs				New	Jul-12	
	2 ottoman				New	Jul-12	
	1 LG Round Table				New	Jul-12	
	1 SM round table				New	Jul-12	
	1 LG Quartz Rock				New	Jul-12	
	3 Fake plants				New	Jul-12	
	8 Wall Decorations				New	Jul-12	

Page 2 of 3 3/23/2017

GREYSTAR

Property Name

Property Inventory

DATE: 18-Jan-17
PREPARED BY: Shawn Polston
CATEGORY: Leasing Office

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	PURCHASE PRICE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
Concierge	Dell All In 1 CPU				New	Jul-12	
	Polycom Phone				New	Jul-12	
	3 LG Paintings				New	Jul-12	
	2 LG Statues				New	Jul-12	
	1 Chair				New	Jul-12	

Page 3 of 3 3/23/2017

GREYSTAR

Property Name

Carmel Pacific Ridge

Property Inventory

DATE: 21-Feb-17
PREPARED BY: Shawn Polston
CATEGORY: Club Rooms and Coomon Area

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
Bodega	28 Chairs		Jul-12	New		
	1 - Sofa		Jul-12	New		
	3 - Lg. Planters		Jul-12	New		
	1 - TV		Jul-12	New		
	5 - Med/Lg Tables		Jul-12	New		
	2 - wine Barrels		Jul-12	New		
	2- Paintings		Jul-12	New		
	72 Accessories/Pillows		Jul-12	New		
	4 - Curtains		Jul-12	New		
Loggia	1 - Horse		Jul-12	New		
	1 - Painting		Jul-12	New		
	6 - Chairs		Jul-12	New		
	2 - Round Day beds		Jul-12	New		
	7 - tall Vases		Jul-12	New		
	1 - candle holder		Jul-12	New		
	1 - Wooden Chest		Jul-12	New		
	3 - Sm. Round Tables		Jul-12	New		
	1 - Lg. Area rug		Jul-12	New		
	15 Pillows/Sm. Vases		Jul-12	New		
	2 - Lg. Planters		Jul-12	New		
Common Area Loggia	6 - Round Metal Tables		Jul-12	New		
	24 - Metal Chairs		Jul-12	New		
	6 - Umbrellas		Jul-12	New		
	2 - Wicker Tables		Jul-12	New		
	8 - Wicker Chairs		Jul-12	New		
	1 - trash Bin		Jul-12	New		
	9 - Lg. Planters		Jul-12	New

GREYSTAR

Property Name **Carmel pacific Ridge**

Property Inventory

DATE: 21-Feb-17
PREPARED BY: Shawn Polston
CATEGORY: Café'

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
	2 - TV		Jun-12	New		
	9 - Paintings		Jun-12	New		
	1 - Printer		Jun-12	New		
	2 - Computers and monitors		Jun-12	New		
	24 - Chairs		Jun-12	New		
	12 - Tables/Sm. Tables/Chest		Jun-12	New		
	8 - Ottomans		Jun-12	New		
	2 - Lg. Vases		Jun-12	New		
	103 - Accessories/Accent Pillows		Jun-12	New

GREYSTAR

Property Name — Carmel pacific Ridge

Property Inventory

DATE: 21-Feb-17
PREPARED BY: Shawn Polston
CATEGORY: Café'

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
	2 - TV		Jun-12	New		
	9 - Paintings		Jun-12	New		
	1 - Printer		Jun-12	New		
	2 - Computers and monitors		Jun-12	New		
	24 - Chairs		Jun-12	New		
	12 - Tables/Sm. Tables/Chest		Jun-12	New		
	8 - Ottomans		Jun-12	New		
	2 - Lg. Vases		Jun-12	New		
	103 - Accessories/Accent Pillows		Jun-12	New

GREYSTAR

Property Name CARMEL PACIFIC RIDGE

Property Inventory

DATE: 18-Jan-17
PREPARED BY: Shawn Polston
CATEGORY: Maintenance Shop

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
	Maintenance Shop					
	24' ext. ladder		May-12	New		
	12' A frame ladder		May-12	New		
	6' ladder		May-12	New		
	4' ladder		May-12	New		
	2' ladder		May-12	New		
	Hotsy Pressure Washer		Jun-13	New		
	3000 psi Pressure washer		May-12	New		
	Dri-Eaz Dehumidyfier		May-12	New		
	Carpet Fan		May-12	New		
	Gas Leak Detector		May-12	New		
	Moisture Meter - Delmhorst		May-12	New		
	Compound Miter Saw		May-12	New		
	Table Saw		May-12	New		
	Bench Vise		May-12	New		
	Key Machine		May-12	New		
	Concrete Drill		May-12	New		
	3/8 x 50' Cable snake		May-12	New		
	6' toilet auger		May-12	New		
	Dewalt Nail gun		May-12	New		
	Dewalt Compact compressor		May-12	New		
	Pancake Compressor		May-12	New		
	Ionizer		May-12	New		
	Fogger Machine		May-12	New		
	Volt meter		May-12	New		
	Flat Bed Golf Cart		May-12	Used		
	Maintenance Golf Cart #1		May-12	Used		
	Maintenance Golf Cart #2		May-12	Used		
	Appliance Dolly		May-12	New		
	Scaffolding		Jan-15	New		
	2.5 Gallon Shop Vac		May-12	New		
	14 Gallon Shop Vac		May-12	New	Feb-16	Broken
	Billy Goat		Jan-15	New		
	Back Pack Blower		May-12	New		
	Carpet Extractor		May-12	New		
	14 Gallon Shop Vac		Feb-16	New		
	Tornado upright buffer		1-Jan	New		
	Appliance Dolly with Kick Out Wheels		11/18/2016	New		
	Refrigeerant Scale		2/13/2017	New

GREYSTAR

Property Name

Carmel pacific Ridge

Property Inventory

DATE: 22-Feb-17
PREPARED BY: Shawn Polston
CATEGORY: Models

INVENTORY NUMBER	ITEM	SERIAL NUMBER	PURCHASE DATE	PURCHASE PRICE	NEW/USED	DATE OF DELETION	REASON FOR DELETION
Model 2x2	6 - Area rugs						
	1 - Radio						
	13 - Chairs						
	1 - Sofa						
	1 - White dining Table						
	9 - Sm. Tables						
	21 - Wall Art						
	5 - Vases						
	2 - Beds and bedding sets						
	1 - Ottoman						
	6 - Lamps						
	23 - Pillows						
	10 - white/Green Curtains						
	2 - Floor Planters						
	144 - accessories						
	1 - TV						
Model 1x1	1 - Radio						
	1 - Bed and Bed set						
	4 - Area Rugs						
	8 - Chairs						
	1 - Sectional						
	1 - TV						
	1 - Dining Table						
	17 - Wall art						
	8 - Sm. Tables						
	1 - Shelf Mirror						
	20 - Pillows						
	1 - Bird Nest wicker hanging chair						
	3 - Lamps						
	1 - Standing Lamp						
	6 - Ottomans						
	2 - Throws						
	139 - Accessories

EXHIBIT N-2

SOLAR PROPERTY
Six unique building-mounted solar systems located on the rooftops of 4 building with a total of approximately 493 kWp. The systems contain 360 solar panels from SunPower Corporation. All panels are 225 watt panels, consisting of 72 SunPower all-back contact monocrystalline solar cells each.

The following table provides a breakdown of the total number of unique systems, approximate system sizes, estimated energy loads, and service type:

Meter #	MSB 1A	MSA 1B	MSB 2A	MSB 2B	MSB 3	MSB 4	Total
System Size	49kW	112kW	82 kW	89 kW	78 kW	83 kW	493 kW

Primary system components:
a. SunPower SPR-225 Watt solar modules and SmartMount mounting system
b. SunPower PowerGuard 305 Watt solar modules
c. Sunpower qualified inverts

SunPower/SMA	Qty	Satcon	Qty
SPR-3000m-208	9	PVS50	1
SPR-4000m-208	11	PVS 75	3
SPR-5000m-208	1	PVS 100	1
SPR-6000m-208	2	PVS 135	1

Further details of the system and components can be obtained in the “Sunpower Construction Plans” dated December 19, 2011.

Exhibit N-2